COLUMBIA MANAGEMENT.


                 -------------------------------------

                    Columbia LifeGoal(R) Portfolios

                    Prospectus -- Class R Shares

                    January 23, 2006

                 -------------------------------------


                    Columbia LifeGoal(R) Growth Portfolio
                    (formerly, Nations LifeGoal(R) Growth Portfolio)

                    Columbia LifeGoal(R) Balanced Growth Portfolio
                    (formerly, Nations LifeGoal(R) Balanced Growth Portfolio)

                    Columbia LifeGoal(R) Income and Growth Portfolio
                    (formerly, Nations LifeGoal(R) Income and Growth Portfolio)
















                    THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

                    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


-------------------------------------
                 |  May Lose Value
NOT FDIC-INSURED |
                 |  No Bank Guarantee
-------------------------------------

AN OVERVIEW OF THE PORTFOLIOS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 47.

YOUR INVESTMENT IN A PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE PORTFOLIOS AND THE UNDERLYING FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about Columbia LifeGoal Portfolios. Please read it carefully because it contains information that's designed to help you make informed investment decisions.

Unlike traditional mutual funds, which invest in individual securities, the Portfolios invest in a mix of Stock, International/Global Stock, Government & Corporate Bond and Money Market Funds using an asset allocation approach. These kinds of mutual funds are sometimes called "funds of funds."

ABOUT ASSET ALLOCATION

Asset allocation is the process of creating a diversified portfolio by investing in different asset classes -- for example, equity securities, fixed income securities and money market instruments -- in varying proportions.

The mix of asset classes and how much is invested in each may be the most important factor in how a Portfolio performs and the amount of risk involved. Each asset class, and market segments within a class, like large-, mid- and small-capitalization stocks or high yield and investment grade bonds, have different return and risk characteristics, and react in different ways to changes in the economy. An investment approach that combines asset classes and market segments may help to reduce overall Portfolio volatility.

ABOUT THE PORTFOLIOS

Each Portfolio has its own asset allocation strategy, which gives it distinctive risk/return characteristics. The performance of each Portfolio depends on many factors, including its allocation strategy and the performance of the Funds and other securities it invests in. In general, the more a Columbia LifeGoal Portfolio allocates to Stock, International/Global Stock Funds and equity securities, the greater the potential return and the greater the risk of a decline in share price. The more a Columbia LifeGoal Portfolio allocates to Government & Corporate Bond Funds, fixed income securities, Money Market Funds and money market instruments generally, the greater the potential for price stability and the lower the potential return. There's always a risk, however, that you'll lose money or that you may not earn as much as you expect.

Columbia LifeGoal Growth Portfolio focuses on long-term growth by normally allocating all of its assets to a mix of Funds which invest primarily in equity securities. Equities have the potential to provide higher returns than many other kinds of investments, but they also tend to have the highest risk.

Columbia LifeGoal Balanced Growth Portfolio focuses on long-term growth by normally allocating its assets to a balanced mix of Funds which invest in equity and fixed income securities. Fixed income securities have the potential to increase in value, because, when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

Columbia LifeGoal Income and Growth Portfolio focuses on current income and modest growth. It normally allocates most of its assets to Funds which invest in fixed income securities, but may also allocate some assets to Funds that invest in equity securities. Over time, the return on this Portfolio may be lower than the return on the other Portfolios.

IS LIFEGOAL RIGHT FOR YOU?

When you're choosing a Portfolio to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

Columbia LifeGoal Portfolios may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  - you have short-term investment goals

You'll find a discussion of each Portfolio's investment objective, principal investment strategies and risks in the Portfolio descriptions that start on page 5.

FOR MORE INFORMATION

If you have any questions about the Portfolios, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Portfolios in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Portfolios
(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE PORTFOLIOS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER STARTING ON PAGE 30.

--------------------------------------------------------------------------------


COLUMBIA LIFEGOAL GROWTH PORTFOLIO                               5
------------------------------------------------------------------
COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO                     11
------------------------------------------------------------------
COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO                   17
------------------------------------------------------------------
ABOUT THE UNDERLYING FUNDS                                      23
------------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                     28
------------------------------------------------------------------
HOW THE PORTFOLIOS ARE MANAGED                                  30

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         33
  Distributions and taxes                                       41
  Legal matters                                                 43
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 44
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   47
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA LIFEGOAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT
 THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 30.

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks capital appreciation through exposure to a variety of equity market segments.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests most of its assets in Class R shares of Stock and
                   International/Global Stock Funds.

The portfolio manager uses asset allocation as its principal investment approach. The portfolio manager:

  - allocates assets among Fund categories, within the target allocations set for the Portfolio. The portfolio manager bases these allocations on the Portfolio's investment objective, historical returns for each asset class and on the portfolio's manager's outlook for the economy

  - chooses individual Funds within each category and the amount the portfolio manager will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  - reviews the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when the portfolio manager believes it is appropriate to do so

The actual amount in each Fund or category of Funds may vary from the allocations set by the portfolio manager, depending on how the Funds perform, and for other reasons. The portfolio manager may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in a Fund category than in the target allocation, the portfolio manager may allocate money coming into the Portfolio to the other Fund categories

  - if there are fewer assets in a Fund category than in the target allocation, the portfolio manager may allocate money coming into the Portfolio to that Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Underlying Fund to meet its redemption requests.

  COLUMBIA LIFEGOAL GROWTH PORTFOLIO                      TARGET ALLOCATION FOR EACH
  CAN INVEST IN:                                          FUND CATEGORY:
  LARGE-CAPITALIZATION STOCK FUNDS                                  30-70%
    COLUMBIA LARGE CAP VALUE FUND
    COLUMBIA LARGE CAP CORE FUND
    COLUMBIA MARSICO FOCUSED EQUITIES FUND



  MID-CAPITALIZATION STOCK FUNDS                                    10-30%
    COLUMBIA MID CAP VALUE FUND
    COLUMBIA MARSICO MIDCAP GROWTH FUND



  SMALL-CAPITALIZATION STOCK FUNDS                                   5-20%
    COLUMBIA SMALL CAP VALUE FUND II
    COLUMBIA SMALL CAP GROWTH FUND II
    COLUMBIA ACORN USA



  INTERNATIONAL/GLOBAL STOCK FUNDS                                  10-30%
    COLUMBIA INTERNATIONAL VALUE FUND*
    COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND
    COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND
    COLUMBIA ACORN INTERNATIONAL



  CONVERTIBLE SECURITIES FUND                                        0-20%
    COLUMBIA CONVERTIBLE SECURITIES FUND

*BECAUSE THIS FUND IS CLOSED TO NEW INVESTMENTS, THE PORTFOLIO WILL NOT INVEST
 ADDITIONAL ASSETS IN THIS FUND. HOWEVER, THE PORTFOLIO MANAGER INTENDS TO KEEP EXISTING INVESTMENTS IN THE FUND, SUBJECT TO NORMAL ALLOCATION DECISIONS.

The portfolio manager can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH UNDERLYING FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT
1.800.345.6611 FOR A COPY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia LifeGoal Growth Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The portfolio manager uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns they expect, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the portfolio manager expects, or will fall in value.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Portfolio allocates assets to Funds that may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio allocates assets to Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Underlying Fund's ability to meet its objective.

      - INTEREST RATE RISK -- The Portfolio allocates assets to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. It general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- An Underlying Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

      - REBALANCING POLICY -- The actual amount in each Fund or category of Funds may vary from the allocations set by the portfolio manager. This could continue for some time.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         Because Class R shares have not been offered for a full calendar year, the following bar chart and table show how the Fund's Class A shares have performed in the past, and can help you understand the risks of investing in the
                   Portfolio. Class R shares would have substantially similar annual returns because they are invested in the same portfolio securities, and returns would differ only to the extent that the classes do not have the same expenses and
                   Class R shares do not have a sales charge. If Class R shares fees and expenses were included, performance would be lower. A PORTFOLIO'S PAST PERFORMANCE IS
                   (BEFORE AND AFTER TAXES) NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----
               14.57%   12.64%   25.61%    4.60%   -14.35%  -20.80%  34.03%   14.27%



               *Year-to-date return as of June 30, 2005: -0.24%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           23.55%
         WORST: 3RD QUARTER 2002:         -18.78%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Portfolio's Class A shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                       1 YEAR   5 YEARS   PORTFOLIO*
         CLASS A SHARES RETURNS BEFORE TAXES           14.27%    1.68%      7.59%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                               14.02%    0.29%      6.05%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF PORTFOLIO SHARES   9.28%    0.70%      5.76%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                    10.88%   -2.30%      8.52%

      *THE INCEPTION DATE OF CLASS A SHARES IS OCTOBER 15, 1996. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE COLUMBIA FUNDS THE PORTFOLIO INVESTS IN.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fees and expense information relating to Class R shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class R
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                0.25%



         Distribution (12b-1) fees                                      0.50%
                                                                        -----



         Total annual Portfolio operating expenses                      0.75%
                                                                        =====



                                                                        0.89%
         Expense ratio of underlying Funds



                                                                        1.64%
         Net expense ratio including expenses of underlying Funds(2)



                                                                        1.65%
         Gross expense ratio including expenses of underlying Funds

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)Includes the fees and expenses incurred by the Portfolio directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the target allocation, based on the respective expense ratios of the Underlying Funds for their respective last fiscal years, as adjusted to reflect any fee waiver for any Underlying Fund in effect as of the end of its last fiscal year. Based on this allocation, the Fund's estimated indirect annual expenses would have been 0.89%. Such expense ratios ranged from 0.76% to 1.12%. The indirect expense ratio of the Portfolio may be higher or lower depending on the portion of the Portfolio's assets allocated to each Underlying Fund from time to time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class R shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS R SHARES                          $167     $519      $896      $1,954

COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT
 THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 30.

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks total return through a balanced portfolio of equity and fixed income securities.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests all of its assets in Class R shares of a balanced mix of Stock, International/Global Stock and Government & Corporate Bond Funds.

The portfolio manager uses asset allocation as its principal investment approach. The portfolio manager:

  - allocates assets among Fund categories, within the target allocations set for the Portfolio. The portfolio manager bases these allocations on the Portfolio's investment objective, historical returns for each asset class and on the portfolio manager's outlook for the economy

  - chooses individual Funds within each category and the amount the portfolio manager will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  - reviews the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when the portfolio manager believes it is appropriate to do so

The actual amount in each Fund or category of Funds may vary from the allocations set by the portfolio manager, depending on how the Funds perform, and for other reasons. The portfolio manager may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in a Fund category than in the target allocation, the portfolio manager may allocate money coming into the Portfolio to the other Fund categories

  - if there are fewer assets in a Fund category than in the target allocation, the portfolio manager may allocate money coming into the Portfolio to that Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Underlying Fund to meet its redemption requests.

  COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO             TARGET ALLOCATION FOR EACH
  CAN INVEST IN:                                          FUND CATEGORY:
  LARGE-CAPITALIZATION STOCK FUNDS                                  15-40%
    COLUMBIA LARGE CAP VALUE FUND
    COLUMBIA LARGE CAP CORE FUND
    COLUMBIA MARSICO FOCUSED EQUITIES FUND



  MID-CAPITALIZATION STOCK FUNDS                                     5-15%
    COLUMBIA MID CAP VALUE FUND
    COLUMBIA MARSICO MIDCAP GROWTH FUND




  SMALL-CAPITALIZATION STOCK FUNDS                                   5-15%
    COLUMBIA SMALL CAP VALUE FUND II
    COLUMBIA SMALL CAP GROWTH FUND II
    COLUMBIA ACORN USA



  INTERNATIONAL/GLOBAL STOCK FUNDS                                   5-15%
    COLUMBIA INTERNATIONAL VALUE FUND*
    COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND
    COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND
    COLUMBIA ACORN INTERNATIONAL




  GOVERNMENT & CORPORATE BOND FUNDS                                 25-65%
    COLUMBIA SHORT TERM BOND FUND
    COLUMBIA TOTAL RETURN BOND FUND



  CONVERTIBLE SECURITIES FUND                                        0-10%
    COLUMBIA CONVERTIBLE SECURITIES FUND



  HIGH YIELD BOND FUND                                               0-10%
    COLUMBIA HIGH INCOME FUND

*BECAUSE THIS FUND IS CLOSED TO NEW INVESTMENTS, THE PORTFOLIO WILL NOT INVEST
 ADDITIONAL ASSETS IN THIS FUND. HOWEVER, THE PORTFOLIO MANAGER INTENDS TO KEEP EXISTING INVESTMENTS IN THE FUND, SUBJECT TO NORMAL ALLOCATION DECISIONS.

The portfolio manager can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.


--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.345.6611 FOR A COPY.




 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia LifeGoal Balanced Growth Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The portfolio manager uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the portfolio manager expects, or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the portfolio manager expects, or will fall in value.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

      - INTEREST RATE RISK -- The Portfolio allocates assets to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- An Underlying Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. government obligations. The Portfolio allocates assets to Funds that typically invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The Portfolio allocates assets to Funds that may use derivative instruments. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of the portfolio manager's derivatives strategies will depend on the portfolio manager's ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio allocates assets to Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the underlying Fund's ability to meet its objective.

      - TECHNOLOGY AND TECHNOLOGY-RELATED RISK -- The Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

      - REBALANCING POLICY -- The actual amount in each Fund or category of Funds may vary from the allocations set by the portfolio manager. This could continue for some time.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         Because Class R shares have not been offered for a full calendar year, the following bar chart and table show how the Fund's Class A shares have performed in the past, and can help you understand the risks of investing in the
                   Portfolio. Class R shares would have substantially similar annual returns because they are invested in the same portfolio securities, and returns would differ only to the extent that the classes do not have the same expenses and
                   Class R shares do not have a sales charge. If Class R shares fees and expenses were included, performance would be lower. A PORTFOLIO'S PAST PERFORMANCE
                   (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----
               11.20%   11.66%   14.38%    6.96%   -3.18%   -10.32%  24.10%   10.17%



               *Year-to-date return as of June 30, 2005: 0.20%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           12.44%
         WORST: 3RD QUARTER 2002:         -10.48%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Portfolio's Class A shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of the Lehman Brothers U.S. Government/ Credit Index, Lehman Brothers Mortgage-Backed Securities Index, Lehman Brothers Asset-Backed Securities Index and Lehman Brothers Commercial Mortgage-Backed Securities Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                       1 YEAR   5 YEARS   PORTFOLIO*
         CLASS A SHARES RETURNS BEFORE TAXES           10.17%    4.89%      7.76%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                9.22%    3.31%      5.71%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF PORTFOLIO SHARES   6.72%    3.24%      5.46%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                    10.88%   -2.30%      8.52%



         LEHMAN BROTHERS U.S. AGGREGATE INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                                    4.34%    7.71%      7.04%

      *THE INCEPTION DATE OF CLASS A SHARES IS OCTOBER 15, 1996. THE RETURNS FOR
       THE INDICES SHOWN ARE FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE COLUMBIA FUNDS THE PORTFOLIO INVESTS IN.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fees and expense information relating to Class R shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                                   Class R
         (Fees paid directly from your investment)                          Shares
         Maximum sales charge (load) imposed on purchases                    N/A



         Maximum deferred sales charge (load)                                N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                     0.25%



         Distribution (12b-1) fees                                           0.50%
                                                                             -----



         Total annual Portfolio operating expenses                           0.75%
                                                                             =====



                                                                             0.79%
         Expense ratio of underlying Funds



                                                                             1.54%
         Net expense ratio including expenses of underlying Funds(2)



                                                                             1.55%
         Gross expense ratio including expenses of underlying Funds

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)Includes the fees and expenses incurred by the Portfolio directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the target allocation, based on the respective expense ratios of the Underlying Funds for their respective last fiscal years, as adjusted to reflect any fee waiver for any Underlying Fund in effect as of the end of its last fiscal year. Based on this allocation, the Fund's estimated indirect annual expenses would have been 0.79%. Such expense ratios ranged from 0.48% to 1.12%. The indirect expense ratio of the Portfolio may be higher or lower depending on the portion of the Portfolio's assets allocated to each Underlying Fund from time to time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class R shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS R SHARES                          $157     $489      $844      $1,845

COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS PORTFOLIO'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE PORTFOLIO.




 YOU'LL FIND MORE ABOUT
 THE ADVISER AND THE PORTFOLIO MANAGER ON PAGE 30.

ABOUT THE UNDERLYING FUNDS

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THEIR OBJECTIVES AND STRATEGIES, IN ABOUT THE UNDERLYING FUNDS AND IN THE SAI.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Portfolio seeks current income and modest growth to protect against inflation and to preserve purchasing power.

(COMPASS GRAPHIC)  INVESTMENT STRATEGIES
                   The Portfolio normally invests most of its assets in Class R shares of
                   Government & Corporate Bond Funds, but may also invest in Columbia Funds Stock,
                   International/Global Stock and Money Market Funds.

The portfolio manager uses asset allocation as its principal investment approach. The portfolio manager:

  - allocates assets among Fund categories, within the target allocations set for the Portfolio. The portfolio manager bases these allocations on the Portfolio's investment objective, historical returns for each asset class and on the portfolio manager's outlook for the economy

  - chooses individual Funds within each category and the amount the portfolio manager will allocate to each, looking at each Fund's historical returns, as well as the expected performance of the mix of Funds

  - reviews the allocations to Fund categories and individual Funds at least monthly, and may change these allocations when the portfolio manager believes it is appropriate to do so

The actual amount in each Fund or category of Funds may vary from the allocations set by the portfolio manager, depending on how the Funds perform, and for other reasons. The portfolio manager may use various strategies to try to manage how much the actual amount varies, and for how long. For example:

  - if there are more assets in a Fund category than in the target allocation, the portfolio manager allocate money coming into the Portfolio to the other Fund categories

  - if there are fewer assets in a Fund category than in the target allocation, the portfolio manager may allocate money coming into the Portfolio to that Fund category

The Portfolio normally sells a proportionate amount of the shares it owns in each Underlying Fund to meet its redemption requests.

  COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO CAN INVEST   TARGET ALLOCATION FOR EACH
  IN:                                                        FUND CATEGORY:
  LARGE-CAPITALIZATION STOCK FUNDS                                     10-30%
    COLUMBIA LARGE CAP VALUE FUND
    COLUMBIA LARGE CAP CORE FUND
    COLUMBIA MARSICO FOCUSED EQUITIES FUND



  MID-CAPITALIZATION STOCK FUNDS                                        0-10%
    COLUMBIA MID CAP VALUE FUND
    COLUMBIA MARSICO MIDCAP GROWTH FUND



  SMALL-CAPITALIZATION STOCK FUNDS                                      0-10%
    COLUMBIA SMALL CAP VALUE FUND II
    COLUMBIA SMALL CAP GROWTH FUND II
    COLUMBIA ACORN USA



  INTERNATIONAL/GLOBAL STOCK FUNDS                                      0-10%
    COLUMBIA INTERNATIONAL VALUE FUND*
    COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND
    COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND
    COLUMBIA ACORN INTERNATIONAL



  GOVERNMENT & CORPORATE BOND FUNDS                                    50-90%
    COLUMBIA SHORT TERM BOND FUND
    COLUMBIA TOTAL RETURN BOND FUND



  CONVERTIBLE SECURITIES FUND                                           0-10%
    COLUMBIA CONVERTIBLE SECURITIES FUND



  HIGH YIELD BOND FUND                                                  0-15%
    COLUMBIA HIGH INCOME FUND



  MONEY MARKET FUND                                                     0-20%
    COLUMBIA CASH RESERVES

*BECAUSE THIS FUND IS CLOSED TO NEW INVESTMENTS, THE PORTFOLIO WILL NOT INVEST
 ADDITIONAL ASSETS IN THIS FUND. HOWEVER, THE PORTFOLIO MANAGER INTENDS TO KEEP EXISTING INVESTMENTS IN THE FUND, SUBJECT TO NORMAL ALLOCATION DECISIONS.

Columbia LifeGoal Income and Growth Portfolio's target allocation for total investments in stock and international/global stock funds is 30%. The portfolio manager can substitute or add other Funds to this list at any time, including Funds introduced after the date of this prospectus.

--------------------------------------------------------------------------------

YOU'LL FIND DETAILED INFORMATION ABOUT EACH FUND'S INVESTMENT STRATEGIES AND RISKS IN ITS PROSPECTUS, AND IN ITS SAI. PLEASE CALL US AT 1.800.345.6611 FOR A COPY.




 YOU'LL FIND MORE ABOUT OTHER
 RISKS OF INVESTING IN THIS PORTFOLIO IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia LifeGoal Income and Growth Portfolio has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The portfolio manager uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the portfolio manager expects or that the Portfolio will fall in value. There is also the risk that the Funds the Portfolio invests in will not produce the returns the portfolio manager expects, or will fall in value.

      - STOCK MARKET RISK -- The Portfolio allocates assets to Funds that invest in stocks. The value of the stocks a Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- The Portfolio allocates assets to Funds that may invest in smaller companies. Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains, but also carry more risk.

      - FOREIGN INVESTMENT RISK -- The Portfolio allocates assets to Funds that invest in foreign securities. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments. Funds that invest in securities of companies in emerging markets have high growth potential, but can be more volatile than securities in more developed markets.

      - INTEREST RATE RISK -- The Portfolio allocates assets to Funds that may invest in fixed income securities. The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      - CREDIT RISK -- An Underlying Fund that invests in fixed income securities could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but generally is not a factor for U.S. government obligations. The Portfolio allocates assets to Funds that typically invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      - DERIVATIVES RISK -- The Portfolio allocates assets to Funds that may use derivative instruments. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the

        Fund. The success of management's derivatives strategies will depend on the portfolio manager's ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

      - CONVERTIBLE SECURITIES RISK -- The Portfolio allocates assets to Funds that invest in convertible securities. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the underlying Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the underlying Fund's ability to meet its objective.

      - REBALANCING POLICY -- The actual amount in each Fund or category of Funds may vary from the allocations set by the portfolio manager. This could continue for some time.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A PORTFOLIO'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE PORTFOLIO'S HOLDINGS AND PORTFOLIO EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE PORTFOLIO'S PERFORMANCE
  GRAPHIC)         Because Class R shares have not been offered for a full calendar year, the following bar chart and table show how the Fund's Class A shares have performed in the past, and can help you understand the risks of investing in the
                   Portfolio. Class R shares would have substantially similar annual returns because they are invested in the same portfolio securities, and returns would differ only to the extent that the classes do not have the same expenses and
                   Class R shares do not have a sales charge. If Class R shares fees and expenses were included, performance would be lower. A PORTFOLIO'S PAST PERFORMANCE
                   (BEFORE AND AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Portfolio's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               1997     1998     1999     2000     2001     2002     2003     2004
               ----     ----     ----     ----     ----     ----     ----     ----
               8.50%   10.12%    6.15%    5.72%    2.38%   -3.68%   14.94%    6.38%



              *Year-to-date return as of June 30, 2005: 0.59%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           7.28%
         WORST: 3RD QUARTER 2002:         -4.35%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Portfolio's Class A shares' average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Portfolio shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or retirement accounts. The table also shows the returns for each period for the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of the Lehman Brothers U.S. Government/ Credit Index, Lehman Brothers Mortgage-Backed Securities Index, Lehman Brothers Asset-Backed Securities Index and Lehman Brothers Commercial Mortgage-Backed Securities Index. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                       1 YEAR   5 YEARS   PORTFOLIO*
         CLASS A SHARES RETURNS BEFORE TAXES            6.38%    4.98%      6.29%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                5.27%    3.55%      4.46%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF PORTFOLIO SHARES   4.29%    3.41%      4.28%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                    10.88%   -2.30%      8.52%



         LEHMAN BROTHERS U.S. AGGREGATE INDEX
           (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                                    4.34%    7.71%      7.04%

      *THE INCEPTION DATE OF CLASS A SHARES IS OCTOBER 15, 1996. THE RETURNS FOR
       THE INDICES SHOWN ARE FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL PORTFOLIO OPERATING EXPENSES THAT ARE DEDUCTED FROM A PORTFOLIO'S ASSETS AND FROM THE ASSETS OF THE COLUMBIA FUNDS THE PORTFOLIO INVESTS IN.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF PORTFOLIO DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A PORTFOLIO'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE PORTFOLIO
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Additional hypothetical fees and expense information relating to Class R shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class R
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         ANNUAL PORTFOLIO OPERATING EXPENSES(1)
         (Expenses that are deducted from the Portfolio's assets)



         Management fees                                                0.25%



         Distribution (12b-1) fees                                      0.50%
                                                                        -----



         Total annual Portfolio operating expenses                      0.75%
                                                                        =====



                                                                        0.66%
         Expense ratio of underlying Funds



                                                                        1.41%
         Net expense ratio including expenses of underlying Funds(2)



                                                                        1.43%
         Gross expense ratio including expenses of underlying Funds

      (1)The figures contained in the table are based on amounts incurred during the Portfolio's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)Includes the fees and expenses incurred by the Portfolio directly and indirectly from the Underlying Funds in which the Portfolio invests. The ratios shown above are based on the target allocation, based on the respective expense ratios of the Underlying Funds for their respective last fiscal years, as adjusted to reflect any fee waiver for any Underlying Fund in effect as of the end of its last fiscal year. Based on this allocation, the Fund's estimated indirect annual expenses would have been 0.66%. Such expense ratios ranged from 0.20% to 1.12%. The indirect expense ratio of the Portfolio may be higher or lower depending on the portion of the Portfolio's assets allocated to each Underlying Fund from time to time.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE PORTFOLIO'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Portfolio with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class R shares of the Portfolio for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Portfolio

        - your investment has a 5% return each year

        - the Portfolio's operating expenses remain the same as shown in the table above

        - the Portfolio's indirect expenses remain at the average of the range as shown above for the 1 year example, excluding any fee waivers and/or reimbursements for the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS R SHARES                          $144     $450      $780      $1,711




About the Underlying Funds


The table starting on the next page is a brief overview of the objectives and principal investments of the Underlying Funds in which the Columbia LifeGoal Portfolios invest. Each Portfolio invests in a different mix of Underlying Funds. You'll find the mix of Underlying Funds and target allocations for each Portfolio starting on page 5.

The portfolio manager can substitute or add other Funds to this table at any time, including Funds introduced after the date of this prospectus.

FOR MORE INFORMATION

You'll find more detailed information about each Fund's investment strategies and risks in its prospectus and in its SAI. Please call us at 1.800.345.6611 for copies.

                                         The Fund's investment objective                What the Fund invests in
                                      -------------------------------------    ------------------------------------------
STOCK FUNDS
Columbia Large Cap Value Fund         Growth of capital by investing in        - at least 80% of its assets in common
                                      companies that are believed to be          stocks of U.S. companies. The Fund
                                      undervalued.                               generally invests in companies in a
                                                                                 broad range of industries with market
                                                                                 capitalizations of at least $1 billion
                                                                                 and daily trading volumes of at least $3
                                                                                 million. Effective September 23, 2005,
                                                                                 under normal circumstances, the Fund
                                                                                 will invest at least 80% of its assets
                                                                                 in large capitalization companies whose
                                                                                 market capitalizations are within the
                                                                                 range of the companies within the
                                                                                 Russell 1000 Value Index
                                                                               - up to 20% of its assets in foreign
                                                                                 securities
                                                                               - may invest in real estate investment
                                                                                 trusts

Columbia Large Cap Core Fund          Long-term growth of capital.             Columbia Large Cap Core Master Portfolio.
                                                                               The Master Portfolio invests:
                                                                               - at least 65% of its assets in common
                                                                                 stocks of companies that it selects from
                                                                                 among major industry sectors. Effective
                                                                                 September 23, 2005, under normal
                                                                                 circumstances, the Master Portfolio will
                                                                                 invest at least 80% of its assets in
                                                                                 large capitalization companies whose
                                                                                 market capitalizations are within the
                                                                                 range of the companies within the S&P
                                                                                 Index
                                                                               - The securities the Master Portfolio
                                                                                 normally holds include common stocks,
                                                                                 preferred stocks and convertible
                                                                                 securities
                                                                               - up to 20% of its assets in foreign
                                                                                 securities

Columbia Marsico Focused Equities     Long-term growth of capital.             Columbia Marsico Focused Equities Master
  Fund                                                                         Portfolio. The Master Portfolio invests:
                                                                               - at least 80% of its assets in equity
                                                                                 securities. The investments mostly
                                                                                 consist of equity securities of large
                                                                                 capitalization companies with a market
                                                                                 capitalization of $4 billion or more.
                                                                                 The Master Portfolio, which is non-
                                                                                 diversified, generally holds a core
                                                                                 position of 20 to 30 common stocks that
                                                                                 are selected for their long-term growth
                                                                                 potential
                                                                               - up to 25% of its assets in foreign
                                                                                 securities

Columbia Mid Cap Value Fund           Long-term growth of capital with         - at least 80% of its assets in equity
                                      income as a secondary consideration.       securities of U.S. companies whose
                                                                                 market capitalizations are within the
                                                                                 range of the companies within the
                                                                                 Russell MidCap Value Index and that are
                                                                                 believed to have the potential for
                                                                                 long-term growth
                                                                               - up to 20% of its assets in foreign
                                                                                 securities
                                                                               - may invest in real estate investment
                                                                                 trusts

Columbia Marsico MidCap Growth        Long-term growth of capital by           - at least 80% of its assets in U.S.
  Fund                                investing primarily in equity              companies whose market capitalizations
                                      securities.                                are within the range of companies within
                                                                                 the Russell MidCap Growth Index and that
                                                                                 are believed to have the potential for
                                                                                 long-term growth. The Fund generally
                                                                                 holds 35 to 50 equity securities


                                         The Fund's investment objective                What the Fund invests in
                                      -------------------------------------    ------------------------------------------

Columbia Small Cap Value Fund II      Long-term growth of capital by           Columbia Small Cap Value II Master
                                      investing in companies believed to be    Portfolio. The Master Portfolio invests:
                                      undervalued.                             - at least 80% of its assets in equity
                                                                                 securities of U.S. companies whose
                                                                                 market capitalizations are within the
                                                                                 range of the companies within the
                                                                                 Russell 2000 Value Index and that are
                                                                                 believed to have the potential for
                                                                                 long-term growth

Columbia Small Cap Growth Fund II     Long-term capital growth by investing    Columbia Small Cap Master Portfolio. The
                                      primarily in equity securities.          Master Portfolio invests:
                                                                               - at least 80% of its assets in companies
                                                                                 with a market capitalization of $2
                                                                                 billion or less

Columbia Acorn USA                    Long term growth of capital.             - at least 80% of its assets in U.S.
                                                                                 companies with market capitalizations of
                                                                                 less than $5 billion at the time of
                                                                                 initial purchase

INTERNATIONAL/GLOBAL STOCK FUNDS
Columbia International Value Fund     Long-term capital appreciation by        Columbia International Value Master
  (closed to new investments)         investing primarily in equity            Portfolio. The Master Portfolio invests:
                                      securities of foreign issuers,           - at least 65% of its assets in foreign
                                      including emerging markets countries.      companies anywhere in the world that
                                                                                 have a market capitalization of more
                                                                                 than $1 billion at the time of
                                                                                 investment. The Master Portfolio
                                                                                 typically invests in at least three
                                                                                 countries other than the United States
                                                                                 at any one time

Columbia Multi-Advisor                Long-term capital growth by investing    Columbia Multi-Advisor International
  International Equity Fund           primarily in equity securities of        Equity Master Portfolio. The Master
                                      non-U.S. companies in Europe,            Portfolio invests:
                                      Australia, the Far East and other        - at least 80% of its assets in equity
                                      regions, including developing              securities of established companies
                                      countries.                                 located in at least three countries
                                                                                 other than the United States. The
                                                                                 investment managers select countries,
                                                                                 including emerging market or developing
                                                                                 countries, that they believe have the
                                                                                 potential for growth
                                                                               - primarily in equity securities, which
                                                                                 may include equity interests in foreign
                                                                                 investment funds or trusts, convertible
                                                                                 securities, real estate investment trust
                                                                                 securities and depositary receipts

Columbia Marsico International        Long-term growth of capital.             Columbia Marsico International
  Opportunities Fund                                                           Opportunities Master Portfolio. The Master
                                                                               Portfolio invests:
                                                                               - at least 65% of its assets in common
                                                                                 stocks of foreign companies selected for
                                                                                 their long-term growth potential. While
                                                                                 the Master Portfolio may invest in
                                                                                 companies of any size, it focuses on
                                                                                 large companies. The Master Portfolio
                                                                                 normally invests in issuers from at
                                                                                 least three countries other than the
                                                                                 United States and generally holds a core
                                                                                 position of 35 to 50 common stocks


                                         The Fund's investment objective                What the Fund invests in
                                      -------------------------------------    ------------------------------------------
Columbia Acorn International          Long-term growth of capital.             - the majority (under normal market
                                                                                 conditions, at least 75%) of its assets
                                                                                 in the stocks of foreign companies based
                                                                                 in developed markets
                                                                               - the stocks of companies based outside
                                                                                 the U.S. with market capitalizations of
                                                                                 less than $5 billion at the time of
                                                                                 initial purchase

CONVERTIBLE SECURITIES FUND
Columbia Convertible Securities       Total investment return, comprised of    - At least 80% of its assets in
  Fund                                current income and capital                 convertible securities. Most convertible
                                      appreciation, consistent with prudent      securities are issued by U.S. issuers
                                      investment risk.                           and are not investment grade
                                                                               - the Fund may invest in common stocks
                                                                               - the Fund may invest up to 15% of its
                                                                                 assets in Eurodollar convertible
                                                                                 securities
                                                                               - The team generally chooses convertible
                                                                                 securities that are rated at least "B"
                                                                                 by a nationally recognized statistical
                                                                                 rating organization but may choose
                                                                                 unrated securities if it believes they
                                                                                 are of comparable quality at the time of
                                                                                 investment

GOVERNMENT & CORPORATE BOND
  FUNDS
Columbia Short Term Bond Fund         High current income consistent with      - at least 65% of its total assets in
                                      minimal fluctuations of principal.         investment grade fixed income
                                                                                 securities. The team may choose unrated
                                                                                 securities if it believes they are of
                                                                                 comparable quality to investment grade
                                                                                 securities at the time of investment.
                                                                                 Effective September 23, 2005, under
                                                                                 normal circumstances, the Fund will
                                                                                 invest at least 80% of its assets in
                                                                                 bonds
                                                                               - corporate debt securities, including
                                                                                 bonds, notes and debentures,
                                                                                 mortgage-related securities issued by
                                                                                 governments, asset-backed securities or
                                                                                 U.S. government obligations

Columbia Total Return Bond Fund       Total return by investing in             - at least 80% of its assets in bonds
                                      investment grade fixed income            - at least 65% of its assets in investment
                                      securities.                                grade fixed income securities. The
                                                                                 portfolio management team may choose
                                                                                 unrated securities if it believes they
                                                                                 are of comparable quality to investment
                                                                                 grade securities at the time of
                                                                                 investment
                                                                               - corporate debt securities, including
                                                                                 bonds, notes and debentures, U.S.
                                                                                 government obligations, foreign debt
                                                                                 securities denominated in U.S. dollars,
                                                                                 mortgage-related securities,
                                                                                 asset-backed securities or municipal
                                                                                 securities


                                         The Fund's investment objective                What the Fund invests in
                                      -------------------------------------    ------------------------------------------
HIGH YIELD BOND FUND
Columbia High Income Fund             Maximum income by investing in a         Columbia High Income Master Portfolio. The
                                      diversified portfolio of high yield      Master Portfolio invests:
                                      debt securities.                         - at least 80% of its assets in domestic
                                                                                 and foreign corporate high yield debt
                                                                                 securities which are not rated
                                                                                 investment grade but generally will be
                                                                                 rated "BB" or "B" by Standard & Poor's
                                                                                 Corporation
                                                                               - primarily in U.S. government
                                                                                 obligations, zero-coupon bonds, as well
                                                                                 as domestic corporate high yield debt
                                                                                 securities and U.S. dollar-denominated
                                                                                 foreign corporate high yield debt
                                                                                 securities, both of which include
                                                                                 private placements
                                                                               - up to 20% of its assets in equity
                                                                                 securities which may include convertible
                                                                                 securities

MONEY MARKET FUND
Columbia Cash Reserves                Preservation of principal value and      - money market instruments, including
                                      maintenance of a high degree of            commercial paper, bank obligations,
                                      liquidity while providing current          short- term debt securities, short-term
                                      income.                                    taxable municipal securities, repurchase
                                                                                 agreements secured by first-tier
                                                                                 securities, U.S. government obligations
                                                                                 or U.S. Treasury obligations


Other important information
(LINE GRAPH GRAPHIC)

--------------------------------------------------------------------------------

YOU'LL FIND SPECIFIC INFORMATION ABOUT EACH PORTFOLIO'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS IN THE DESCRIPTIONS STARTING ON PAGE 5.

--------------------------------------------------------------------------------


The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Portfolio or Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.
        Each Portfolio that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Portfolio becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Portfolios or any Fund may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio manager can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds and the Portfolios may invest their assets in Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds and the Portfolios for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Columbia Money Market Funds or the Funds.

      - FOREIGN INVESTMENT RISK -- Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulties selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      - INVESTING DEFENSIVELY -- A Portfolio may temporarily hold up to 100% of its assets in Columbia Cash Reserves, a money market fund, to try to protect it during a market or economic downturn or because of political or other conditions. A Portfolio may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to the Portfolios and the Funds, including investment advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Portfolios and the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI and on the Columbia Funds' website. In addition, a complete list of each Fund's portfolio holdings for each calendar month will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 30 calendar days following each month-end and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Portfolio or Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. The Portfolios generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Portfolio's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

How the Portfolios are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP LLC (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Columbia Funds Family, including the Portfolios described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

The table below tells you the portfolio manager responsible for making the day-to-day investment decisions for each Portfolio. The professional biography of the portfolio manager follows the table. The SAI provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Portfolio.

  PORTFOLIO                                              PORTFOLIO MANAGER
  COLUMBIA LIFEGOAL GROWTH PORTFOLIO                     VIKRAM KURIYAN



  COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO            VIKRAM KURIYAN



  COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO          VIKRAM KURIYAN

                               LENGTH OF SERVICE            BUSINESS EXPERIENCE
    PORTFOLIO MANAGER            WITH THE FUND           DURING THE PAST FIVE YEARS
  VIKRAM KURIYAN           COLUMBIA LIFEGOAL             COLUMBIA
                           GROWTH PORTFOLIO              MANAGEMENT--PORTFOLIO
                           SINCE AUGUST 2004             MANAGER SINCE 2000



                           COLUMBIA LIFEGOAL
                           BALANCED GROWTH PORTFOLIO
                           SINCE AUGUST 2004



                           COLUMBIA LIFEGOAL
                           INCOME AND GROWTH
                           PORTFOLIO
                           SINCE AUGUST 2004

The Portfolio pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Portfolio and is paid monthly. The Adviser has also agreed to pay all other Portfolio expenses, except taxes, brokerage fees and commissions, extraordinary expenses, and any distribution (12b-1) or shareholder administration fees for the Portfolios except Columbia LifeGoal Income Portfolio.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Portfolios' annual report to shareholders for the fiscal year ended March 31.

The following chart shows the maximum advisory fee the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Portfolios' last fiscal year. Certain Portfolios have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Portfolios for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR
  COLUMBIA LIFEGOAL GROWTH PORTFOLIO                          0.25%        0.25%



  COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO                 0.25%        0.25%



  COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO               0.25%        0.25%

INVESTMENT SUB-ADVISERS

Columbia Funds and the Adviser may engage one or more investment sub-advisers for each Portfolio to make day-to-day investment decisions for the Portfolio. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Portfolios' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Portfolio:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Portfolios' annual report to shareholders for the fiscal year ended March 31.

Applicable law requires a Portfolio to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and Columbia Funds have applied for relief from the SEC to permit the Portfolios to act on many of the Adviser's recommendations with approval only by the Board and not by Portfolio shareholders. The Adviser or a Portfolio would inform the Portfolio's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Portfolios obtain the relief, each Portfolio will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

OTHER SERVICE PROVIDERS

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


The Portfolios are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay commissions, distribution (12b-1) fees, and/or other compensation to companies for selling shares to investors.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Portfolios, and is responsible for overseeing the administrative operations of the Portfolios. Columbia Management Advisors, LLC does not receive any fees for the administrative services it provides to the Portfolios.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Portfolios' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Class R shares of the Portfolios. Here are some general rules about this class of shares:

 ELIGIBLE INVESTORS


  - Class R shares are available to certain eligible investors and must be purchased through eligible retirement plans. The eligible investors described below are subject to different minimum initial investment requirements. Eligible investors and their applicable investment minimums are as follows:

  - 401(k) plans;

  - 457 plans;

  - Employer-Sponsored 403(b) plans;

  - Profit sharing and money purchase pension plans;

  - Defined benefit plans; and

  - Non-qualified deferred compensation plans ("eligible retirement plans")

Class R shares will not be available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs.

The Funds reserve the right to change the criteria for eligible investors. The Funds also reserve the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

You'll find more information about buying, selling and exchanging Class R shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.

The Portfolios also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.345.6611 if you have any questions, or you need help placing an order.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Portfolio's or Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Portfolio or Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Portfolio shares held by long-term shareholders and have other adverse effects on the Portfolio. This type of excessive short-term trading activity is referred to herein as "market timing." The Portfolios are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Portfolios to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Portfolio by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Portfolio's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Portfolio's ability to provide the maximum investment return to all participants. Certain Portfolios or Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Portfolio or Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds' will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES -- HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Portfolio are not affected by any of these limits. For these purposes, a "round trip" is a purchase by any means into a Portfolio or Fund followed by a redemption, of any amount, by any means out of the same Portfolio or Fund. Under this definition, a exchange into a Portfolio or Fund followed by a exchange out of the same Portfolio or

Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Portfolio or Fund which may result in certain shareholders being able to market time a Portfolio or Fund while the shareholders in that Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Portfolio shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

HOW SHARES ARE PRICED

All transactions are based on the price of a Portfolio's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Portfolio at the end of each business day. The net asset value per share of a Portfolio is based on the net asset value per share of the Columbia Funds the Portfolio invests in.

We calculate the net asset value for each class of a Portfolio by determining the value of the Portfolio's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN AN UNDERLYING FUND

The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED

Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Portfolios, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A PORTFOLIO EVERY BUSINESS DAY.
--------------------------------------------------------------------------------



(DOLLAR SIGN       BUYING SHARES
  GRAPHIC)

      All orders for the purchase of Class R shares must be made through your eligible retirement plan. Here are some general rules for buying shares:

        - You buy Class R shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Portfolio. We don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.


(DOLLAR SIGN       SELLING SHARES
  GRAPHIC)

      For information about how to sell Class R shares through your eligible retirement plan, please contact your plan administrator. Here are some general rules for selling shares:

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIO OR FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.
--------------------------------------------------------------------------------



(EXCHANGING SHARES      EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Portfolio to buy shares of another Portfolio or Columbia Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

      Here's how exchanges work:

        - You can exchange Class R shares of a Portfolio for Class R shares of any other Portfolio or Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Portfolio or Fund, including any minimum investment requirements, apply to exchanges into that Portfolio or Fund.

        - You may only make exchanges into a Portfolio or Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Portfolio or Fund that is accepting investments.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

How selling agents are paid
(PERCENT GRAPHIC)

Your selling agents usually receive compensation based on your investment in the Portfolios. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

SALES CHARGES


Your purchase of Class R shares are at net asset value, which is the value of a Class R share excluding any sales charge. Class R shares are not subject to an initial sales charge when purchased or contingent deferred sales charge when sold.

Your financial advisor/plan sponsor may receive cumulative commissions from Columbia Management Distributors, Inc. for the shares purchased in accordance with the table below:

AMOUNT PURCHASED                                             COMMISSION %
----------------                                             ------------
First $50 million.........................................       0.50
over $50 million..........................................       0.25

Additionally, your financial advisor/plan sponsor may receive ongoing 12b-1 fees with respect to Class R shares.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12b-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12b-1) FEES

The Distributor and selling agents may be compensated for selling shares to investors under distribution plans.

The amount of the fee depends on the class of shares you own:

                               MAXIMUM ANNUAL DISTRIBUTION (12B-1) FEE
                             (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
  CLASS R SHARES     0.50% DISTRIBUTION (12b-1)

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Portfolios' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Portfolios pay these fees to the Distributor and/or to eligible selling agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Portfolios

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or the Distributor and not by the Portfolios, is discretionary and may be available only to selected selling agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and the Distributor, and certain other selling agents. Selected selling agents also may receive compensation for opening or servicing a minimum number of accounts.

The Adviser and the Distributor may pay significant amounts from their own assets to selling agents of the Portfolios for distribution-related activities. These amounts, which are in addition to any sales charges and distribution (12b-1) fees paid by the Portfolios, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Portfolios, including, for example, presenting Portfolios on "preferred" or "select" lists, in return for the payments. Selling agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Columbia Funds' transfer agent. The Columbia Funds also may pay significant amounts to third party intermediaries, including selling agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Portfolios and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling agent.

Distributions and taxes
(DOLLAR SIGN GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A PORTFOLIO -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Portfolios intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Portfolios won't have to pay any federal income tax. When a Portfolio makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Portfolios normally declare and pay distributions of net investment income quarterly, and distribute any realized net capital gain at least once a year. The Portfolios may, however, declare and pay distributions of net investment income more frequently.

Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Portfolio usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Portfolio unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Portfolio shares only. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution and all subsequent distributions will be reinvested in additional shares of the Portfolio.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Portfolio shares shortly before the Portfolio makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Portfolio that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Portfolio sells those securities and distributes the realized gain. This distribution is also subject to tax. The Portfolios have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE PORTFOLIOS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING PORTFOLIO SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(k) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT YOUR TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------

HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Portfolio's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Portfolio's long-term capital gain distributed to individual shareholders, if any, generally will qualify for the reduced rate of tax if attributable to the Portfolio's sales and exchanges. Also, if you're an individual Portfolio shareholder, the portion of your distributions attributable to dividends received by the Portfolio from certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met. Absent further legislation, these reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Portfolio. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is exempt from state and local individual income taxes. Distributions you receive that come from interest a Portfolio earns from U.S. government obligations may not be exempt from these taxes. Please consult your tax adviser about your specific tax situation.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities redemptions and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Portfolio shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Portfolio shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" (now, the Advisor)) and BACAP Distributors, LLC (which has subsequently merged into the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust (now known as Columbia Funds Series Trust), the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 6, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a "motion to dismiss" that is pending. Discovery has recently been initiated. At the present time, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Hypothetical Investment and Expense Information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Portfolio, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Portfolio assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Portfolio, which are the same as those stated in the Annual Portfolio Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA LIFEGOAL GROWTH PORTFOLIO -- CLASS R SHARES

              MAXIMUM SALES CHARGE  INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
                     0.00%                        $10,000.00                               5%
               CUMULATIVE RETURN                         CUMULATIVE RETURN   HYPOTHETICAL YEAR-    ANNUAL
                 BEFORE FEES &        ANNUAL EXPENSE        AFTER FEES &     END BALANCE AFTER     FEES &
     YEAR           EXPENSES               RATIO              EXPENSES        FEES & EXPENSES    EXPENSES(1)
       1      5.00%........                  1.64%              3.36%            $10,336.00       $  166.76
       2      10.25%.......                  1.65%              6.82%            $10,682.26       $  173.40
       3      15.76%.......                  1.65%             10.40%            $11,040.11       $  179.21
       4      21.55%.......                  1.65%             14.10%            $11,409.96       $  185.21
       5      27.63%.......                  1.65%             17.92%            $11,792.19       $  191.42
       6      34.01%.......                  1.65%             21.87%            $12,187.23       $  197.83
       7      40.71%.......                  1.65%             25.95%            $12,595.50       $  204.46
       8      47.75%.......                  1.65%             30.17%            $13,017.45       $  211.31
       9      55.13%.......                  1.65%             34.54%            $13,453.53       $  218.39
      10      62.89%.......                  1.65%             39.04%            $13,904.23       $  225.70
  TOTAL GAIN AFTER FEES & EXPENSES                                               $ 3,904.23
    TOTAL ANNUAL FEES & EXPENSES                                                                  $1,953.68

---------------

(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO -- CLASS R SHARES

              MAXIMUM SALES CHARGE  INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
                     0.00%                        $10,000.00                               5%
               CUMULATIVE RETURN                         CUMULATIVE RETURN   HYPOTHETICAL YEAR-    ANNUAL
                 BEFORE FEES &        ANNUAL EXPENSE        AFTER FEES &     END BALANCE AFTER     FEES &
     YEAR           EXPENSES               RATIO              EXPENSES        FEES & EXPENSES    EXPENSES(1)
       1      5.00%........                  1.54%              3.46%            $10,346.00       $  156.66
       2      10.25%.......                  1.55%              7.03%            $10,702.94       $  163.13
       3      15.76%.......                  1.55%             10.72%            $11,072.19       $  168.76
       4      21.55%.......                  1.55%             14.54%            $11,454.18       $  174.58
       5      27.63%.......                  1.55%             18.49%            $11,849.35       $  180.60
       6      34.01%.......                  1.55%             22.58%            $12,258.15       $  186.83
       7      40.71%.......                  1.55%             26.81%            $12,681.06       $  193.28
       8      47.75%.......                  1.55%             31.19%            $13,118.55       $  199.95
       9      55.13%.......                  1.55%             35.71%            $13,571.14       $  206.85
      10      62.89%.......                  1.55%             40.39%            $14,039.35       $  213.98
  TOTAL GAIN AFTER FEES & EXPENSES                                               $ 4,039.35
    TOTAL ANNUAL FEES & EXPENSES                                                                  $1,844.62

---------------

(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

COLUMBIA LIFEGOAL INCOME AND GROWTH PORTFOLIO -- CLASS R SHARES

              MAXIMUM SALES CHARGE  INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
                     0.00%                        $10,000.00                               5%
               CUMULATIVE RETURN                         CUMULATIVE RETURN   HYPOTHETICAL YEAR-    ANNUAL
                 BEFORE FEES &        ANNUAL EXPENSE        AFTER FEES &     END BALANCE AFTER     FEES &
     YEAR           EXPENSES               RATIO              EXPENSES        FEES & EXPENSES    EXPENSES(1)
       1      5.00%........                  1.41%              3.59%            $10,359.00       $  143.53
       2      10.25%.......                  1.43%              7.29%            $10,728.82       $  150.78
       3      15.76%.......                  1.43%             11.12%            $11,111.84       $  156.16
       4      21.55%.......                  1.43%             15.09%            $11,508.53       $  161.74
       5      27.63%.......                  1.43%             19.19%            $11,919.38       $  167.51
       6      34.01%.......                  1.43%             23.45%            $12,344.90       $  173.49
       7      40.71%.......                  1.43%             27.86%            $12,785.62       $  179.68
       8      47.75%.......                  1.43%             32.42%            $13,242.06       $  186.10
       9      55.13%.......                  1.43%             37.15%            $13,714.81       $  192.74
      10      62.89%.......                  1.43%             42.04%            $14,204.42       $  199.62
  TOTAL GAIN AFTER FEES & EXPENSES                                               $ 4,204.42
    TOTAL ANNUAL FEES & EXPENSES                                                                  $1,711.35

---------------

(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------

Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated "BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index which measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index which measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Internal Revenue Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

S&P 500(1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolios.



53
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COLUMBIA MANAGEMENT.




Where to find more information

You'll find more information about Columbia LifeGoal Portfolios in the following documents:


Annual and semi-annual reports

The annual and semi-annual reports contain information about Portfolio investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the period covered.

Statement of Additional Information

The SAI contains additional information about the Portfolios and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Portfolios and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.345.6611

By mail:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
WWW.COLUMBIAFUNDS.COM

Information about the Portfolios can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number: 811-09645
Columbia Funds Series Trust

PRO-36/105324-0106

COLUMBIA MANAGEMENT.



                                     ----------------------------------

                                       Prospectus

                                       Class R Shares

                                       January 23, 2006

                                     ----------------------------------






STOCK FUNDS

Columbia Large Cap Value Fund
(formerly, Nations Value Fund)
Columbia Mid Cap Value Fund
(formerly, Nations MidCap Value Fund)
Columbia Marsico Growth Fund
(formerly, Nations Marsico Growth Fund)
Columbia Marsico 21st Century Fund
(formerly, Nations Marsico 21st Century Fund)
Columbia Small Cap Value Fund II
(formerly, Nations SmallCap Value Fund)

INTERNATIONAL STOCK FUNDS
Columbia Multi-Advisor International Equity Fund
(formerly, Nations International Equity Fund)
Columbia Marsico International Opportunities Fund
(formerly, Nations Marsico International Opportunities Fund)

INDEX FUND
Columbia Large Cap Enhanced Core Fund
(formerly, Nations LargeCap Enhanced Core Fund)









                   THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.

                   ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




----------------------------------------------------
                  |   May Lose Value
NOT FDIC-INSURED  |
                  |   No Bank Guarantee
----------------------------------------------------

AN OVERVIEW OF THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

IN THIS PROSPECTUS, WE, US AND OUR REFER TO THE COLUMBIA FUNDS FAMILY (COLUMBIA FUNDS OR COLUMBIA FUNDS FAMILY). SOME OTHER IMPORTANT TERMS WE'VE USED MAY BE NEW TO YOU. THESE ARE PRINTED IN ITALICS WHERE THEY FIRST APPEAR IN A SECTION AND ARE DESCRIBED IN TERMS USED IN THIS PROSPECTUS.




 YOU'LL FIND TERMS USED IN THIS PROSPECTUS ON PAGE 76.

YOUR INVESTMENT IN THESE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY BANK OF AMERICA, N.A. (BANK OF AMERICA), THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. YOUR INVESTMENT MAY LOSE MONEY.

AFFILIATES OF BANK OF AMERICA ARE PAID FOR THE SERVICES THEY PROVIDE TO THE
FUNDS.

--------------------------------------------------------------------------------

This booklet, which is called a prospectus, tells you about certain Columbia Funds Stock, International Stock and Index Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

ABOUT THE FUNDS

Each type of Fund has a different investment focus:

  - Stock Funds invest primarily in equity securities of U.S. companies.

  - International Stock Funds invest primarily in equity securities of companies outside the U.S.

  - The Index Fund focuses on long-term growth and seeks to match the industry and risk characteristics of a specific stock market index, like the S&P 500. While maintaining the characteristics of the index, Columbia Large Cap Enhanced Core Fund varies the number, type and weighting of its holdings from those of the index to try to provide higher returns.

The Funds also have different risk/return characteristics because they invest in different kinds of securities and have varying investment strategies.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.

In every case, there's a risk that you'll lose money or that you may not earn as much as you expect.

CHOOSING THE RIGHT FUNDS FOR YOU

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Funds generally focus on long-term growth. They may be suitable for you if:

  - you have longer-term investment goals

  - they're part of a balanced portfolio

  - you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  - you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities

  - you have short-term investment goals

  - you're looking for a regular stream of income

You'll find a discussion of each Fund's investment objective, principal investment strategies and risks in the Fund descriptions that start on page 5.

FOR MORE INFORMATION

If you have any questions about the Funds, please call us at 1.800.345.6611 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

WHAT'S INSIDE
--------------------------------------------------------------------------------

About the Funds

(FILE FOLDER GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

COLUMBIA MANAGEMENT ADVISORS, LLC (THE ADVISER) IS THE INVESTMENT ADVISER TO EACH OF THE FUNDS. THE ADVISER IS RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE INVESTMENT MANAGEMENT OF EACH FUND. THE ADVISER AND COLUMBIA FUNDS HAVE ENGAGED SUB-ADVISERS, WHICH ARE RESPONSIBLE FOR THE DAY-TO-DAY INVESTMENT DECISIONS FOR CERTAIN FUNDS.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE SUB-ADVISERS STARTING ON PAGE 51.

--------------------------------------------------------------------------------


-----------------------------------------------------------------
COLUMBIA LARGE CAP VALUE FUND                                   5
-----------------------------------------------------------------
COLUMBIA MID CAP VALUE FUND                                    11
-----------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND                                   16
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------
COLUMBIA MARSICO 21ST CENTURY FUND                             21
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND II                               27
-----------------------------------------------------------------

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND               31
Sub-advisers: Marsico Capital Management, LLC and Causeway
Capital Management LLC
-----------------------------------------------------------------

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND              36
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------
COLUMBIA LARGE CAP ENHANCED CORE FUND                          42
-----------------------------------------------------------------
OTHER IMPORTANT INFORMATION                                    48
-----------------------------------------------------------------
HOW THE FUNDS ARE MANAGED                                      51

About your investment
(DOLLAR SIGN GRAPHIC)

INFORMATION FOR INVESTORS
  Buying, selling and exchanging shares                         57
     How orders are processed                                   60
  Redemption fees                                               61
  Distributions and taxes                                       67
  Legal matters                                                 70
------------------------------------------------------------------
HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION                 71
------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                   76
------------------------------------------------------------------
WHERE TO FIND MORE INFORMATION                          BACK COVER

COLUMBIA LARGE CAP VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. THE ADVISER'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE TEAM MEMBERS ON PAGE 51.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT REDUCED PRICES, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks growth of capital by investing in companies that are believed to be undervalued.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in large capitalization companies whose market capitalizations are within the range of the companies within the Russell 1000 Value Index (currently between $859 million and $367.5 billion) at the time of purchase. It generally invests in companies in a broad range of industries with market capitalizations of at least
                   $1 billion and daily trading volumes of at least $3 million. The Fund may also invest up to 20% of its assets in foreign securities. The Fund may also invest in real estate investment trusts.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three-pronged approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - various measures of relative valuation, including price to cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  - a company's current operating margins relative to its historic range

  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Large Cap Value Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - REAL ESTATE INVESTMENT TRUST RISK -- Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         Because Class R shares have not been offered for a full calendar year, the following bar chart and table show how the Fund's Class A shares have performed in the past, and can help you understand the risks of investing in the
                   Portfolio. Class R shares would have substantially similar annual returns because they are invested in the same portfolio securities, and returns would differ only to the extent that the classes do not have the same expenses and
                   Class R shares do not have a sales charge. If Class R shares fees and expenses were included, performance would be lower. A FUND'S PAST PERFORMANCE (BEFORE AND
                   AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.
                                  (BAR CHART)

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
               35.78%   20.85%   26.30%   17.14%    0.99%    3.66%   -7.45%   -19.32%  31.22%   13.37%



               *Year-to-date return as of June 30, 2005: 1.99%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           19.39%
         WORST: 3RD QUARTER 2002:         -20.50%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table also shows the returns for each period for the Russell 1000 Value Index, an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                              1 YEAR   5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES  13.37%    2.86%     10.94%    10.41%



         CLASS A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS                   13.16%    1.23%      8.46%     8.20%



         CLASS A SHARES RETURNS AFTER TAXES
           ON DISTRIBUTIONS AND SALE OF FUND
           SHARES                              8.94%    1.84%      8.58%     8.20%



         RUSSELL 1000 VALUE INDEX (REFLECTS
           NO DEDUCTIONS FOR FEES, EXPENSES
           OR TAXES)                          16.49%    5.27%     13.83%    11.72%




      *THE INCEPTION DATE OF CLASS A SHARES IS DECEMBER 6, 1989. THE RETURN FOR
       THE INDEX SHOWN IS FROM NOVEMBER 30, 1989.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class R shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                               Class R
         (Fees paid directly from your investment)                      Shares
         Maximum sales charge (load) imposed on purchases                 N/A



         Maximum deferred sales charge (load)                             N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                              0.72%



         Distribution (12b-1) fees                                       0.50%



         Other expenses                                                  0.05%
                                                                        -------



         Total annual Fund operating expenses                            1.27%



         Fee waivers                                                    (0.01)%
                                                                        -------



         Total net expenses(3)                                           1.26%
                                                                        =======

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.55% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.60% for assets up to $500 million; 0.55% for assets in excess of $500 million and up to $1 billion; 0.43% for assets in excess of $1 billion and up to $1.5 billion; 0.43% for assets in excess of $1.5 billion and up to $3 billion; 0.43% for assets in excess of $3 billion and up to $6 billion; and 0.41% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees until July 31, 2006. The figure shown here is after waivers. There is no guarantee that this waiver will continue after July 31, 2006. The administrator shall waive a specified portion (0.04% of net assets) of the administration fees payable to it under the Administration Agreement on assets up to $500 million. Fees will not be waived on assets in excess of $500 million. Commencing upon the consummation of the reorganization of Columbia Growth and Income Fund into Columbia Large Cap Value Fund, in addition to such waiver, the administrator shall waive administration fees payable to it under the Administration Agreement and/or the investment adviser shall waive advisory fees payable to it under the Investment Advisory Agreement to the extent necessary to ensure that the combined total of such administration and advisory fees does not exceed the following fee schedule: 0.77% for assets up to $500 million; 0.72% for assets in excess of $500 million and up to $1 billion; 0.60% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.60% for assets in excess of $3 billion and up to $6 billion; 0.58% for assets in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE




      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class R shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

        - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS R SHARES                          $128     $400      $692      $1,529

COLUMBIA MID CAP VALUE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. THE ADVISER'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE TEAM MEMBERS ON PAGE 51.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


[TARGET GRAPHIC]   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital with income as a secondary consideration.

[COMPASS GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell Midcap Value Index (currently between
                   $1.4 billion and $13.4 billion) and that are believed to have the potential for long-term growth. The Fund may also invest up to 20% of its assets in foreign securities. The Fund may also invest in real estate investment trusts.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - various measures of relative valuation, including price to cash flow and relative dividend yield. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  - a company's current operating margins relative to its historic range

  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors.

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


[LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
GRAPHIC]           Columbia Mid Cap Value Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - REAL ESTATE INVESTMENT TRUST RISK -- Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         Because Class R shares have not been offered for a full calendar year, the following bar chart and table show how the Fund's Class A shares have performed in the past, and can help you understand the risks of investing in the
                   Portfolio. Class R shares would have substantially similar annual returns because they are invested in the same portfolio securities, and returns would differ only to the extent that the classes do not have the same expenses and
                   Class R shares do not have a sales charge. If Class R shares fees and expenses were included, performance would be lower. A FUND'S PAST PERFORMANCE (BEFORE AND
                   AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.
                                  (BAR CHART)

                2002     2003     2004
                ----     ----     ----
               -13.24%  36.53%   20.64%



               *Year-to-date return as of June 30, 2005: 5.63%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           17.14%
         WORST: 3RD QUARTER 2002:         -17.90%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table also shows the returns for each period for the Russell Midcap Value Index, an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                          LIFE OF
                                                                 1 YEAR    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES                     20.64%   14.26%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS     18.61%   13.47%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                               14.76%   12.03%



         RUSSELL MIDCAP VALUE INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                              23.71%   16.60%

      *THE INCEPTION DATE OF CLASS A SHARES IS NOVEMBER 20, 2001. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


[PERCENT GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class R shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class R
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                             0.82%



         Distribution (12b-1) fees                                      0.50%



         Other expenses                                                 0.09%
                                                                        -----



         Total annual Fund operating expenses(3)                        1.41%
                                                                        =====




      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.65% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.65% for assets up to $500 million; 0.60% for assets in excess of $500 million and up to $1 billion; 0.55% for assets in excess of $1 billion and up to $1.5 billion; and 0.50% for assets in excess of $1.5 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.75% for Class R shares until July 31, 2006. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class R shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS R SHARES                          $144     $446      $771      $1,691




COLUMBIA MARSICO GROWTH FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER AND MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS ITS SUB-ADVISER. THOMAS F. MARSICO IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. MARSICO ON PAGE 54.

WHY INVEST IN A GROWTH FUND?

GROWTH FUNDS INVEST IN COMPANIES THAT HAVE THE POTENTIAL FOR SIGNIFICANT INCREASES IN REVENUE OR EARNINGS. THESE ARE TYPICALLY COMPANIES THAT ARE DEVELOPING OR APPLYING NEW TECHNOLOGIES, PRODUCTS OR SERVICES IN GROWING INDUSTRY SECTORS.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Marsico Growth Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio invests primarily in equity securities of large capitalization companies with a market capitalization of $4 billion or more that are selected for their growth potential. It generally holds a core position of between 35 and 50 common stocks. It may hold up to 25% of its assets in foreign securities.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Master Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes; e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Master Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Master Portfolio to incur higher transaction costs (which may adversely affect the Master Portfolio's performance) and may increase taxable distributions for shareholders.

--------------------------------------------------------------------------------



 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Marsico Growth Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- Marsico Capital uses an investment strategy that tries to identify equities with growth potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO MAY 10, 2002, THE FUND HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         Because Class R shares have not been offered for a full calendar year, the following bar chart and table show how the Fund's Class A shares have performed in the past, and can help you understand the risks of investing in the
                   Portfolio. Class R shares would have substantially similar annual returns because they are invested in the same portfolio securities, and returns would differ only to the extent that the classes do not have the same expenses and
                   Class R shares do not have a sales charge. If Class R shares fees and expenses were included, performance would be lower. A FUND'S PAST PERFORMANCE (BEFORE AND
                   AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                  (BAR CHART)

                1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----
               38.62%   52.11%   -15.47%  -19.76%  -15.29%  28.65%   15.39%



               *Year-to-date return as of June 30, 2005: -1.80%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           35.19%
         WORST: 3RD QUARTER 2001:         -17.33%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES             15.39%   -3.13%     8.75%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                 15.39%   -3.18%     8.68%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES         10.00%   -2.66%     7.64%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      10.88%   -2.30%     4.77%

      *THE INCEPTION DATE OF CLASS A SHARES IS DECEMBER 31, 1997. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class R shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class R
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees(3)                                             0.91%



         Distribution (12b-1) fees                                      0.50%



         Other expenses                                                 0.10%
                                                                        -----



         Total annual Fund operating expenses                           1.51%
                                                                        =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (3)The Fund pays an investment advisory fee of 0.69% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.75%% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class R shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS R SHARES                          $154     $477      $824      $1,802

COLUMBIA MARSICO 21ST CENTURY FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. CORYDON J. GILCHRIST IS ITS PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GILCHRIST ON PAGE 54.

WHAT IS A MULTI-CAP FUND?

A MULTI-CAP FUND INVESTS IN COMPANIES ACROSS THE CAPITALIZATION
SPECTRUM -- SMALL, MEDIUM-SIZED AND LARGE COMPANIES. AS A MULTI-CAP FUND, THIS FUND MAY INVEST IN LARGE, ESTABLISHED AND WELL-KNOWN U.S. AND FOREIGN COMPANIES, AS WELL AS SMALL, NEW AND RELATIVELY UNKNOWN COMPANIES THAT ARE BELIEVED TO HAVE THE POTENTIAL TO GROW SIGNIFICANTLY.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


[TARGET GRAPHIC]   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

[COMPASS GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Marsico 21st Century Master
                   Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

The Master Portfolio is an aggressive growth fund that primarily invests in equity securities of companies of any capitalization size and will generally hold a core position of between 35 and 50 common stocks. The Master Portfolio may invest without limit in foreign securities.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Master Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes; e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Master Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Master Portfolio to incur higher transaction costs (which may adversely affect the Master Portfolio's performance) and may increase taxable distributions for shareholders.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


[LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
GRAPHIC]           Columbia Marsico 21st Century Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

PRIOR TO FEBRUARY 1, 2003, THE FUND HAD A DIFFERENT PORTFOLIO MANAGER.
--------------------------------------------------------------------------------


[BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
GRAPHIC]           Because Class R shares have not been offered for a full calendar year, the following bar chart and table show how the Fund's Class A shares have performed in the past, and can help you understand the risks of investing in the
                   Portfolio. Class R shares would have substantially similar annual returns because they are invested in the same portfolio securities, and returns would differ only to the extent that the classes do not have the same expenses and
                   Class R shares do not have a sales charge. If Class R shares fees and expenses were included, performance would be lower. A FUND'S PAST PERFORMANCE (BEFORE AND
                   AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                  (BAR CHART)

                2001     2002     2003     2004
                ----     ----     ----     ----
               -18.64%  -9.80%   48.56%   21.94%



               *Year-to-date return as of June 30, 2005: -4.94%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           22.13%
         WORST: 3RD QUARTER 2001:         -18.96%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDICES DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table also shows the returns for each period for the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies ranked by market capitalization. Prior to August 1, 2004, the Fund compared its performance to the S&P 500 Index. The Fund changed the index to which it compares its performance because the Russell 3000 Index is considered a more appropriate comparison. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                          LIFE OF
                                                                 1 YEAR    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES                     21.94%    2.70%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS     21.94%    2.70%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                               14.26%    2.31%



         RUSSELL 3000 INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                    11.95%   -2.04%

      *THE INCEPTION DATE OF CLASS A SHARES IS APRIL 10, 2000. THE RETURNS FOR
       THE INDICES SHOWN ARE FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


[PERCENT GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class R shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class R
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees(3)                                             0.97%



         Distribution (12b-1) fees                                      0.50%



         Other expenses                                                 0.17%
                                                                        -----



         Total annual Fund operating expenses                           1.64%
                                                                        =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (3)The Fund pays an investment advisory fee of 0.75% and an administration fee of 0.22%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $3 billion; 0.58% for assets in excess of $3 billion and up to $6 billion; and 0.56% in excess of $6 billion.


--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class R shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS R SHARES                          $167     $517      $892      $1,944

COLUMBIA SMALL CAP VALUE FUND II

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. THE ADVISER'S VALUE STRATEGIES TEAM MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE TEAM MEMBERS ON PAGE 51.

WHAT IS VALUE INVESTING?

VALUE INVESTING MEANS LOOKING FOR "UNDERVALUED" COMPANIES -- QUALITY COMPANIES THAT MAY BE CURRENTLY OUT OF FAVOR AND SELLING AT A REDUCED PRICE, BUT THAT HAVE GOOD POTENTIAL TO INCREASE IN VALUE.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital by investing in companies believed to be undervalued.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Small Cap Value Master Portfolio
                   (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell 2000 Value Index (currently between $142 million and $1.8 billion) and that are believed to have the potential for long-term growth. The Master Portfolio may also invest in real estate investment trusts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses a three prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

  - fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  - various measures of relative valuation, including price to cash flow, price to earnings, price to sales and price to book. The team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation

  - a company's current operating margins relative to its historic range

  - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors

Additionally, the management team uses analytical tools to actively monitor the risk profile of the portfolio.

The team may sell a security when its price reaches a target set by the team, if there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

The team may use various strategies, consistent with the Master Portfolio's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  - may limit the number of buy and sell transactions it makes

  - may try to sell shares that have the lowest tax burden on shareholders

  - may offset capital gains by selling securities to realize a capital loss

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Small Cap Value Fund II has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks it believes are undervalued with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - SMALL COMPANY RISK -- Stocks of small companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

      - REAL ESTATE INVESTMENT TRUST RISK -- Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         Because Class R shares have not been offered for a full calendar year, the following bar chart and table show how the Fund's Class A shares have performed in the past, and can help you understand the risks of investing in the
                   Portfolio. Class R shares would have substantially similar annual returns because they are invested in the same portfolio securities, and returns would differ only to the extent that the classes do not have the same expenses and
                   Class R shares do not have a sales charge. If Class R shares fees and expenses were included, performance would be lower. A FUND'S PAST PERFORMANCE (BEFORE AND
                   AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

               2003     2004
               ----     ----
              41.65%   23.86%



              *Year-to-date return as of June 30, 2005: 2.36%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           19.20%
         WORST: 1ST QUARTER 2003:          -6.32%


--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004




      The table shows the Fund's Class A shares' average annual returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table also shows the returns for each period for the Russell 2000 Value Index, an index comprised of securities in the Russell 2000 Index, which is a measure of small company performance. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                          LIFE OF
                                                                 1 YEAR    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES                     23.86%   14.83%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS     20.87%   13.64%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS
           AND SALE OF FUND SHARES                               16.33%   12.14%



         RUSSELL 2000 VALUE INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                              22.25%   13.24%

      *THE INCEPTION DATE OF CLASS A SHARES IS MAY 1, 2002. THE RETURN FOR THE
       INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class R shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class R
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)(2)



         Management fees(3)                                             0.87%



         Distribution (12b-1) fees                                      0.50%



         Other expenses                                                 0.20%
                                                                        -----



         Total annual Fund operating expenses(4)                        1.57%
                                                                        =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (3)The Fund pays an investment advisory fee of 0.70% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to $1 billion; and 0.60% for assets in excess of $1 billion.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 1.80% for Class R shares until July 31, 2006. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class R shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
         CLASS R SHARES                    $160      $496       $855       $1,867

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISERS

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER. THE MASTER PORTFOLIO IS A "MULTI-MANAGER" FUND, WHICH MEANS THAT IT'S MANAGED BY MORE THAN ONE SUB-ADVISER. MARSICO CAPITAL AND CAUSEWAY CAPITAL MANAGEMENT LLC (CAUSEWAY) EACH MANAGES APPROXIMATELY ONE-HALF OF THE ASSETS OF THE MASTER PORTFOLIO. JAMES G. GENDELMAN OF MARSICO CAPITAL AND CAUSEWAY'S PORTFOLIO MANAGEMENT TEAM MAKE THE DAY-TO-DAY INVESTMENT DECISIONS FOR THEIR PORTIONS OF THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL ON PAGE 54, AND MR. GENDELMAN AND CAUSEWAY ON PAGES 54-55.

WHY INVEST IN AN INTERNATIONAL STOCK FUND?

INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES. INVESTING INTERNATIONALLY ALSO INVOLVES SPECIAL RISKS NOT ASSOCIATED WITH INVESTING IN THE U.S. STOCK MARKET.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Multi-Advisor International
                   Equity Master Portfolio (the Master Portfolio). The Master Portfolio has the
                   same investment objective as the Fund.

Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in equity securities of established companies located in at least three countries other than the United States. The investment managers select countries, including emerging market or developing countries, and companies they believe have the potential for growth.

The Master Portfolio primarily invests in equity securities which may include equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts.

The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio is a "multi-manager" fund. It has two different investment managers. Each is responsible for managing approximately one-half of the Master Portfolio's assets. The managers each have different, but complementary, investment styles:

  - Marsico Capital combines "top-down" allocation among sectors and regions around the world with a "bottom-up" analysis that focuses on investing in securities with earnings growth potential that may not be realized by other investors.

  - Causeway uses a "bottom-up" analysis and a disciplined value approach. Causeway seeks to invest in companies that it believes are currently undervalued by the market. Causeway makes investment decisions based on the following factors: low price-to-earnings ratios relative to the sector, high yields or share repurchases, low price-to-book value ratios and low price-to-cash flow ratios relative to the market; and financial strength.

The multi-manager strategy is based on the belief that having more than one manager may result in better performance and more stable returns over time.

A manager may sell a security when its price reaches a target set by the manager, when the company's growth prospects are deteriorating, when the manager believes other investments are more attractive, or for other reasons.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Multi-Advisor International Equity Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The managers choose stocks they believe have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall. There is also a risk that the Fund's multi-manager strategy may not result in better performance or more stable returns.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - STOCK MARKET RISK -- The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

        The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

EFFECTIVE JANUARY 15, 2002, MARSICO CAPITAL REPLACED GARTMORE GLOBAL PARTNERS (GARTMORE) AS CO-INVESTMENT SUB-ADVISER FOR A PORTION OF THE MASTER PORTFOLIO'S ASSETS. MARSICO CAPITAL HAS A DIFFERENT INVESTMENT STYLE THAN GARTMORE.

EFFECTIVE MAY 11, 2004, CAUSEWAY REPLACED PUTNAM INVESTMENT MANAGEMENT, LLC (PUTNAM) AND INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC. (INVESCO) AS CO-INVESTMENT SUB-ADVISER FOR A PORTION OF THE MASTER PORTFOLIO'S ASSETS. CAUSEWAY HAS A DIFFERENT INVESTMENT STYLE THAN PUTNAM AND INVESCO.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         Because Class R shares have not been offered for a full calendar year, the following bar chart and table show how the Fund's Class A shares have performed in the past, and can help you understand the risks of investing in the
                   Portfolio. Class R shares would have substantially similar annual returns because they are invested in the same portfolio securities, and returns would differ only to the extent that the classes do not have the same expenses and
                   Class R shares do not have a sales charge. If Class R shares fees and expenses were included, performance would be lower. A FUND'S PAST PERFORMANCE (BEFORE AND
                   AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                8.21%    8.14%    1.04%   16.40%   39.13%   -15.33%  -20.84%  -13.99%  34.08%   17.62%



               *Year-to-date return as of June 30, 2005: -2.01%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1999:           28.40%
         WORST: 3RD QUARTER 2002:         -19.15%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table also shows the returns for each period for the MSCI EAFE Index, an unmanaged capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                               LIFE OF
                                                1 YEAR    5 YEARS   10 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES    17.62%    -1.89%     5.70%      5.91%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                        17.60%    -2.44%     4.48%      4.83%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND
           SHARES                               11.45%    -1.86%     4.34%      4.62%



         MSCI EAFE INDEX (REFLECTS NO
           DEDUCTIONS FOR FEES, EXPENSES OR
           TAXES)                               20.25%    -1.13%     5.62%      6.82%

      *THE INCEPTION DATE OF CLASS A SHARES IS JUNE 3, 1992. THE RETURN FOR THE
       INDEX SHOWN IS FROM MAY 31, 1992.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class R shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class R
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         Redemption fee (as a percentage of total redemption
           proceeds)(1)                                                2.00%






         ANNUAL FUND OPERATING EXPENSES(2)
         (Expenses that are deducted from the Fund's assets)(3)



         Management fees(4)                                            0.83%



         Distribution (12b-1) fees                                     0.50%



         Other expenses                                                0.14%
                                                                       ------



         Total annual Fund operating expenses                          1.47%
                                                                       ======

      (1)The redemption fee may apply to shares that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      (2)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (3)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (4)The Fund pays an investment advisory fee of 0.66% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to $1 billion; 0.60% for assets in excess of $1 billion and up to $1.5 billion; 0.55% for assets in excess of $1.5 billion and up to $3 billion; 0.53% for assets in excess of $3 billion and up to $6 billion; and 0.51% in excess of $6 billion.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class R shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               1 YEAR    3 YEARS   5 YEARS   10 YEARS
         CLASS R SHARES                         $150      $465      $803      $1,757

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------

ABOUT THE SUB-ADVISER

THE FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER OR SUB-ADVISER BECAUSE IT'S A "FEEDER FUND." A FEEDER FUND TYPICALLY INVESTS ALL OF ITS ASSETS IN ANOTHER FUND, WHICH IS CALLED A "MASTER PORTFOLIO." MASTER PORTFOLIO AND FUND ARE SOMETIMES USED INTERCHANGEABLY.

THE ADVISER IS THE MASTER PORTFOLIO'S INVESTMENT ADVISER, AND MARSICO CAPITAL IS ITS SUB-ADVISER. JAMES G. GENDELMAN IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE MASTER PORTFOLIO.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GENDELMAN ON PAGE 54.

WHAT IS AN INTERNATIONAL FUND?

INTERNATIONAL STOCK FUNDS INVEST IN A DIVERSIFIED PORTFOLIO OF COMPANIES LOCATED IN MARKETS THROUGHOUT THE WORLD. THESE COMPANIES CAN OFFER INVESTMENT OPPORTUNITIES THAT ARE NOT AVAILABLE IN THE UNITED STATES. INVESTING INTERNATIONALLY ALSO INVOLVES SPECIAL RISKS NOT ASSOCIATED WITH INVESTING IN THE U.S. STOCK MARKET.

WHILE THIS FUND INVESTS IN A WIDE RANGE OF COMPANIES AND INDUSTRIES, IT HOLDS FEWER INVESTMENTS THAN OTHER KINDS OF FUNDS. THIS MEANS IT CAN HAVE GREATER PRICE SWINGS THAN MORE DIVERSIFIED FUNDS. IT ALSO MEANS IT MAY HAVE RELATIVELY HIGHER RETURNS WHEN ONE OF ITS INVESTMENTS PERFORMS WELL, OR RELATIVELY LOWER RETURNS WHEN AN INVESTMENT PERFORMS POORLY.

--------------------------------------------------------------------------------


(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term growth of capital.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   The Fund invests all of its assets in Columbia Marsico International
                   Opportunities Master Portfolio (the Master Portfolio). The Master Portfolio has
                   the same investment objective as the Fund.

The Master Portfolio normally invests at least 65% of its assets in common stocks of foreign companies. While the Master Portfolio may invest in companies of any size, it focuses on large companies. These companies are selected for their long-term growth potential. The Master Portfolio normally invests in issuers from at least three different countries not including the United States and generally holds a core position of 35 to 50 common stocks. The Master Portfolio may invest in common stocks of companies operating in emerging markets.

The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Master Portfolio, Marsico Capital uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico Capital may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico Capital seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico Capital may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, Marsico Capital may visit with various levels of a company's management, as well as with (as relevant) its customers, suppliers, distributors and competitors. Marsico Capital also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico Capital in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico Capital may reduce or sell investments in portfolio companies if, in the opinion of Marsico Capital, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Master Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Master Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes; e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Master Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Master Portfolio to incur higher transaction costs (which may adversely affect the Master Portfolio's performance) and may increase taxable distributions for shareholders.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Columbia Marsico International Opportunities Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      - STOCK MARKET RISK -- The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FOREIGN INVESTMENT RISK -- Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

      - FUTURES RISK -- The Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Master Portfolio's volatility.

      - INVESTING IN THE MASTER PORTFOLIO -- Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

       The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


(BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC)         Because Class R shares have not been offered for a full calendar year, the following bar chart and table show how the Fund's Class A shares have performed in the past, and can help you understand the risks of investing in the
                   Portfolio. Class R shares would have substantially similar annual returns because they are invested in the same portfolio securities, and returns would differ only to the extent that the classes do not have the same expenses and
                   Class R shares do not have a sales charge. If Class R shares fees and expenses were included, performance would be lower. A FUND'S PAST PERFORMANCE (BEFORE AND
                   AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                2001     2002     2003     2004
                ----     ----     ----     ----
               -14.74%  -7.77%   40.24%   16.76%



               *Year-to-date return as of June 30, 2005: -3.54%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 2ND QUARTER 2003:           20.20%
         WORST: 3RD QUARTER 2001:         -18.23%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table also shows the returns for each period for the MSCI EAFE Index, an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. The index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                           LIFE OF
                                                                  1 YEAR    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES                      16.76%    4.31%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS      16.09%    4.12%



         CLASS A SHARES RETURNS AFTER TAXES ON DISTRIBUTIONS AND
           SALE OF FUND SHARES                                    10.95%    3.60%



         MSCI EAFE INDEX (REFLECTS NO DEDUCTIONS FOR FEES,
           EXPENSES OR TAXES)                                     20.25%    0.62%

      *THE INCEPTION DATE OF CLASS A SHARES IS AUGUST 1, 2000. THE RETURN FOR
       THE INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


(PERCENT GRAPHIC)  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class R shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                              Class R
         (Fees paid directly from your investment)                     Shares
         Maximum sales charge (load) imposed on purchases               N/A



         Maximum deferred sales charge (load)                           N/A



         Redemption fee (as a percentage of total redemption
           proceeds)(1)                                                 2.00%



         ANNUAL FUND OPERATING EXPENSES(2)
         (Expenses that are deducted from the Fund's assets)(3)



         Management fees(4)                                             1.02%



         Distribution (12b-1) fees                                      0.50%



         Other expenses                                                 0.10%
                                                                        -----



         Total annual Fund operating expenses(5)                        1.62%
                                                                        =====

      (1)The redemption fee may apply to shares that are redeemed (either by selling your shares or exchanging into another Fund) within 60 days of purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      (2)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (3)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio. Fund and Master Portfolio are sometimes used interchangeably in this table.

      (4)The Fund pays an investment advisory fee of 0.80% and an administration fee of 0.22%.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to 2.00% for Class R shares until July 31, 2006. There is no guarantee that this limitation will continue after July 31, 2006.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

        - you invest $10,000 in Class R shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        - you reinvest all dividends and distributions in the Fund

        - your investment has a 5% return each year

        - the Fund's operating expenses remain the same as shown in the table above

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS R SHARES                          $165     $511      $881      $1,922

COLUMBIA LARGE CAP ENHANCED CORE FUND

--------------------------------------------------------------------------------

ABOUT THE ADVISER

THE ADVISER IS THIS FUND'S ADVISER. VIKRAM KURIYAN OF THE ADVISER IS THE PORTFOLIO MANAGER THAT MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT THE ADVISER AND THE PORTFOLIO MANAGER ON PAGES 51-52.

WHAT IS AN ENHANCED CORE FUND?

AN ENHANCED CORE FUND IS DESIGNED TO DELIVER THE INDUSTRY AND RISK CHARACTERISTICS OF ITS BENCHMARK WITH THE BENEFITS OF RELATIVELY LOW COSTS AND ACTIVE INVESTMENT MANAGEMENT.

WITH AN ENHANCED CORE FUND, THE TEAM MAY TAKE ADVANTAGE OF INDIVIDUAL ASSET SELECTION FROM A VARIETY OF INSTRUMENTS THAT ARE EXPECTED TO GENERATE RETURNS IN EXCESS OF THE S&P 500 INDEX.

THERE IS NO ASSURANCE THAT ACTIVE MANAGEMENT WILL RESULT IN A HIGHER RETURN THAN THE INDEX.

--------------------------------------------------------------------------------


[TARGET GRAPHIC]   INVESTMENT OBJECTIVE
                   The Fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the S&P 500 Index.

[COMPASS GRAPHIC]  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in a portfolio consisting of common stocks that are included in the S&P 500 Index, convertible securities that are convertible into stocks included in that index, and other derivatives whose economic returns are, by design, closely equivalent to the returns of the S&P 500 Index or its components. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, and is not available for investment.

The portfolio manager tries to maintain a portfolio that matches the risk characteristics of the S&P 500 Index. The portfolio manager will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the S&P 500 Index and to reduce the risk of underperforming the index over time. The Fund generally holds fewer stocks than the index, and may hold securities that are not in the index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Fund, the portfolio manager uses quantitative analysis to evaluate the attractiveness of each potential investment. The portfolio manager may examine a wide variety of factors classified as value measures (forward price-to-earnings, trailing price-to-earnings, book value-to-price, price-to-cash flow, etc.), growth measures (earnings growth, revenue growth, etc.), price momentum and earnings momentum (earnings change, estimate revision, earnings surprise, etc.), among others.

The Fund seeks to hold a higher percentage of attractive investments than the index and a lesser percentage, or none, of less attractive investments. In all cases, investments are selected with the intention of increasing return relative to the S&P 500 Index and/or reducing portfolio volatility relative to the S&P 500 Index.

In addition, the portfolio manager believes capital market inefficiencies may exist and may sometimes be exploited by using a variety of derivative instruments.

The portfolio manager tries to control costs when it buys and sells securities for the Fund by using computerized systems called crossing networks that allow it to try to make trades at better prices and reduced commission rates.

The portfolio manager may sell a stock when it believes other stocks in the index are more attractive investments, when the stock is removed from the index, or for other reasons.

The portfolio manager may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the portfolio manager:

  - may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The portfolio manager will only use this strategy when it is believed to be in the best interest of the Fund to do so and may sell other shares when appropriate

While the Fund may try to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies may also be affected by changes in tax laws and regulations, or by court decisions.

--------------------------------------------------------------------------------






 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER IMPORTANT INFORMATION AND IN THE SAI.

--------------------------------------------------------------------------------


[LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC]         Columbia Large Cap Enhanced Core Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The portfolio manager chooses stocks that it believes have the potential for higher total returns than the S&P 500. There is a risk that the returns of these investments will not exceed those of the S&P 500, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      - FUTURES RISK -- This Fund may use futures contracts periodically to manage liquidity. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

      - DERIVATIVES RISK -- The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The portfolio manager is not required to utilize derivatives to reduce risks.

--------------------------------------------------------------------------------

MANY THINGS AFFECT A FUND'S PERFORMANCE, INCLUDING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S HOLDINGS AND FUND EXPENSES.

--------------------------------------------------------------------------------


[BAR CHART         A LOOK AT THE FUND'S PERFORMANCE
  GRAPHIC]         Because Class R shares have not been offered for a full calendar year, the following bar chart and table show how the Fund's Class A shares have performed in the past, and can help you understand the risks of investing in the
                   Portfolio. Class R shares would have substantially similar annual returns because they are invested in the same portfolio securities, and returns would differ only to the extent that the classes do not have the same expenses and
                   Class R shares do not have a sales charge. If Class R shares fees and expenses were included, performance would be lower. A FUND'S PAST PERFORMANCE (BEFORE AND
                   AFTER TAXES) IS NO GUARANTEE OF HOW IT WILL PERFORM IN THE FUTURE.

      YEAR BY YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR*



      The bar chart shows you how the performance of the Fund's Class A shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                1997     1998     1999     2000     2001     2002     2003     2004
                ----     ----     ----     ----     ----     ----     ----     ----
               33.19%   26.33%   17.41%   -11.14%  -9.56%   -21.86%  29.43%   10.23%



               *Year-to-date return as of June 30, 2005: 0.34%

      BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD




         BEST: 4TH QUARTER 1998:           20.91%
         WORST: 3RD QUARTER 2002:         -17.77%

--------------------------------------------------------------------------------

THE RETURNS SHOWN FOR THE INDEX DO NOT REFLECT FEES, BROKERAGE COMMISSIONS, TAXES OR OTHER EXPENSES OF INVESTING.

--------------------------------------------------------------------------------


      AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004



      The table shows the Fund's Class A shares' average annual total returns
      (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. The actual after-tax returns for an investor would depend on the investor's tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table also shows the returns for each period for the S&P 500 Index, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 Index is not available for investment and does not reflect fees, brokerage commissions, taxes or other expenses of investing.

                                                                            LIFE OF
                                                         1 YEAR   5 YEARS    FUND*
         CLASS A SHARES RETURNS BEFORE TAXES             10.23%   -2.17%     9.03%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS                                  7.96%   -3.82%     7.67%



         CLASS A SHARES RETURNS AFTER TAXES ON
           DISTRIBUTIONS AND SALE OF FUND SHARES          7.07%   -2.43%     7.37%



         S&P 500 INDEX (REFLECTS NO DEDUCTIONS FOR
           FEES, EXPENSES OR TAXES)                      10.88%   -2.30%     9.57%

      *THE INCEPTION DATE OF CLASS A SHARES IS JULY 31, 1996. THE RETURN FOR THE
       INDEX SHOWN IS FROM THAT DATE.

--------------------------------------------------------------------------------

THERE ARE TWO KINDS OF FEES -- SHAREHOLDER FEES THAT YOU PAY DIRECTLY AND ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM A FUND'S ASSETS.

TOTAL NET EXPENSES ARE ACTUAL EXPENSES PAID BY THE FUND AFTER WAIVERS AND/OR REIMBURSEMENTS.

OTHER EXPENSES GENERALLY INCLUDE, BUT ARE NOT LIMITED TO, TRANSFER AGENCY, CUSTODY AND LEGAL FEES AS WELL AS COSTS RELATED TO STATE REGISTRATION AND PRINTING OF FUND DOCUMENTS. THE SPECIFIC FEES AND EXPENSES THAT MAKE UP A FUND'S OTHER EXPENSES WILL VARY FROM TIME-TO-TIME AND MAY INCLUDE FEES OR EXPENSES NOT DESCRIBED HERE.

THE FUND MAY INCUR SIGNIFICANT TRANSACTION COSTS THAT ARE IN ADDITION TO THE TOTAL ANNUAL FUND OPERATING EXPENSES DISCLOSED IN THE FEE TABLE. SEE OTHER IMPORTANT INFORMATION -- PORTFOLIO TRANSACTION COSTS FOR MORE INFORMATION ABOUT THESE COSTS.

--------------------------------------------------------------------------------


[PERCENT GRAPHIC]  WHAT IT COSTS TO INVEST IN THE FUND
                   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fees and expense information relating to Class R shares can be found in the section HYPOTHETICAL INVESTMENT
                   AND EXPENSE INFORMATION.

         SHAREHOLDER FEES                                             Class R
         (Fees paid directly from your investment)                    Shares
         Maximum sales charge (load) imposed on purchases             N/A



         Maximum deferred sales charge (load)                         N/A



         ANNUAL FUND OPERATING EXPENSES(1)
         (Expenses that are deducted from the Fund's assets)



         Management fees(2)                                            0.52%



         Distribution (12b-1) fees                                     0.50%



         Other expenses                                                0.13%
                                                                        -----



         Total annual Fund operating expenses                          1.15%



         Fee waivers and/or reimbursements                            (0.15)%
                                                                        -----



         Total net expenses(3)                                         1.00%
                                                                        =====

      (1)The figures contained in the table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund pays an investment advisory fee of 0.35% and an administration fee of 0.17%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The breakpoint schedule for the Fund is as follows: 0.35% for assets up to $500 million; 0.30% for assets in excess of $500 million and up to $1 billion; 0.25% for assets in excess of $1 billion and up to $1.5 billion; 0.20% for assets in excess of $1.5 billion and up to $3 billion; 0.18% for assets in excess of $3 billion and up to $6 billion; and 0.16% in excess of $6 billion.

      (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2006. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2006. The investment adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund's expenses to exceed the expense limitation in effect at the time of recovery.

--------------------------------------------------------------------------------

THIS IS AN EXAMPLE ONLY. YOUR ACTUAL COSTS COULD BE HIGHER OR LOWER, DEPENDING ON THE AMOUNT YOU INVEST, AND ON THE FUND'S ACTUAL EXPENSES AND PERFORMANCE.

--------------------------------------------------------------------------------


      EXAMPLE



      This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

      This example assumes:

      - you invest $10,000 in Class R shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      - you reinvest all dividends and distributions in the Fund

      - your investment has a 5% return each year

      - the Fund's operating expenses remain the same as shown in the table above

      - the waivers and/or reimbursements shown above expire July 31, 2006 and are not reflected in the 3, 5 and 10 year examples

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
         CLASS R SHARES                          $102     $350      $618      $1,384

Other important information
(LINE GRAPH GRAPHIC)

You'll find specific information about each Fund's investment objective, principal investment strategies and risks in the descriptions starting on page
6. The following are some other risks and information you should consider before you invest:

      - CHANGING INVESTMENT OBJECTIVES AND POLICIES -- The investment objective and certain investment policies of any Fund can be changed without shareholder approval. The 80% Policy of certain Funds may be changed without shareholder approval by giving the shareholder at least 60 days notice. The 80% Policy of certain other Funds and other investment policies of any Fund may be changed only with shareholder approval.

      - CHANGING TO A FEEDER FUND -- Unlike traditional mutual funds which invest in individual securities, a "feeder fund" invests all of its assets in another fund called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

        Each Fund that is not already a feeder fund may become a feeder fund if the Board decides this would be in the best interest of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If a Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

      - HOLDING OTHER KINDS OF INVESTMENTS -- The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      - INVESTMENT IN COLUMBIA MONEY MARKET FUNDS -- To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest their assets in Columbia Money Market Funds. The Adviser and its affiliates are entitled to receive fees from the Columbia Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. The Adviser may waive fees which it is entitled to receive from either the Columbia Money Market Funds or the Funds.

      - FOREIGN INVESTMENT RISK -- Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

      - INVESTING DEFENSIVELY -- A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

      - SECURITIES LENDING PROGRAM -- A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned. It is possible that some of the approved broker-dealers or other financial institutions involved in the loans may be affiliates of Bank of America.

      - BANK OF AMERICA AND ITS AFFILIATES -- Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, distribution, administration, shareholder servicing, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Columbia Funds where permitted by law or regulation, and may receive compensation in that capacity.

      - PORTFOLIO SECURITIES DISCLOSURE -- A description of Columbia Funds' policies and procedures with respect to the disclosure of portfolio securities in available in the Funds' SAI and on the Columbia Funds' website. A complete list of each Stock, International/Global Stock and Index Fund's portfolio holdings for each calendar month will be available on the Columbia Funds website at www.columbiafunds.com under Fund Portfolio Data, 30 calendar days following each month-end and will remain posted on the website for three months.

      - PORTFOLIO TURNOVER -- A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. When distributed, these gains are taxable to shareholders as ordinary income, which generally are taxable to individual shareholders at higher rates than long-term capital gains for federal income tax purposes. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading.

      - HOUSEHOLDING -- In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1.800.345.6611 or if your shares are held through a financial institution please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

      - PORTFOLIO TRANSACTION COSTS -- Each Fund may incur significant transaction costs that are in addition to the total annual Fund operating expenses disclosed in the fee tables. These transaction costs are made up of all the costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of a Fund's transaction costs are not.

How the Funds are managed

(PEOPLE GRAPHIC)

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

COLUMBIA MANAGEMENT GROUP LLC (COLUMBIA MANAGEMENT) IS THE PRIMARY INVESTMENT MANAGEMENT DIVISION OF BANK OF AMERICA CORPORATION. THE ADVISER AND COLUMBIA WANGER ASSET MANAGEMENT, L.P. ARE COLUMBIA MANAGEMENT ENTITIES THAT FURNISH INVESTMENT MANAGEMENT SERVICES AND ADVISE INSTITUTIONAL AND MUTUAL FUND PORTFOLIOS.

--------------------------------------------------------------------------------


INVESTMENT ADVISER

The Adviser is the investment adviser to over 70 mutual fund portfolios in the Columbia Funds Family, including the Funds described in this prospectus.

The Adviser is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $185 billion, the Adviser acts as investment manager for individuals, corporations, private investment companies and financial institutions.

The table below tells you which asset management team or portfolio managers are responsible for making the day-to-day investment decisions for each Fund for which the Adviser has not engaged an investment sub-adviser. In addition, the table tells you the individual members that make up the teams. The professional biographies of the portfolio managers and team members follow the table. The SAI provides additional information about the compensation of the portfolio managers/team members, other accounts managed by the portfolio managers/team members and the portfolio managers'/team members' ownership of securities in the Portfolios.

FUND                   TEAM/PORTFOLIO MANAGERS         TEAM MEMBERS
COLUMBIA LARGE CAP     VALUE STRATEGIES TEAM           LORI ENSINGER, DAVID
  VALUE FUND                                           HOFFMAN, NOAH
                                                       PETRUCCI, DIANE SOBIN

COLUMBIA MID CAP       VALUE STRATEGIES TEAM           LORI ENSINGER, DAVID
  VALUE FUND                                           HOFFMAN, NOAH
                                                       PETRUCCI, DIANE SOBIN

COLUMBIA SMALL CAP     VALUE STRATEGIES TEAM           JARL GINSBERG,
  VALUE FUND II(1)                                     CHRISTIAN STADLINGER

COLUMBIA LARGE CAP     VIKRAM KURIYAN                  NOT TEAM MANAGED
  ENHANCED CORE FUND


(1)THIS FUND DOES NOT HAVE ITS OWN INVESTMENT ADVISER BECAUSE IT INVESTS IN COLUMBIA SMALL CAP VALUE II MASTER PORTFOLIO. THE ADVISER IS THE INVESTMENT ADVISER TO EACH MASTER PORTFOLIO.

                                                    BUSINESS EXPERIENCE
  PORTFOLIO MANAGER    LENGTH OF SERVICE WITH FUND  DURING PAST FIVE YEARS
  LORI ENSINGER        COLUMBIA LARGE CAP VALUE     COLUMBIA MANAGEMENT --
                       FUND SINCE 2001              PORTFOLIO MANAGER SINCE 2001
                                                    ZURICH SCUDDER
                       COLUMBIA MID CAP VALUE FUND  INVESTMENTS -- DIRECTED
                       SINCE JUNE 2001              INVESTMENT STRATEGY FOR ALL
                                                    INSTITUTIONAL ASSETS FROM
                                                    1999-2001



  JARL GINSBERG        COLUMBIA SMALL CAP VALUE     COLUMBIA MANAGEMENT --
                       FUND II SINCE 2003           PORTFOLIO MANAGER SINCE 2003
                                                    PILGRIM, BAXTER, &
                                                    ASSOCIATES -- RESEARCH
                                                    ANALYST FROM 2002-2003
                                                    BLACKROCK INC. -- CO-MANAGER
                                                    AND ANALYST FROM 1998-2002




                                                    BUSINESS EXPERIENCE
  PORTFOLIO MANAGER    LENGTH OF SERVICE WITH FUND  DURING PAST FIVE YEARS
  DAVID HOFFMAN        COLUMBIA LARGE CAP VALUE     COLUMBIA MANAGEMENT --
                       FUND SINCE JUNE 2004         PORTFOLIO MANAGER SINCE 2001
                                                    ZURICH SCUDDER
                       COLUMBIA MID CAP VALUE FUND  INVESTMENTS -- VICE
                       SINCE 2004                   PRESIDENT SINCE 1999-2001



  VIKRAM KURIYAN       COLUMBIA LARGE CAP ENHANCED  COLUMBIA MANAGEMENT --
                       CORE FUND SINCE FEBRUARY     PORTFOLIO MANAGER SINCE 2000
                       2005



  NOAH PETRUCCI        COLUMBIA LARGE CAP VALUE     COLUMBIA MANAGEMENT --
                       FUND SINCE FEBRUARY 2002     PORTFOLIO MANAGER SINCE 2002
                                                    ZURICH SCUDDER
                       COLUMBIA MID CAP VALUE FUND  INVESTMENTS -- ASSOCIATE
                       SINCE FEBRUARY 2002          PRODUCT SPECIALIST/PORTFOLIO
                                                    MANAGER FROM 2000-2001



  DIANE SOBIN          COLUMBIA LARGE CAP VALUE     COLUMBIA MANAGEMENT --
                       FUND SINCE AUGUST 2001       PORTFOLIO MANAGER SINCE 2001
                                                    ZURICH SCUDDER
                       COLUMBIA MID CAP VALUE FUND  INVESTMENTS -- SENIOR
                       SINCE NOVEMBER 2001          PORTFOLIO MANAGER FROM
                                                    1999-2001



  CHRISTIAN            COLUMBIA SMALL CAP VALUE     COLUMBIA MANAGEMENT --
  STADLINGER           FUND II SINCE 2002           PORTFOLIO MANAGER SINCE 2002
                                                    BLACKROCK INC. -- PORTFOLIO
                                                    MANAGER FROM 1996-2002

Columbia Funds pays the Adviser an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Adviser uses part of this money to pay investment sub-advisers for the services they provide to certain Funds.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

The Adviser has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2006. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that the Adviser will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees the Adviser can receive, along with the actual advisory fees the Adviser and/or an affiliate received during the Funds' last fiscal year, after waivers and/or reimbursements. Certain Funds have a breakpoint schedule for their advisory fees. Please refer to the fee tables of the Funds for the specifics of any applicable breakpoint schedule.

ANNUAL INVESTMENT ADVISORY FEE, AS A % OF AVERAGE DAILY NET ASSETS


                                                             MAXIMUM    ACTUAL FEE
                                                             ADVISORY    PAID LAST
                                                               FEE      FISCAL YEAR



  COLUMBIA LARGE CAP VALUE FUND                              0.60%(2)      0.61%



  COLUMBIA MID CAP VALUE FUND                                 0.65%        0.65%



  COLUMBIA MARSICO GROWTH FUND(1)                             0.75%        0.72%



  COLUMBIA MARSICO 21ST CENTURY FUND(1)                       0.75%        0.75%



  COLUMBIA SMALL CAP VALUE FUND II(1)                        0.70%(2)      0.83%



  COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND(1)        0.70%(2)      0.76%



  COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND(1)        0.80%        0.80%



  COLUMBIA LARGE CAP ENHANCED CORE FUND                      0.35%(2)      0.38%




(1)THE FUNDS DON'T HAVE THEIR OWN INVESTMENT ADVISER BECAUSE THEY INVEST IN COLUMBIA MARSICO GROWTH MASTER PORTFOLIO, COLUMBIA MARSICO 21(ST) CENTURY MASTER PORTFOLIO, COLUMBIA SMALL CAP VALUE II MASTER PORTFOLIO, COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY MASTER PORTFOLIO AND COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES MASTER PORTFOLIO, RESPECTIVELY.

(2)THIS FEE IS THE CURRENT MAXIMUM CONTRACT LEVEL, WHICH HAS BEEN REDUCED FROM THE CONTRACT LEVEL THAT WAS IN EFFECT DURING A PORTION OF THE LAST FISCAL YEAR.

INVESTMENT SUB-ADVISERS

Columbia Funds and the Adviser engage one or more investment sub-advisers for certain Funds to make day-to-day investment decisions for the Fund. The Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

  - change, add or terminate one or more sub-advisers;

  - continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  - materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders' best interests. The Adviser and the Funds have applied for relief from the SEC to permit the Funds to act on many of Adviser's recommendations with approval only by the Board and not by Fund shareholders. The Adviser or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Columbia Funds and the Adviser have engaged the following sub-advisers to provide day-to-day portfolio management for certain Funds. These sub-advisers function under the supervision of the Adviser and the Board of the Funds.

A discussion regarding the basis for the Board of Trustees approving the investment sub-advisory agreement with each sub-adviser is available in the Funds' annual report to shareholders for the fiscal year ended March 31.

Information about the sub-advisers and the portfolio managers and/or team members of the sub-advisers that are responsible for the day-to-day investment decisions for the Funds is provided below. The SAI provides additional information about the compensation of these portfolio managers/team members, other accounts managed by the portfolio managers/team members and the portfolio managers'/team members' ownership of securities in the Funds.

--------------------------------------------------------------------------------

MARSICO CAPITAL
MANAGEMENT, LLC

1200 17TH STREET
SUITE 1300
DENVER, COLORADO 80202

--------------------------------------------------------------------------------


MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital was organized in September 1997 as a registered investment adviser and became a wholly owned indirect subsidiary of Bank of America in January 2001. Marsico Capital provides investment management services to other mutual funds and private accounts and, as of December 31, 2004, had approximately $44 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico Capital.

Marsico Capital is the investment sub-adviser to:

  - Columbia Marsico Growth Master Portfolio

  - Columbia Marsico 21st Century Master Portfolio

  - Columbia Marsico International Opportunities Master Portfolio

Marsico Capital is a co-investment sub-adviser to:

  - Columbia Multi-Advisor International Equity Master Portfolio

THOMAS F. MARSICO, is the Chief Investment Officer of Marsico Capital, and manages the investment program of Columbia Marsico Growth Master Portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico Capital in 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the Fund's inception date) through August 11, 1997.

CORYDON J. GILCHRIST, CFA, is the portfolio manager of Columbia Marsico 21st Century Master Portfolio. Prior to joining Marsico Capital in May of 2000, Mr. Gilchrist spent four years as an international portfolio manager and analyst at Invista Capital Management, where he was on a committee that managed several international equity funds. He holds BBA and MBA degrees from the University of Iowa, and holds a CFA charter.

JAMES G. GENDELMAN, is the portfolio manager of Columbia Marsico International Opportunities Master Portfolio and Marsico Capital's portion of Columbia Multi-Advisor International Equity Master Portfolio. Prior to joining Marsico Capital in May 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

--------------------------------------------------------------------------------

CAUSEWAY CAPITAL
MANAGEMENT LLC

1111 SANTA MONICA BOULEVARD
SUITE 1550
LOS ANGELES, CALIFORNIA 90025

--------------------------------------------------------------------------------


CAUSEWAY CAPITAL MANAGEMENT LLC

Founded in June 2001, Causeway is a registered investment adviser and is majority-owned by its employees. As of June 30, 2004, Causeway had $8 billion in assets under management.

Causeway is one of the two investment sub-advisers to Columbia Multi-Advisor International Equity Master Portfolio. Causeway's portfolio management team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio. James Doyle, Jonathan Eng, Harry Hartford and Sarah Ketterer are the members of the team. Information about certain team members follows.


JAMES DOYLE, James Doyle is a Director of Causeway Capital Management and serves as a portfolio manager responsible for the co-management of the portion of Columbia Multi-Advisor International Equity Fund, managed by Causeway Capital Management. He is responsible for investment research in global technology and autos/parts. Mr. Doyle has been with Causeway Management since 2001. Prior to joining the firm, Mr. Doyle worked for the Hotchkis and Wiley division of Merrill Lynch Investment Managers (MLIM) from 1997 to 2001. While employed at MLIM, he was a Vice President and head of investment research for the HW International and Global Value team. Mr. Doyle has been in the investment community since 1993. Mr. Doyle has a BA in Economics from Northwestern University and an MBA in Finance from the Wharton School, University of Pennsylvania.

JONATHAN P. ENG, Jonathan Eng has been a portfolio manager for Causeway since 2002, and serves as a portfolio manager responsible for the co-management of the portion of Columbia Multi-Advisor International Equity Fund, managed by Causeway Capital Management. From 2001 to 2002, Mr. Eng served as a senior research analyst at Causeway. He is responsible for investment research in global media and industrials at Causeway Capital Management.

Prior to joining the firm, from 1997 to 2001, Mr. Eng was an equity research associate for the Hotchkis and Wiley division of MLIM, spending the last nine months in the London office of MLIM. Mr. Eng has been in the investment community since 1992. Mr. Eng earned his bachelor's degree in History and Economics from Brandeis University and his MBA from the Anderson Graduate School of Management at UCLA.

HARRY W. HARTFORD, Harry Hartford is the President of Causeway Capital Management and serves as a portfolio manager responsible for the co-management of the portion of Columbia Multi-Advisor International Equity Fund, managed by Causeway Capital Management. Mr. Hartford has served as portfolio manager and President since 2001. He is responsible for investment research in global basic materials and banks. From 1996 to 2001, Mr. Hartford was a Managing Director for the Hotchkis and Wiley division of MLIM, and co-head of the International and Global Value Team. Mr. Hartford has been in the investment community since 1984. Mr. Hartford earned his bachelor's degree in Economics, with honors, from the University of Dublin Trinity College, and his MS in Economics from Oklahoma State University, and is a Phi Kappa Phi member.

SARAH H. KETTERER, Sarah Ketterer has been portfolio manager with Causeway Capital Management since 2001, and serves as the Chief Executive Officer for the firm. Ms. Ketterer also serves as a portfolio manager responsible for the co-management of the portion of Columbia Multi-Advisor International Equity Fund, managed by Causeway Capital Management. She is responsible for investment research in global insurance and health care. From 1996 to 2001, Ms. Ketterer worked for the Hotchkis and Wiley division of MLIM. At MLIM, she was a Managing Director and co-head of the firm's HW International and Global Value Equity team. Ms. Ketterer and the HW international team were responsible for approximately $3.4 billion in international and global assets under management including the $1.1 billion Mercury HW International Value Fund. Ms. Ketterer has been in the investment community since 1986. Ms. Ketterer earned her bachelor's degree in Economics and Political Science from Stanford University and her MBA from the Amos Tuck School, Dartmouth College.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER
BOSTON, MA 02111-2621

--------------------------------------------------------------------------------


OTHER SERVICE PROVIDERS

The Funds are distributed by Columbia Management Distributors, Inc. (Distributor), a registered broker/dealer. The Distributor may pay commissions, distribution (12b-1) fees, and/or other compensation to companies for selling shares to investors.

--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT ADVISORS, LLC

100 FEDERAL STREET
BOSTON, MA 02110

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO REFERRED TO AS A SELLING OR SERVICING AGENT. SELLING AND SERVICING AGENTS INCLUDE BANKS, BROKERAGE FIRMS, MUTUAL FUND DEALERS AND OTHER FINANCIAL INSTITUTIONS, INCLUDING AFFILIATES OF BANK OF AMERICA.

--------------------------------------------------------------------------------


Columbia Management Advisors, LLC is the administrator of the Funds, and is responsible for overseeing the administrative operations of the Funds. The Funds pay Columbia Management Advisors, LLC a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds and is paid monthly, as follows:

  STOCK FUNDS (EXCLUDING COLUMBIA MARSICO GROWTH FUND AND
    COLUMBIA MARSICO 21ST CENTURY FUND)                         0.17%



  COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND              0.17%



  COLUMBIA LARGE CAP ENHANCED CORE FUND                         0.17%



  COLUMBIA MARSICO GROWTH FUND, COLUMBIA MARSICO 21ST CENTURY
    FUND AND COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND  0.22%





--------------------------------------------------------------------------------

COLUMBIA MANAGEMENT
SERVICES, INC.

P.O. BOX 8081
BOSTON, MA 02266-8081

--------------------------------------------------------------------------------


Columbia Management Services, Inc., also known as Columbia Funds Services, (Transfer Agent) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Buying, selling and exchanging shares
(BUYING, SELLING AND EXCHANGING SHARES GRAPHIC)

--------------------------------------------------------------------------------

WHEN YOU SELL SHARES OF A MUTUAL FUND, THE FUND IS EFFECTIVELY "BUYING" THEM BACK FROM YOU. THIS IS CALLED A REDEMPTION.

--------------------------------------------------------------------------------


This prospectus offers Class R shares of the Funds. Here are some general rules about this class of shares:

ELIGIBLE INVESTORS

  - Class R shares are available to certain eligible investors and must be purchased through eligible retirement plans. Eligible investors are as follows:

  - 401(k) plans;

  - 457 plans;

  - Employer-Sponsored 403(b) plans;

  - Profit sharing and money purchase pension plans;

  - Defined benefit plans; and

  - Non-qualified deferred compensation plans ("eligible retirement plans")

Class R shares will not be available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs.

The Funds reserve the right to change the criteria for eligible investors. The Funds also reserve the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

You'll find more information about buying, selling and exchanging Class R shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.345.6611 if you have any questions, or you need help placing an order. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Class R shares.

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure due to a failure to provide proper identifying information.

SHORT-TERM TRADING ACTIVITY AND MARKET TIMING -- The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Funds are not intended as vehicles for market timing. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds to implement their market timing strategies. Columbia Funds' Board has adopted policies and procedures with respect to market timing activity as discussed below.

Market timing may negatively impact long-term performance of a Fund by requiring it to maintain a larger percentage of assets in cash or to liquidate portfolio holdings at a disadvantageous time. Market timing could increase a Fund's expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, and large asset fluctuations that could diminish a Fund's ability to provide the maximum investment return to all participants. Certain Funds may be more susceptible to these negative effects of market timing. For example, Funds that invest principally in foreign securities may be more susceptible to arbitrage opportunities resulting from mispricing due to time zone differences among international financial markets. Market timers seek potential price differentials that may occur with securities that trade in a different time zone. Funds that invest principally in small- and mid-capitalization securities may be more susceptible to arbitrage opportunities due to the less liquid nature of smaller company securities. Fair value pricing may reduce these arbitrage opportunities.

Columbia Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if Columbia Funds detects that a shareholder has conducted two "round trips" (as defined below) in a Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund) that are deemed material by Columbia Funds in any 28-day period, Columbia Funds' will generally reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Columbia Money Market Fund, Columbia Short Term Bond Fund or Columbia Short Term Municipal Bond Fund). In addition, if Columbia Funds determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round trip limit) Columbia Funds may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund. In any event, Columbia Funds also retains the right to reject any order to buy or exchange shares as discussed in the section BUYING, SELLING AND EXCHANGING SHARES -- HOW ORDERS ARE PROCESSED and also retains the right to modify these market timing policies at any time without prior notice to shareholders.

The rights of shareholders to redeem shares of a Fund are not affected by any of these limits. However, certain Funds impose a redemption fee on the proceeds of Fund shares that are redeemed or exchanged within 60 days of their purchase. Please refer to the section ABOUT YOUR INVESTMENT -- INFORMATION FOR
INVESTORS -- REDEMPTION FEES in the prospectus for your Fund to determine if a redemption fee might be applicable to your shares.

For these purposes, a "round trip" is a purchase by any means into a Fund followed by a redemption, of any amount, by any means out of the same Fund. Under this definition, a exchange into a Fund followed by a exchange out of the same Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Systematic Investment Plan, Automatic Withdrawal Plan, Automatic Exchange Feature or similar automated plans generally are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. Columbia Funds typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds practices discussed above. Consequently, there is the risk that Columbia Funds may not be able to do anything in response to market timing that occurs in a Fund which may result in certain shareholders being able to market time a Fund while the shareholders in that Fund bear the burden of such activities.

Columbia Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or transfers.

--------------------------------------------------------------------------------

A BUSINESS DAY IS ANY DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. A BUSINESS DAY ENDS AT THE CLOSE OF REGULAR TRADING ON THE NYSE, USUALLY AT 4:00 P.M. EASTERN TIME. IF THE NYSE CLOSES EARLY, THE BUSINESS DAY ENDS AS OF THE TIME THE NYSE CLOSES.

THE NYSE IS CLOSED ON WEEKENDS AND ON THE FOLLOWING NATIONAL HOLIDAYS: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY.

--------------------------------------------------------------------------------


HOW SHARES ARE PRICED


All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

VALUING SECURITIES IN A FUND


The value of a Fund's shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in a Fund. If a market price isn't readily available, we will base the price of the security on its fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities which may be subject to fair valuation include, but are not limited to: (1) restricted securities for which a pricing service is unable to provide a market price; (2) securities whose trading has been formally suspended; (3) debt securities that have gone into default and for which there is no current market quotation; and
(4) a security whose market price is not available from a pre-established pricing service. In addition, the Funds may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund's share price is calculated. Foreign exchanges typically close before the time as of which Fund shares prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. We use various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a market price is readily available and, if not, what the security's fair value is.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities. Columbia Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities. Because of the judgment involved in fair value decisions, there can be no assurance that the value ascribed to a particular security is accurate. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold.

HOW ORDERS ARE PROCESSED


Orders to buy, sell or exchange shares are processed on business days. Orders received in good order by the Fund, Distributor, Transfer Agent or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

TELEPHONE ORDERS
You can place orders to buy, sell or exchange by telephone depending on how you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

  - If you sign up for telephone orders after you open your account, you must have your signature Medallion Guaranteed.

  - Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  - We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  - Telephone orders may be difficult to complete during periods of significant economic or market change.

--------------------------------------------------------------------------------

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT REDUCTIONS AND WAIVERS OF REDEMPTION FEES.

YOU SHOULD TELL YOUR INVESTMENT PROFESSIONAL THAT YOU MAY QUALIFY FOR A REDUCTION OR A WAIVER BEFORE SELLING SHARES.

WE CAN CHANGE OR CANCEL THESE TERMS AT ANY TIME. ANY CHANGE OR CANCELLATION APPLIES ONLY TO FUTURE PURCHASES.

--------------------------------------------------------------------------------


REDEMPTION FEES

The International Stock Funds assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase. The redemption fee is paid to the Fund from which you are redeeming shares (including redemptions by exchange).

The redemption fee is imposed on Fund shares redeemed (including redemptions by exchange) within 60 days of purchase. In determining which shares are being redeemed, we generally apply a first-in, first-out approach. For Fund shares acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee.

The redemption fee will not be imposed if you qualify for a waiver and the Fund has received proper notification. We'll redeem any shares that are eligible for a waiver first. For a discussion of the effects of market timing please see the section BUYING, SELLING AND EXCHANGING SHARES -- SHORT-TERM TRADING ACTIVITY AND MARKET TIMING.

      You won't pay an otherwise applicable redemption fee on the following categories of transactions:

        - shares sold following the death or disability (as defined in the Internal Revenue Code) of the shareholder, including a registered joint owner

        - shares sold by or distributions from participant-directed retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing and money purchase pension plans, where Columbia Funds does not have access to information about the individual participant account activity, except where Columbia Funds has received an indication that the plan administrator is able to assess the redemption fee on the appropriate accounts

        - shares sold by certain investment funds (e.g. Columbia LifeGoal Portfolios and Future Scholar) that have provided assurances reasonably satisfactory to the Adviser that the investment fund is not a vehicle for market timing. The Adviser or its affiliates may manage certain of the approved investment funds

        - shares sold in certain transactions in connection with certain asset allocation or wrap programs where the program sponsor has provided assurances reasonably satisfactory to the Adviser that the program is not designed to be a vehicle for market timing

        - shares sold by accounts where Columbia Funds has received information reasonably satisfactory to the Adviser indicating that financial institutions or intermediaries maintaining the accounts are currently unable for administrative reasons to assess the redemption fee on underlying shareholders

        - shares sold by an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of the Adviser

        - shares that were purchased by reinvested dividends

        - shares that are redeemed or exchanged through Columbia Funds' Automatic Withdrawal Plan or Automatic Exchange Feature or similar affiliated or unaffiliated automated plans

        - the following retirement plan distributions:

           - lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

           - distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the Internal Revenue Code, following attainment of age 59 1/2

      Columbia Funds also has the discretion to waive the 2% redemption fee if a Fund is in jeopardy of failing the 90% income test or losing its RIC qualification for tax purposes.

      Certain financial institutions or intermediaries may not assess redemption fees on certain categories of redemptions that they believe do not present significant market timing concerns (such as automatic withdrawal plan redemptions). Conversely, certain financial institutions or intermediaries may assess redemption fees on certain redemptions by accounts maintained with them that would be exempt from the redemption fee if the accounts were maintained directly with the Transfer Agent or with a different financial institution or intermediary. Columbia Funds and its agents reserve the right to permit imposition of the redemption fee under these circumstances. Columbia Funds' ability to assess redemption fees or apply waivers is generally limited by the policies of these financial institutions and intermediaries. Accordingly, the parameters of the exemption categories described above are subject to the different policies of the various financial institutions and intermediaries that maintain accounts. You should check with your financial institution or intermediary about its redemption fee and waiver policies before investing or submitting a redemption order within the specified time periods.

      Columbia Funds reserves the right to impose the redemption fee in the future if it determines that a financial institution or intermediary that previously did not or was not able to assess the redemption fee on underlying shareholders has developed the policy or capability to assess the fee on some or all of its underlying shareholders, however, Columbia Funds may determine not to impose the redemption fee under certain circumstances. From time to time, as circumstances change, Columbia Funds may modify or eliminate certain exemption categories without advance notice to shareholders.

--------------------------------------------------------------------------------

THE NET ASSET VALUE PER SHARE IS THE PRICE OF A SHARE CALCULATED BY A FUND EVERY BUSINESS DAY.

--------------------------------------------------------------------------------



(BUYING SHARES     BUYING SHARES
  GRAPHIC)

      All orders for the purchase of Class R shares must be made through your eligible retirement plan. Here are some general rules for buying shares:

        - You buy Class R shares at net asset value per share.

        - If we don't receive payment within three business days of receiving your order, we reserve the right to cancel your order. We'll return any payment received for orders that have been cancelled.

        - Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

        - Shares purchased are recorded on the books of the Fund. We don't issue certificates.

        - Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.


(SELLING SHARES    SELLING SHARES
  GRAPHIC)

      For information about how to sell Class R shares through your eligible retirement plan, please contact your plan administrator. Here are some general rules for selling shares:

        - If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 10 days after the trade date of the purchase.

        - Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

        - Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

        - We can delay payment of the sale proceeds for up to seven days.

        - The International Stock Funds assess, subject to limited exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

      We may sell your shares:

        - if the value of your account falls below $1,000 (other than as a result of depreciation in share value), your account may be subject to an annual fee of $10. The Funds' transfer agent will send you written notification of any such action and provide details on how you can add money to your account to avoid this penalty

        - if a financial institution or intermediary tells us to sell your shares under arrangements made with you

        - under certain other circumstances allowed under the 1940 Act

--------------------------------------------------------------------------------

YOU SHOULD MAKE SURE YOU UNDERSTAND THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND YOU'RE EXCHANGING INTO. PLEASE READ ITS PROSPECTUS CAREFULLY.

--------------------------------------------------------------------------------



(EXCHANGING SHARES EXCHANGING SHARES
  GRAPHIC)

      You can generally sell shares of a Fund to buy shares of another Columbia Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

      Here's how exchanges work:

        - You can exchange Class R shares of a Fund for Class R shares of any other Fund distributed by the Distributor. Some exceptions apply.

        - The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

        - You may only make exchanges into a Fund that is legally sold in your state of residence.

        - You generally may only make an exchange into a Fund that is accepting investments.

        - The International Stock Funds assess, subject to certain exceptions, a 2.00% redemption fee on the proceeds of Fund shares that are redeemed (either by selling shares or exchanging into another Fund) within 60 days of their purchase. Please see ABOUT YOUR INVESTMENT -- BUYING, SELLING AND EXCHANGING SHARES -- REDEMPTION FEES for details.

        - We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

How selling agents are paid
(PERCENT GRAPHIC)

Your selling agent usually receives compensation based on your investment in the Portfolios. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

SALES CHARGES

Your purchase of Class R shares are at net asset value, which is the value of a Class R share excluding any sales charge. Class R shares are not subject to an initial sales charge when purchased or contingent deferred sales charge when sold.

Your financial advisor/plan sponsor may receive cumulative commissions from Columbia Management Distributors, Inc. for the shares purchased in accordance with the table below:

  AMOUNT PURCHASED                                              COMMISSION %
  FIRST $50 MILLION                                                 0.50



  OVER $50 MILLION                                                  0.25

Additionally, your financial advisor/plan sponsor may receive ongoing 12b-1 fees with respect to Class R shares.

--------------------------------------------------------------------------------

THE FINANCIAL INSTITUTION OR INTERMEDIARY THAT BUYS SHARES FOR YOU IS ALSO SOMETIMES REFERRED TO AS A SELLING AGENT.

THE DISTRIBUTION FEE IS OFTEN REFERRED TO AS A "12B-1" FEE BECAUSE IT'S PAID THROUGH A PLAN APPROVED UNDER RULE 12B-1 UNDER THE 1940 ACT.

YOUR SELLING AGENT MAY CHARGE OTHER FEES FOR SERVICES PROVIDED TO YOUR ACCOUNT.

--------------------------------------------------------------------------------


DISTRIBUTION (12b-1) FEES

The Distributor and selling agents may be compensated for selling shares and providing services to investors under distribution plans.

The amount of the fee depends on the class of shares you own:

                               MAXIMUM ANNUAL DISTRIBUTION (12B-1) FEE
                             (AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS)
  CLASS R SHARES     0.50% DISTRIBUTION (12b-1) FEE

Fees are calculated daily and paid to the Distributor periodically. Because these fees are paid out of the Portfolios' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Portfolios pay these fees to the Distributor and/or to eligible selling agents and financial institutions, including the Adviser or other affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

OTHER COMPENSATION

Selling agents may also receive:

  - a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Portfolios

  - non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

Any such compensation, which is paid by the Adviser or the Distributor and not by the Portfolios, is discretionary and may be available only to selected selling agents. For example, the Distributor sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of the Adviser and the Distributor, and certain other selling agents. Selected selling agents also may receive compensation for opening a minimum number of accounts.

The Adviser and the Distributor may pay significant amounts from their own assets to selling agents of the Portfolios for distribution-related activities. These amounts, which are in addition to any sales charges and distribution (12b-1) fees paid by the Portfolios, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Portfolios, including, for example, presenting Portfolios on "preferred" or "select" lists, in return for the payments. Selling agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Adviser and the Distributor may pay significant amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Columbia Funds' transfer agent. The Columbia Funds also may pay significant amounts to third party intermediaries, including selling agents, for providing these types of services or incurring these types of costs.

These and other payments, and the difference between payments made with respect to the Portfolios and those made with respect to other mutual funds available through the agent, may give rise to conflicts of interest between the agent and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your selling agent.

Distributions and taxes

(TAXES GRAPHIC)

--------------------------------------------------------------------------------

THE POWER OF COMPOUNDING

REINVESTING YOUR DISTRIBUTIONS BUYS YOU MORE SHARES OF A FUND -- WHICH LETS YOU TAKE ADVANTAGE OF THE POTENTIAL FOR COMPOUND GROWTH.

PUTTING THE MONEY YOU EARN BACK INTO YOUR INVESTMENT MEANS IT, IN TURN, MAY EARN EVEN MORE MONEY. OVER TIME, THE POWER OF COMPOUNDING HAS THE POTENTIAL TO SIGNIFICANTLY INCREASE THE VALUE OF YOUR INVESTMENT. THERE IS NO ASSURANCE, HOWEVER, THAT YOU'LL EARN MORE MONEY IF YOU REINVEST YOUR DISTRIBUTIONS.

--------------------------------------------------------------------------------


ABOUT DISTRIBUTIONS

A mutual fund can make money two ways:

  - It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  - A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, the gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes all of its net investment income and net realized capital gain, if any, to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares and is called a distribution.

All of the Funds distribute any realized net capital gain at least once a year. Normally, each Fund will declare and pay distributions of net investment income as indicated in the table below. The Funds may, however, declare and pay distributions of net investment income more frequently. If a Fund purchases bonds at a price less than a bond's principal amount, the Fund generally will be required to include a portion of the difference or discount in its annual ordinary income, and make distributions to shareholders representing such discount, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. The Fund may be required to sell securities held by the Fund to obtain the cash required to pay such distributions.

                                              FREQUENCY OF           FREQUENCY OF
                                             DECLARATION OF           PAYMENT OF
  FUND                                    INCOME DISTRIBUTIONS   INCOME DISTRIBUTIONS
  COLUMBIA LARGE CAP VALUE FUND                QUARTERLY              QUARTERLY



  COLUMBIA MID CAP VALUE FUND                  QUARTERLY              QUARTERLY



  COLUMBIA MARSICO GROWTH FUND                  ANNUALLY               ANNUALLY



  COLUMBIA MARSICO 21ST CENTURY FUND            ANNUALLY               ANNUALLY



  COLUMBIA SMALL CAP VALUE FUND II              ANNUALLY               ANNUALLY



  COLUMBIA MULTI-ADVISOR INTERNATIONAL
    EQUITY FUND                                 ANNUALLY               ANNUALLY



  COLUMBIA MARSICO INTERNATIONAL
    OPPORTUNITIES FUND                          ANNUALLY               ANNUALLY



  COLUMBIA LARGE CAP ENHANCED CORE FUND         ANNUALLY               ANNUALLY




Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily distribution Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily distribution Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
1.800.345.6611. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, the distribution and all subsequent distributions will be reinvested in additional shares of the Fund.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy Fund shares shortly before the Fund makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

--------------------------------------------------------------------------------

THIS INFORMATION IS A SUMMARY OF HOW FEDERAL INCOME TAXES MAY AFFECT YOUR INVESTMENT IN THE FUNDS. IT DOES NOT APPLY TO FOREIGN OR TAX-EXEMPT INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-ADVANTAGED ACCOUNT, SUCH AS A 401(k) PLAN OR IRA. THIS INFORMATION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER ABOUT YOUR SITUATION, INCLUDING ANY FOREIGN, STATE AND LOCAL TAXES THAT MAY APPLY.




 FOR MORE INFORMATION ABOUT TAXES, PLEASE SEE THE SAI.

--------------------------------------------------------------------------------


HOW TAXES AFFECT YOUR INVESTMENT

Distributions of a Fund's ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of net long-term capital gain, if any, generally are taxable to you as long-term capital gain.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders, if any, generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges. Also, if you're an individual Fund shareholder, the portion of your distributions attributable to dividends received by the Fund from its direct investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax as long as certain holding period requirements are met by you for your Fund shares and the Fund for its investment in stock producing such dividends. Absent further legislation, those reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. Following the end of each year, we'll send you a notice that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to distributions.

FOREIGN TAXES

Mutual funds that maintain most of their portfolio in foreign securities -- like the International Stock Funds -- have special tax considerations. If more than half of the Fund's assets consist of foreign securities for a taxable year and the Fund makes a special election for the taxable year, you'll generally be required to:
  - include in your gross income your proportional amount of foreign income taxes paid by the Fund

  - treat this amount as foreign income taxes you paid directly

  - either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

We cannot assure you that a Fund will make this special election for a taxable year, even if it is eligible to do so.

In general, if you are an individual, each year you can claim up to $300 ($600 if you're filing jointly) of foreign income taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.

U.S. GOVERNMENT OBLIGATIONS

If you invest in U.S. government obligations directly, interest on those obligations is exempt from state and local individual income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult your tax adviser about your specific tax situation.

WITHHOLDING TAX

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts paid in securities redemptions and exchanges) if:

  - you haven't given us a correct Taxpayer Identification Number (TIN), usually your social security or employer identification number, and haven't certified that the TIN is correct and withholding doesn't apply

  - the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  - the IRS informs us that you are otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

TAXATION OF REDEMPTIONS AND EXCHANGES

Your redemptions (including redemptions paid in securities) and exchanges of Fund shares usually will result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, capital losses may be disallowed.

Legal matters

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" (now, the Advisor)) and BACAP Distributors, LLC (which has subsequently merged into the Distributor) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website. Under the terms of the NYAG Settlement and SEC Order, BACAP and BACAP Distributors, LLC have agreed, among other things, to pay disgorgement and civil money penalties, to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices, to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures and to reduce management fees for five years. BACAP and BACAP Distributors, LLC are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Columbia Funds Series Trust (formerly known as Nations Funds Trust), its Board of Trustees, Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors, LLC (collectively "BAC"). On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust (now known as Columbia Funds Series Trust), the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 6, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a "motion to dismiss" that is pending. Discovery has recently been initiated. At the present time, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Hypothetical investment and expense information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Portfolio, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Portfolio assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Portfolio, which are the same as those stated in the Annual Portfolio Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charges, if any, which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

COLUMBIA LARGE CAP VALUE FUND -- CLASS R SHARES

              MAXIMUM SALES CHARGE  INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
                     0.00%                        $10,000.00                               5%
               CUMULATIVE RETURN                        CUMULATIVE RETURN    HYPOTHETICAL YEAR-    ANNUAL
                BEFORE FEES AND          ANNUAL           AFTER FEES AND     END BALANCE AFTER    FEES AND
     YEAR           EXPENSES          EXPENSE RATIO          EXPENSES        FEES AND EXPENSES   EXPENSES(1)
       1              5.00%               1.26%                3.74%             $10,374.00       $  128.36
       2             10.25%               1.26%                7.62%             $10,761.99       $  133.16
       3             15.76%               1.26%               11.64%             $11,164.49       $  138.14
       4             21.55%               1.26%               15.82%             $11,582.04       $  143.30
       5             27.63%               1.26%               20.15%             $12,015.21       $  148.66
       6             34.01%               1.27%               24.63%             $12,463.37       $  155.44
       7             40.71%               1.27%               29.28%             $12,928.26       $  161.24
       8             47.75%               1.27%               34.10%             $13,410.48       $  167.25
       9             55.13%               1.27%               39.11%             $13,910.69       $  173.49
      10             62.89%               1.27%               44.30%             $14,429.56       $  179.96
  TOTAL GAIN AFTER FEES & EXPENSES                                               $ 4,429.56
    TOTAL ANNUAL FEES & EXPENSES                                                                  $1,528.99

(1)ANNUAL FEES AND EXPENSES ARE CALCULATED BASED ON THE AVERAGE BETWEEN THE BEGINNING AND ENDING BALANCE FOR EACH YEAR. ALL INFORMATION IS CALCULATED ON AN ANNUAL COMPOUNDING BASIS.

COLUMBIA MID CAP VALUE FUND -- CLASS R SHARES

              MAXIMUM SALES CHARGE  INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
                     0.00%                        $10,000.00                               5%
               CUMULATIVE RETURN                        CUMULATIVE RETURN    HYPOTHETICAL YEAR-    ANNUAL
                BEFORE FEES AND          ANNUAL           AFTER FEES AND     END BALANCE AFTER    FEES AND
     YEAR           EXPENSES          EXPENSE RATIO          EXPENSES        FEES AND EXPENSES   EXPENSES(1)
       1              5.00%               1.41%                3.59%             $10,359.00       $  143.53
       2             10.25%               1.41%                7.31%             $10,730.89       $  148.68
       3             15.76%               1.41%               11.16%             $11,116.13       $  154.02
       4             21.55%               1.41%               15.15%             $11,515.20       $  159.55
       5             27.63%               1.41%               19.29%             $11,928.59       $  165.28
       6             34.01%               1.41%               23.57%             $12,356.83       $  171.21
       7             40.71%               1.41%               28.00%             $12,800.44       $  177.36
       8             47.75%               1.41%               32.60%             $13,259.97       $  183.73
       9             55.13%               1.41%               37.36%             $13,736.01       $  190.32
      10             62.89%               1.41%               42.29%             $14,229.13       $  197.15
  TOTAL GAIN AFTER FEES & EXPENSES                                               $ 4,229.13
    TOTAL ANNUAL FEES & EXPENSES                                                                  $1,690.84

(1)ANNUAL FEES AND EXPENSES ARE CALCULATED BASED ON THE AVERAGE BETWEEN THE BEGINNING AND ENDING BALANCE FOR EACH YEAR. ALL INFORMATION IS CALCULATED ON AN ANNUAL COMPOUNDING BASIS.

COLUMBIA MARSICO GROWTH FUND -- CLASS R SHARES

              MAXIMUM SALES CHARGE  INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
                     0.00%                        $10,000.00                               5%
               CUMULATIVE RETURN                        CUMULATIVE RETURN    HYPOTHETICAL YEAR-    ANNUAL
                BEFORE FEES AND          ANNUAL           AFTER FEES AND     END BALANCE AFTER    FEES AND
     YEAR           EXPENSES          EXPENSE RATIO          EXPENSES        FEES AND EXPENSES   EXPENSES(1)
       1              5.00%               1.51%                3.49%             $10,349.00       $  153.63
       2             10.25%               1.51%                7.10%             $10,710.18       $  159.00
       3             15.76%               1.51%               10.84%             $11,083.97       $  164.55
       4             21.55%               1.51%               14.71%             $11,470.80       $  170.29
       5             27.63%               1.51%               18.71%             $11,871.13       $  176.23
       6             34.01%               1.51%               22.85%             $12,285.43       $  182.38
       7             40.71%               1.51%               27.14%             $12,714.19       $  188.75
       8             47.75%               1.51%               31.58%             $13,157.92       $  195.33
       9             55.13%               1.51%               36.17%             $13,617.13       $  202.15
      10             62.89%               1.51%               40.92%             $14,092.36       $  209.21
  TOTAL GAIN AFTER FEES & EXPENSES                                               $ 4,092.36
    TOTAL ANNUAL FEES & EXPENSES                                                                  $1,801.52

(1)ANNUAL FEES AND EXPENSES ARE CALCULATED BASED ON THE AVERAGE BETWEEN THE BEGINNING AND ENDING BALANCE FOR EACH YEAR. ALL INFORMATION IS CALCULATED ON AN ANNUAL COMPOUNDING BASIS.

COLUMBIA MARSICO 21ST CENTURY FUND -- CLASS R SHARES

              MAXIMUM SALES CHARGE  INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
                     0.00%                        $10,000.00                               5%
               CUMULATIVE RETURN                        CUMULATIVE RETURN    HYPOTHETICAL YEAR-    ANNUAL
                BEFORE FEES AND          ANNUAL           AFTER FEES AND     END BALANCE AFTER    FEES AND
     YEAR           EXPENSES          EXPENSE RATIO          EXPENSES        FEES AND EXPENSES   EXPENSES(1)
       1              5.00%               1.64%                3.36%             $10,336.00       $  166.76
       2             10.25%               1.64%                6.83%             $10,683.29       $  172.36
       3             15.76%               1.64%               10.42%             $11,042.25       $  178.15
       4             21.55%               1.64%               14.13%             $11,413.27       $  184.14
       5             27.63%               1.64%               17.97%             $11,796.75       $  190.32
       6             34.01%               1.64%               21.93%             $12,193.12       $  196.72
       7             40.71%               1.64%               26.03%             $12,602.81       $  203.33
       8             47.75%               1.64%               30.26%             $13,026.27       $  210.16
       9             55.13%               1.64%               34.64%             $13,463.95       $  217.22
      10             62.89%               1.64%               39.16%             $13,916.34       $  224.52
  TOTAL GAIN AFTER FEES & EXPENSES                                               $ 3,916.34
    TOTAL ANNUAL FEES & EXPENSES                                                                  $1,943.66

(1)ANNUAL FEES AND EXPENSES ARE CALCULATED BASED ON THE AVERAGE BETWEEN THE BEGINNING AND ENDING BALANCE FOR EACH YEAR. ALL INFORMATION IS CALCULATED ON AN ANNUAL COMPOUNDING BASIS.

COLUMBIA SMALL CAP VALUE FUND II -- CLASS R SHARES

              MAXIMUM SALES CHARGE  INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
                     0.00%                        $10,000.00                              5%
               CUMULATIVE RETURN                       CUMULATIVE RETURN    HYPOTHETICAL YEAR-    ANNUAL
                BEFORE FEES AND          ANNUAL          AFTER FEES AND     END BALANCE AFTER    FEES AND
     YEAR           EXPENSES         EXPENSE RATIO          EXPENSES        FEES AND EXPENSES   EXPENSES(1)
       1              5.00%              1.57%                3.43%             $10,343.00       $  159.69
       2             10.25%              1.57%                6.98%             $10,697.76       $  165.17
       3             15.76%              1.57%               10.65%             $11,064.70       $  170.84
       4             21.55%              1.57%               14.44%             $11,444.22       $  176.69
       5             27.63%              1.57%               18.37%             $11,836.75       $  182.76
       6             34.01%              1.57%               22.43%             $12,242.75       $  189.02
       7             40.71%              1.57%               26.63%             $12,662.68       $  195.51
       8             47.75%              1.57%               30.97%             $13,097.01       $  202.21
       9             55.13%              1.57%               35.46%             $13,546.24       $  209.15
      10             62.89%              1.57%               40.11%             $14,010.87       $  216.32
  TOTAL GAIN AFTER FEES & EXPENSES                                              $ 4,010.87
    TOTAL ANNUAL FEES & EXPENSES                                                                 $1,867.37

(1)ANNUAL FEES AND EXPENSES ARE CALCULATED BASED ON THE AVERAGE BETWEEN THE BEGINNING AND ENDING BALANCE FOR EACH YEAR. ALL INFORMATION IS CALCULATED ON AN ANNUAL COMPOUNDING BASIS.

COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND -- CLASS R SHARES

              MAXIMUM SALES CHARGE  INITIAL HYPOTHETICAL INVESTMENT AMOUNT      ASSUMED RATE OF RETURN
                     0.00%                        $10,000.00                              5%
               CUMULATIVE RETURN                       CUMULATIVE RETURN    HYPOTHETICAL YEAR-    ANNUAL
                BEFORE FEES AND          ANNUAL          AFTER FEES AND     END BALANCE AFTER    FEES AND
     YEAR           EXPENSES         EXPENSE RATIO          EXPENSES        FEES AND EXPENSES   EXPENSES(1)
       1              5.00%              1.47%                3.53%             $10,353.00       $  149.59
       2             10.25%              1.47%                7.18%             $10,718.46       $  154.88
       3             15.76%              1.47%               10.97%             $11,096.82       $  160.34
       4             21.55%              1.47%               14.89%             $11,488.54       $  166.00
       5             27.63%              1.47%               18.94%             $11,894.09       $  171.86
       6             34.01%              1.47%               23.14%             $12,313.95       $  177.93
       7             40.71%              1.47%               27.49%             $12,748.63       $  184.21
       8             47.75%              1.47%               31.99%             $13,198.66       $  190.71
       9             55.13%              1.47%               36.65%             $13,664.57       $  197.44
      10             62.89%              1.47%               41.47%             $14,146.93       $  204.41
  TOTAL GAIN AFTER FEES & EXPENSES                                              $ 4,146.93
    TOTAL ANNUAL FEES & EXPENSES                                                                 $1,757.39

(1)ANNUAL FEES AND EXPENSES ARE CALCULATED BASED ON THE AVERAGE BETWEEN THE BEGINNING AND ENDING BALANCE FOR EACH YEAR. ALL INFORMATION IS CALCULATED ON AN ANNUAL COMPOUNDING BASIS.

COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND -- CLASS R SHARES

              MAXIMUM SALES CHARGE  INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
                     0.00%                        $10,000.00                               5%
               CUMULATIVE RETURN                        CUMULATIVE RETURN    HYPOTHETICAL YEAR-    ANNUAL
                BEFORE FEES AND          ANNUAL           AFTER FEES AND     END BALANCE AFTER    FEES AND
     YEAR           EXPENSES          EXPENSE RATIO          EXPENSES        FEES AND EXPENSES   EXPENSES(1)
       1              5.00%               1.62%                3.38%             $10,338.00       $  164.74
       2             10.25%               1.62%                6.87%             $10,687.42       $  170.31
       3             15.76%               1.62%               10.49%             $11,048.66       $  176.06
       4             21.55%               1.62%               14.22%             $11,422.10       $  182.01
       5             27.63%               1.62%               18.08%             $11,808.17       $  188.17
       6             34.01%               1.62%               22.07%             $12,207.29       $  194.53
       7             40.71%               1.62%               26.20%             $12,619.89       $  201.10
       8             47.75%               1.62%               30.46%             $13,046.45       $  207.90
       9             55.13%               1.62%               34.87%             $13,487.42       $  214.92
      10             62.89%               1.62%               39.43%             $13,943.29       $  222.19
  TOTAL GAIN AFTER FEES & EXPENSES                                               $ 3,943.29
    TOTAL ANNUAL FEES & EXPENSES                                                                  $1,921.92

(1)ANNUAL FEES AND EXPENSES ARE CALCULATED BASED ON THE AVERAGE BETWEEN THE BEGINNING AND ENDING BALANCE FOR EACH YEAR. ALL INFORMATION IS CALCULATED ON AN ANNUAL COMPOUNDING BASIS.

COLUMBIA LARGE CAP ENHANCED CORE FUND -- CLASS R SHARES

              MAXIMUM SALES CHARGE  INITIAL HYPOTHETICAL INVESTMENT AMOUNT       ASSUMED RATE OF RETURN
                     0.00%                        $10,000.00                               5%
               CUMULATIVE RETURN                        CUMULATIVE RETURN    HYPOTHETICAL YEAR-    ANNUAL
                BEFORE FEES AND          ANNUAL           AFTER FEES AND     END BALANCE AFTER    FEES AND
     YEAR           EXPENSES          EXPENSE RATIO          EXPENSES        FEES AND EXPENSES   EXPENSES(1)
       1              5.00%               1.00%                4.00%             $10,400.00       $  102.00
       2             10.25%               1.15%                8.00%             $10,800.40       $  121.90
       3             15.76%               1.15%               12.16%             $11,216.22       $  126.60
       4             21.55%               1.15%               16.48%             $11,648.04       $  131.47
       5             27.63%               1.15%               20.96%             $12,096.49       $  136.53
       6             34.01%               1.15%               25.62%             $12,562.20       $  141.79
       7             40.71%               1.15%               30.46%             $13,045.85       $  147.25
       8             47.75%               1.15%               35.48%             $13,548.11       $  152.92
       9             55.13%               1.15%               40.70%             $14,069.72       $  158.80
      10             62.89%               1.15%               46.11%             $14,611.40       $  164.92
  TOTAL GAIN AFTER FEES & EXPENSES                                               $ 4,611.40
    TOTAL ANNUAL FEES & EXPENSES                                                                  $1,384.17

(1)ANNUAL FEES AND EXPENSES ARE CALCULATED BASED ON THE AVERAGE BETWEEN THE BEGINNING AND ENDING BALANCE FOR EACH YEAR. ALL INFORMATION IS CALCULATED ON AN ANNUAL COMPOUNDING BASIS.

--------------------------------------------------------------------------------

THIS GLOSSARY INCLUDES EXPLANATIONS OF THE IMPORTANT TERMS THAT MAY BE USED IN THIS PROSPECTUS. SOME OF THE TERMS EXPLAINED MAY APPLY TO COLUMBIA FUNDS NOT INCLUDED IN THIS PROSPECTUS.

--------------------------------------------------------------------------------


Terms used in this prospectus
(BOOK GRAPHIC)

80% POLICY -- Rule 35d-1 under the 1940 Act (the "Names Rule"), requires certain Funds to adopt an investment policy requiring that, under normal circumstances, at least 80% of its assets will be invested in the type of investment suggested by its name. In most cases, the Names Rule gives affected Funds the option to either (i) declare the 80% Policy a fundamental policy, which means it can only be changed by shareholder approval, or (ii) commit to provide notice to shareholders before changing the 80% Policy. In some cases, the Names Rule requires affected Funds to declare their 80% Policy a fundamental policy. The SAI identifies each Fund that has adopted an 80% Policy as a fundamental policy as well as each Fund that has committed to provide notice to shareholders before changing its 80% Policy.

AMORTIZED COST METHOD -- under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

ASSET-BACKED SECURITY -- a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

AVERAGE DOLLAR-WEIGHTED MATURITY -- the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

BANK OBLIGATION -- a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

BOND -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

CAPITAL GAIN OR LOSS -- the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

CASH EQUIVALENTS -- short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investors Service, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

CITIGROUP ALL BB&B-RATED HIGH YIELD MARKET INDEX -- an unmanaged index that measures the performance of below investment-grade debt securities rated

"BB" or "B" by Standard & Poor's Corporation and issued by corporations domiciled in the U.S. or Canada. All bonds in the index are publicly placed, have fixed coupons and are non-convertible. It is unavailable for investment and does not reflect fees, brokerage commissions and other expenses of investing.

COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

COMMERCIAL PAPER -- a short-term debt security issued by banks, corporations, municipalities and other borrowers.

COMMON STOCK -- a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

CONVERTIBLE DEBT -- a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

CONVERTIBLE SECURITY -- a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CROSSING NETWORKS -- an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB HIGH YIELD INDEX -- an unmanaged trader-priced portfolio constructed to mirror the investable universe of the dollar-denominated high yield debt market. Issues must be publicly registered in the U.S. or issued under Rule 144A with registration rights. The index includes below investment grade, cash pay, zero-coupon, stepped-rate and pay-in-kind bonds with at least one year remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

DEBT SECURITY -- a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as U.S. Treasury obligations and commercial paper. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

DEPOSITARY RECEIPTS -- evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

DERIVATIVES -- A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

DIVERSIFIED -- A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

DIVIDEND YIELD -- rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

DURATION -- a measure used to estimate how much a Fund's net asset value will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

EQUITY SECURITY -- an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The securities issued by the FHLMC are guaranteed as to timely payment of interest and the ultimate collection of principal only by the FHLMC and are not insured or guaranteed by the U.S. government.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its common stock nor the securities it issues are insured or guaranteed by the U.S. government. The securities issued by FNMA are guaranteed as to timely payment of both principal and interest only by FNMA.

FIRST-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

FIXED INCOME SECURITY -- an intermediate to long-term debt security that matures in more than one year.

FOREIGN SECURITY -- a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenues or other factors.

FORWARD FOREIGN CURRENCY CONTRACTS -- a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

FORWARD PURCHASE AGREEMENT -- a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

FUNDAMENTAL ANALYSIS -- a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

FUTURES CONTRACT -- a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- a government-owned corporation that is considered an agency of the U.S. government. It guarantees, with the full faith and credit of the U.S. government, full and timely payment of all principal and interest on its mortgage-backed securities.

HIGH QUALITY -- includes municipal securities that are rated in the top two highest short-term debt categories according to an NRSRO such as S&P or Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

HIGH YIELD DEBT SECURITY -- debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

INSTRUMENTALITY -- an instrumentality of the U.S. government is a government agency organized under federal charter with government supervision.

INTEREST RATE SWAP -- an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

INVESTMENT GRADE -- a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

J.P. MORGAN EMERGING MARKET BOND GLOBAL INDEX -- an unmanaged index that covers 27 emerging market countries. Included in the index are U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The index will only consider for inclusion emerging markets issues denominated in U.S. dollars, with a minimum current face outstanding of $500 million and at least 2 1/2 years to maturity (at the time each is added to the index). All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 1-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with one to two years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with two to four years remaining to maturity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX -- an unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX -- an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with remaining maturities of one to ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX -- an unmanaged index of fixed rate mortgage pass-through securities issued by the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS MUNICIPAL BOND INDEX -- an unmanaged index of state and local general obligation bonds, revenue bonds, insured bonds and pre-funded bonds with remaining maturities of one year or more. It is not available for investment and does not reflect fees, brokerage commissions, or other expenses of investing.

LEHMAN BROTHERS QUALITY INTERMEDIATE MUNICIPAL INDEX -- an unmanaged index consisting of tax free bonds with a minimum quality rating of "A3" from Moody's and having a maturity range between two and eleven years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE INDEX -- an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and asset-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. AGGREGATE 1-3 YEARS INDEX -- an unmanaged index which measures yield, price and total return for government, Treasury, agency, corporate, mortgage and Yankee bonds with 1-3 years in average life. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities of at least one year. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. GOVERNMENT INTERMEDIATE INDEX -- an unmanaged index of U.S. government agency and U.S. Treasury securities with remaining maturities between one and ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LEHMAN BROTHERS U.S. HIGH YIELD INDEX -- an unmanaged index which measures yield, price and total return for corporate and non-corporate fixed rate, non-investment grade debt. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

LIQUIDITY -- a measurement of how easily a security can be bought or sold at a price that is close to its market value.

MERRILL LYNCH ALL CONVERTIBLES ALL QUALITIES INDEX -- an unmanaged index that measures the performance of all U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have total market values greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MERRILL LYNCH 1-3 YEAR TREASURY INDEX -- an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MONEY MARKET INSTRUMENT -- a short-term, high quality debt security. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

MORTGAGE-BACKED SECURITY OR MORTGAGE-RELATED SECURITY -- a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE INDEX -- an unmanaged free float-adjusted market capitalization index that measures developed market equity performance, excluding the U.S. and Canada. The index includes Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MSCI WORLD INDEX -- an unmanaged free float-adjusted market capitalization index that measures global developed market equity performance. The index includes Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

MUNICIPAL SECURITY (OBLIGATION) -- a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

NON-DIVERSIFIED -- a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's.

OPTIONS -- An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

OVER-THE-COUNTER MARKET -- a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

PREFERRED STOCK -- a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

PRE-REFUNDED BOND -- a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

PRICE-TO-EARNINGS RATIO (P/E RATIO) -- the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

PRIVATE PLACEMENT -- a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

QUANTITATIVE ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

REAL ESTATE INVESTMENT TRUST (REIT) -- a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests. A REIT is an entity whose assets are composed primarily of such investments with a special election under the Internal Revenue Code.

REPURCHASE AGREEMENT -- a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return.

REVERSE REPURCHASE AGREEMENT -- a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

RIGHT -- a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

RUSSELL 1000(R) GROWTH INDEX -- an unmanaged index that measures the performance of the largest U.S. companies based on total market capitalization, with higher price-to-book ratios and higher forecasted growth rates relative to the Russell 1000(R) Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) INDEX -- an unmanaged index that measures the performance of the largest 1,000 U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 1000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) INDEX -- an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index and represents approximately 8% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 2000(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) GROWTH INDEX -- an unmanaged index comprised of securities in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000(R) Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL 3000(R) INDEX -- an unmanaged index that measures the performance of the 3,000 largest U.S. securities based on total market capitalization, and represents approximately 98% of the investable U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) GROWTH INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) INDEX -- an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index and represents approximately 24% of the U.S. equity market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

RUSSELL MIDCAP(R) VALUE INDEX -- an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500(1) INDEX -- an unmanaged index of 500 widely held common stocks. The S&P 500 covers 80% of the U.S. market and encompasses more than 100 different industry groups. It is not available for investment and does not reflect fees, brokerage commissions to other expenses of investing.

S&P MIDCAP 400(1) INDEX -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. It represents about 7% of the U.S. market capitalization. The index is weighted by market value, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SMALLCAP 600(1) INDEX -- an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 represents 3% of U.S. market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

SECOND-TIER SECURITY -- under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

SENIOR SECURITY -- a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

SETTLEMENT DATE -- the date on which an order is settled either by payment or delivery of securities.

SHORT-SELLING -- the practice of borrowing a security (or commodity futures contract) from a broker and selling it, with the understanding that it must later be repurchased and returned to the broker. Short-selling (or "selling short") is a technique used by investors who try to profit from the falling price of a stock.

SYSTEMATIC ANALYSIS -- an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

TOTAL RETURN SWAP -- an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

TRADE DATE -- the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. GOVERNMENT OBLIGATIONS -- a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

U.S. TREASURY OBLIGATION -- a debt security issued or guaranteed by the U.S. Treasury. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government.

WARRANT -- a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

ZERO-COUPON BOND -- a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)"Standard and Poor's", "S&P", "S&P 500", "Standard & Poor's 500", "500", "Standard & Poor's MidCap 400", "S&P MidCap 400", "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Funds.



84
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COLUMBIA MANAGEMENT.


Where to find more information

You'll find more information about Columbia Funds Stock, International Stock and Index Funds in the following documents:



Annual and semi-annual reports

The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent registered public accounting firm's reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

Statement of Additional Information

The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Columbia Funds:

By telephone:
1.800.345.6611

BY MAIL:
COLUMBIA FUNDS
C/O COLUMBIA FUNDS SERVICES
P.O. BOX 8081
BOSTON, MA 02266-8081

On the Internet:
www.columbiafunds.com

Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number: 811-09645
Columbia Funds Series Trust

PRO-36/105323-0106

                       STATEMENT OF ADDITIONAL INFORMATION
                           COLUMBIA FUNDS SERIES TRUST



                       Columbia LifeGoal Growth Portfolio
                   Columbia LifeGoal Balanced Growth Portfolio
                  Columbia LifeGoal Income and Growth Portfolio
                          Columbia Large Cap Value Fund
                           Columbia Mid Cap Value Fund
                          Columbia Marsico Growth Fund
                       Columbia Marsico 21st Century Fund
                        Columbia Small Cap Value Fund II
                Columbia Multi-Advisor International Equity Fund
                Columbia Marsico International Opportunities Fund
                      Columbia Large Cap Enhanced Core Fund


                                 Class R Shares

                                January 23, 2005

      This SAI provides information relating to the classes of shares representing interests in the Funds listed above. This information supplements the information contained in the prospectuses for the Funds and is intended to be read in conjunction with the prospectuses. THE SAI IS NOT A PROSPECTUS FOR THE FUNDS. See "About the SAI" for information on what the SAI is and how it should be used.

      Copies of any of the prospectuses may be obtained without charge by writing Columbia Funds, c/o Columbia Funds Services, P.O. Box 8081, Boston, MA 02266-8081, or by calling Columbia Funds at 800-345-6611. The Funds' annual reports to shareholders, including the audited financial statements for the Funds, dated March 31, 2005, are hereby incorporated into this SAI by reference.

      FOR EASE OF USE, CERTAIN TERMS OR NAMES THAT ARE USED IN THIS SAI HAVE BEEN SHORTENED OR ABBREVIATED. A LIST OF THESE TERMS AND THEIR CORRESPONDING FULL NAMES OR DEFINITIONS CAN BE FOUND AT THE END OF THIS SAI IN APPENDIX B. An investor may find it helpful to review the terms and names in Appendix B before reading the SAI.

                                TABLE OF CONTENTS

ABOUT THIS SAI..............................................................    1
HISTORY OF THE TRUST........................................................    2
DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS.............................    2
   General..................................................................    2
   Investment Policies......................................................    2
      Fundamental Policies..................................................    2
      Non-Fundamental Policies..............................................    3
      Exemptive Orders......................................................    4
   Permissible Fund Investments and Investment Techniques...................    4
      The International/Global Stock Funds..................................    4
      The Stock Funds.......................................................    5
      The Index Funds.......................................................    5
      LifeGoal Portfolios...................................................    6
   Descriptions of Permissible Investments..................................    6
      Asset-Backed Securities...............................................    6
      Bank Obligations (Domestic and Foreign)...............................    7
      Borrowings............................................................    7
      Derivatives...........................................................    8
      Dollar Roll Transactions..............................................    8
      Foreign Securities....................................................    9
      Guaranteed Investment Contracts and Funding Agreements................   10
      Linked Securities and Structured Products.............................   10
      Money Market Instruments..............................................   11
      Mortgage-Backed Securities............................................   12
      Municipal Securities..................................................   13
      Other Investment Companies............................................   15
      Pass-Through Securities (Participation Interests and Company Receipts)   17
      Private Placement Securities and Other Restricted Securities..........   17
      REITs and Master Limited Partnerships.................................   18
      Repurchase Agreements.................................................   18
      Reverse Repurchase Agreements.........................................   19
      Stripped Securities...................................................   19
      Swap Contracts........................................................   20
      U.S. Government Obligations...........................................   20
      Variable- and Floating-Rate Instruments...............................   21
   Other Considerations.....................................................   21
      Temporary Defensive Purposes..........................................   21
      Portfolio Turnover....................................................   21
      Disclosure of Portfolio Holdings Information..........................   21
MANAGEMENT OF THE TRUST.....................................................   22
   The Trustees and Principal Officers......................................   23
   Board Committees.........................................................   25
   Board Compensation.......................................................   26
   Columbia Funds Deferred Compensation Plan................................   27
   Beneficial Equity Ownership Information..................................   27
   Approval of Advisory and Sub-Advisory Agreements.........................   28
   Codes of Ethics..........................................................   28
PROXY VOTING POLICIES AND PROCEDURES........................................   28
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................   29
INVESTMENT ADVISORY AND OTHER SERVICES......................................   29
   Investment Adviser.......................................................   29
      Portfolio Managers....................................................   29



      Investment Advisory and Sub-Advisory Agreements......................     34
      Expense Limitations..................................................     34
      Advisory Fees Paid...................................................     36
      Sub-Advisory Fee Rates...............................................     37
      Sub-Advisory Fees Paid...............................................     37
   Administrator...........................................................     38
      Administrator........................................................     38
      Administration Fees Paid.............................................     39
   12b-1 Plans.............................................................     40
   Expenses................................................................     41
   Other Service Providers.................................................     41
      Transfer Agents and Custodian........................................     41
      Independent Registered Public Accounting Firm........................     42
      Counsel..............................................................     42
BROKERAGE ALLOCATION AND OTHER PRACTICES...................................     42
   General Brokerage Policy, Brokerage Transactions and Broker Selection...     42
   Aggregate Brokerage Commissions.........................................     45
   Brokerage Commissions Paid to Affiliates................................     45
   Directed Brokerage......................................................     46
   Securities of Regular Broker/Dealers....................................     46
   Monies Paid by the Funds to Intermediaries for Services that Typically
      Would be Provided by the Funds' Transfer Agent.......................     47
   Monies Paid by the Adviser, the Distributor or Their Affiliates to
      Selling and Servicing Agents.........................................     47
CAPITAL STOCK..............................................................     48
   Description of the Trust's Shares.......................................     48
   About the Trust's Capital Stock.........................................     48
PURCHASE, REDEMPTION AND PRICING OF SHARES.................................     49
   Purchase, Redemption and Exchange.......................................     49
   Offering Price..........................................................     50
INFORMATION CONCERNING TAXES...............................................     51
   Qualification as a Regulated Investment Company.........................     52
   Excise Tax..............................................................     53
   Capital Loss Carry-Forwards.............................................     53
   Equalization Accounting.................................................     53
   Taxation of Fund Investments............................................     53
   Taxation of Distributions...............................................     55
   Sales and Exchanges of Fund Shares......................................     56
   Federal Income Tax Rates................................................     56
   Backup Withholding......................................................     57
   Tax-Deferred Plans......................................................     57
   Corporate Shareholders..................................................     57
   Foreign Shareholders....................................................     57
UNDERWRITER COMPENSATION AND PAYMENTS......................................     59
   Advertising Fund Performance............................................     60
   Yield Calculations......................................................     61
      Non-Money Market Funds...............................................     61
   Total Return Calculations...............................................     63
   Cumulative Return.......................................................     63
   After-Tax Return Calculations...........................................     64
APPENDIX A--DESCRIPTION OF SECURITY RATINGS................................    A-1
APPENDIX B--GLOSSARY.......................................................    B-1
APPENDIX C -- CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...................    C-1
APPENDIX D -- Proxy Voting Policies and Procedures.........................    D-1


                                 ABOUT THIS SAI

      WHAT IS THE SAI?

      The SAI, or statement of additional information, is a section of the registration statement filed with the SEC relating to the Funds. It generally contains information about the Funds that the SEC has concluded is not required to be in the Funds' prospectuses, but that investors may nevertheless find useful. The information generally supplements the discussion of matters set forth in the prospectuses.

      Specifically, the SAI, among other things, provides information about:
Columbia Funds Series Trust, which is the Delaware statutory trust that "houses" the Funds; the investment policies and permissible investments of the Funds; the management of the Funds, including the Board of Trustees; the Funds' investment adviser and sub-advisers; other service providers to the Funds; certain brokerage policies of the Funds; and performance information about the Funds.

      HOW SHOULD I USE THE SAI?

      The SAI is intended to be read in conjunction with the Funds' prospectuses. The SAI is not a prospectus and is not a substitute for reading any prospectus. A copy of any Fund prospectus may be obtained by calling Columbia Funds at (800) 345-6611 or by visiting the Funds online at www.columbiafunds.com.

      WHAT GOVERNS THE TYPE OF INFORMATION THAT IS PUT IN THE SAI?

      The information required to be included in the SAI is governed by a form (called Form N-1A) that all mutual funds must use to register their shares with the SEC and disclose information to investors. Form N-1A generally requires that every mutual fund provide certain information in its SAI (in addition to the information required to be in its prospectus), such as the investment policies and limitations of a fund, the fees that an investment adviser or sub-adviser receives for providing services to the fund and the fees directors or trustees receive from a fund. The SEC generally believes that if all mutual funds are generally required to disclose the same type of information, investors can more easily compare funds and make informed decisions about their investments.

      IS THE SAI AVAILABLE ON THE INTERNET?

      Yes. The SAI is part of the registration statement for the Funds that is filed with the SEC electronically. The registration includes the prospectus, the SAI and other exhibits, such as various agreements and contracts. The SAI, and any supplements to it, can be found by searching the SEC's website at http://www.sec.gov/edgar/searchedgar/companysearch.htm. The "Company Name" that investors should search for is "Columbia Funds Series Trust."

      WHO MAY I CONTACT FOR MORE INFORMATION?

      If you have any questions about the Funds, please call Columbia Funds at
(800) 345-6611 with any questions about the Funds.

                              HISTORY OF THE TRUST

      The Trust is a registered investment company in the Columbia Funds Family. The Columbia Funds Family currently has more than 70 distinct investment portfolios and total assets in excess of $128 billion. The Trust was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999.

      On September 26, 2005, Nations Funds Trust changed its name to Columbia Funds Series Trust. On the same date, the Funds changed their names as follows:

Old Name                                                New Name
----------------------------------                      ------------------------------------
Nations LifeGoal Growth Portfolio                       Columbia LifeGoal Growth Portfolio
Nations LifeGoal Balanced Growth Portfolio              Columbia LifeGoal Balanced Growth Portfolio
Nations LifeGoal Income and Growth Portfolio            Columbia LifeGoal Income and Growth Portfolio
Nations Value Fund                                      Columbia Large Cap Value Fund
Nations MidCap Value Fund                               Columbia Mid Cap Value Fund
Nations Marsico Growth Fund                             Columbia Marsico Growth Fund
Nations Marsico 21st Century Fund                       Columbia Marsico 21st Century Fund
Nations SmallCap Value Fund                             Columbia Small Cap Value Fund II
Nations International Equity Fund                       Columbia Multi-Advisor International Equity Fund
Nations Marsico International Opportunities Fund        Columbia Marsico International Opportunities Fund
Nations LargeCap Enhanced Core Fund                     Columbia Large Cap Enhanced Core Fund


                 DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS

      GENERAL

      All of the Funds are open-end management investment companies and are diversified.

      See "Capital Stock" for a listing and description of the classes of shares that each Fund offers, including shareholder rights.

      INVESTMENT POLICIES

      The investment objectives and principal investment strategies, and the principal investment risks associated with these strategies for each Fund, are discussed in the Fund's prospectus.

      The following discussion of "fundamental" and "non-fundamental" investment policies and limitations for the Funds supplements the discussion in the prospectuses for the Funds. A fundamental policy may only be changed with shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval.

      Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding a qualitative investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund's acquisition of such security or asset.

      FUNDAMENTAL POLICIES

1. Each Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered management investment companies.

2. Each Fund may not purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

3. Each Fund may not purchase or sell commodities, except that a Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

4. Each Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

5. Each Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

6. Each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

      NON-FUNDAMENTAL POLICIES

1. Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future. Any Fund that is purchased by another Fund in reliance on Section 12(d)(1)(G) of the 1940 Act or an exemptive order granting relief from Section 12(d)(1)(G) will not purchase shares of a registered open-end investment company in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. Funds in a master/feeder structure generally invest in the securities of one or more open-end management investment companies pursuant to various provisions of the 1940 Act.

2. Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others: (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale;
      (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days; and (c) repurchase agreements not terminable within seven days.

3. Each Fund may invest in futures or options contracts regulated by the CFTC for: (i) bona fide hedging purposes within the meaning of the rules of the CFTC; and (ii) for other purposes if, as a result, no more than 5% of a Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

4. Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.

5. Each Fund may not make investments for the purpose of exercising control of management. (Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)

6. Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box") or the Fund segregates assets in the amount at least equal to the underlying security or asset.

7. To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the "Names Rule"), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days' notice of any change to a Fund's investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:
      "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

      EXEMPTIVE ORDERS

      In addition to the policies outlined above, the Columbia Funds Family has received the following exemptive orders from the SEC which enable the Funds to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

1. Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by CMA may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

2. Pursuant to an exemptive order dated July 23, 1997, the Funds may, subject to certain conditions, use cash reserves that have not been invested in portfolio securities to purchase shares of Money Market Funds in the Columbia Funds Family in excess of the limits prescribed in Section 12(d)(1) of the 1940 Act.

3. Pursuant to an exemptive order dated December 27, 2000, the Funds may, subject to certain conditions, invest in shares of other affiliated Funds in the Columbia Funds Family, in excess of the limits prescribed in
      Section 12(d)(1) of the 1940 Act, in addition to investing directly in portfolio securities.

4. Pursuant to an exemptive order dated September 5, 2003, a Fund may, subject to certain conditions, borrow money from other Funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

      PERMISSIBLE FUND INVESTMENTS AND INVESTMENT TECHNIQUES

      A Fund's prospectus identifies and summarizes (1) the types of securities in which a Fund invests as part of its principal investment strategies and (2) the risks associated with such investments. The following provides further information and greater detail about these investments and their key associated risks.

      Subject to its fundamental and non-fundamental investment policies:

      - Each Fund may borrow money, lend its securities and invest in securities issued by other registered management investment companies. See "Descriptions of Permissible Investments -- Borrowings," "Descriptions of Permissible Investments -- Securities Lending" and "Descriptions of Permissible Investments -- Other Investment Companies."

      - Each Fund permitted to use derivatives may do so for hedging purposes or for non-hedging purposes, such as to enhance return. See "Descriptions of Permissible Investments -- Derivatives."

      - Each Fund may hold cash or money market instruments, which include bank obligations, guaranteed investment contracts, repurchase agreements, U.S. Government obligations and certain corporate debt securities, such as commercial paper. A Fund may invest in these securities without limit, when the Adviser: (i) believes that the market conditions are not favorable for more aggressive investing;
            (ii) is unable to locate favorable investment opportunities; or
            (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests or for other reasons. Accordingly, each Fund will not always stay fully invested in equity securities or longer-term debt securities. See "Descriptions of Permissible Investments -- Money Market Instruments."

      - Any Fund that invests in a security that could be deemed to create leverage and thus create a senior security under Section 18(f) of the 1940 Act will segregate assets as required by the 1940 Act (or as permitted by law or SEC staff positions) or enter into certain offsetting positions to cover its obligations.

      THE INTERNATIONAL/GLOBAL STOCK FUNDS

      Multi-Advisor International Equity Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; foreign securities (other than the types described in the prospectus), including forward foreign currency exchange contracts; high yield/lower-rated debt securities; other investment companies; preferred stocks; private placement and other illiquid securities; when-issued purchases, delayed delivery and forward commitments; and REITs and master limited partnerships; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

      Marsico International Opportunities Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities (other than the types described in the prospectus), including forward foreign currency exchange contracts; high yield/lower-rated debt securities; securities of other investment companies; pass-through securities; private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

      THE STOCK FUNDS

      Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund II: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Stock Fund (or the Master Portfolio in which a Feeder Fund invests its assets) may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities; common stock; convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities (other than the types described in the prospectus), including forward foreign currency exchange contracts; high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

      Marsico Growth Fund and Marsico 21st Century Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each of these Funds (through the Master Portfolio in which a Feeder Fund invests its assets) may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; foreign securities (other than the types described in the prospectus), including forward foreign currency exchange contracts; high yield/lower-rated debt securities; private placements and other illiquid or restricted securities; preferred stock; zero-coupon, pay-in-kind and step-coupon securities; and REITs and master limited partnerships; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

      THE INDEX FUNDS

      Large Cap Enhanced Core Fund: In addition to the types of securities described in the prospectus for this Fund, and consistent with its investment policies, objective and strategies, the Fund may invest in the following types of securities only in amounts of less than 10% of its total assets in each case and not in the aggregate: asset-backed securities; common stock; convertible securities; corporate debt securities; derivatives, including futures, options, linked securities and structured products, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities; high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

      In addition, when consistent with the Index Fund's investment objective, various techniques may be employed to manage capital gain distributions. These techniques include utilizing a share identification methodology whereby each lot of shares of Fund securities that the Fund holds will be specifically identified, which will allow the sale first of those specific securities with the highest tax basis in order to reduce the amount of realized capital gains as compared with a sale of identical Fund securities, if any, with a lower tax basis. The Adviser will sell first those shares with the highest tax basis only when it believes that it is in the best interest of the Fund to do so, and reserves the right to sell other securities when appropriate. In addition, the Adviser may, at times, sell the Fund's securities in order to realize capital losses. Subject to limitations, such capital losses could be used to offset realized capital gains thereby reducing capital gain distributions. Additionally, the Adviser may, consistent with the Fund construction process discussed above, employ a low Fund turnover strategy designed to defer the realization of capital gains.

      LIFEGOAL PORTFOLIOS

      LifeGoal Balanced Growth Portfolio, LifeGoal Growth Portfolio and Columbia LifeGoal Income Portfolio:

      The LifeGoal Portfolios invest in a mix of the International/Global Stock Funds, Stock Funds, Government & Corporate Bond Funds and Money Market Funds in the Columbia Funds Family.

      The 1940 Act normally prohibits mutual funds from investing in other mutual funds beyond certain limits. Because each LifeGoal Portfolio is a "fund-of-funds," each takes advantage of a rule under the 1940 Act that allows it to exceed those limits subject to certain conditions. Accordingly, each LifeGoal Portfolio may: (i) own more than 3% of the total outstanding stock of a Fund, other than another LifeGoal Portfolio; (ii) invest more than 5% of its assets in any one such Fund; and (iii) invest more than 10% of its assets, collectively, in Fund shares.

      Each LifeGoal Portfolio will concentrate more than 25% of its assets in the mutual fund industry. However, the underlying Funds in which the LifeGoal Portfolios invest will not concentrate 25% or more of their total assets in any one industry unless they are permitted or required to do so in accordance with their own investment objective and principal investment strategies.

      DESCRIPTIONS OF PERMISSIBLE INVESTMENTS

Additional information about individual types of securities (including key considerations and risks) in which some or all of the Funds may invest is set forth below.

      ASSET-BACKED SECURITIES

      Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables (CARs) and so-called plastic bonds, backed by credit card receivables.

      The value of an asset-backed security is affected by, among other things, changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security's par value. Value is also affected if any credit enhancement has been exhausted. See also "Descriptions of Permissible Investments -- Mortgage-Backed Securities."

      Key Considerations and Risks: The risks of investing in asset-backed securities depend upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). For example, the underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described under "Descriptions of Permissible Investments -- Mortgage-Backed Securities" for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities typically do not have the benefit of the same direct security interest in the underlying collateral as do mortgage-backed securities.

      In addition, as purchasers of an asset-backed security, the Funds generally will have no recourse against the entity that originated the loans in the event of default by a borrower. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

      BANK OBLIGATIONS (DOMESTIC AND FOREIGN)

      Bank obligations include, for example, certificates of deposit, bankers' acceptances, commercial paper, Yankee dollar certificates of deposit, Eurodollar certificates of deposit, time deposits and promissory notes.

      A certificate of deposit, or so-called CD, is a debt instrument issued by a bank that usually pays interest and which has maturities ranging from a few weeks to several years. A bankers acceptance is a time draft drawn on and accepted by a bank, a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. A Yankee dollar certificate of deposit is a negotiable CD issued in the United States by branches and agencies of foreign banks. A Eurodollar certificate of deposit is a CD issued by a foreign (mainly European) bank with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have an interest rate which is usually pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically there are penalties for early withdrawal of a time deposit. A promissory note is a written commitment of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

      A bank obligation may be issued by: (i) a domestic branch of a domestic bank; (ii) a foreign branch of a domestic bank; (iii) a U.S. branch of a foreign bank; or (iv) a foreign branch of a foreign bank.

      As a general matter, obligations of "domestic banks" are not subject to the Funds' fundamental investment policies regarding concentration limits. For this purpose, the SEC staff also takes the position that domestic branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks." More specifically, "domestic banks" include: (a) domestic branches of domestic banks; (b) domestic branches of foreign banks, to the extent that they are subject to comparable regulation as domestic banks; and (c) foreign branches of domestic banks with respect to which the domestic bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason.

      Certain Funds may invest in exchange-traded Eurodollar contracts. For information about these types of securities, see "Descriptions of Permissible Investments -- Futures and Options."

      Key Considerations and Risks: Certain bank obligations, such as some CDs, are insured by the FDIC. Many other bank obligations, however, are neither guaranteed nor insured by the U.S. Government. These bank obligations are "backed" only by the creditworthiness of the issuing bank or parent financial institution.

      Obligations of foreign banks, including Yankee dollar and Eurodollar obligations, involve somewhat different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that:
(a) their liquidity could be impaired because of political or economic developments; (b) the obligations may be less marketable than comparable obligations of domestic banks; (c) a foreign jurisdiction might impose withholding and other taxes on amounts realized on those obligations; (d) foreign deposits may be seized or nationalized; (e) foreign governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal or interest on those obligations; and (f) the selection of the obligations may be based on less publicly available information concerning foreign banks or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

      BORROWINGS

      Each Fund has a fundamental policy with respect to borrowing that can be found under the heading "Investment Policies and Limitations."

      As noted above, pursuant to an exemptive order from the SEC, a Fund may, subject to certain conditions, borrow money from other Funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

      A Fund also may borrow money utilizing a reverse repurchase agreement transaction. See "Descriptions of Permissible Investments -- Reverse Repurchase Agreements."

      Key Considerations and Risks: The Uncommitted Line is not a "committed" line of credit, which is to say that The Bank of New York is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so.

      DERIVATIVES

      A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include: futures; options; options on futures; forward foreign currency exchange contracts; linked securities and structured products; collateralized mortgage obligations; stripped securities; warrants and swap contracts. For more information about each type of derivative see those sections in this SAI discussing such securities.

      The Funds may use derivatives for a variety of reasons, including to: enhance a Fund's return, attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); protect the Fund's unrealized gains reflected in the value of its portfolios securities; facilitate the sale of such securities for investment purposes; and/or manage the effective maturity or duration of the Fund's portfolio.

      A Fund may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables including market conditions.

      Key Considerations and Risks: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

      See also "Descriptions of Permissible Investments -- Futures and Options," "Descriptions of Permissible Investments -- Linked Securities and Structured Products," "Descriptions of Permissible Investments -- Stripped Securities," "Descriptions of Permissible Investments -- Warrants and Rights" and "Descriptions of Permissible Investments -- Swap Contracts."

      DOLLAR ROLL TRANSACTIONS

      Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in a given month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the "roll" period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (the "drop") as well as by the interest earned on the cash proceeds of the initial sale. See also "Descriptions of Permissible Investments -- Mortgage-Backed Securities."

      Key Considerations and Risks: Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under an agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

      FOREIGN SECURITIES

      Foreign securities are debt, equity or derivative securities determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principal place of business, the source of its revenue or other factors.

      Forward foreign currency exchange contracts -- Forward foreign currency exchange contracts establish an exchange rate at a future date. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when a foreign currency suffers a substantial decline against the U.S. dollar, a Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. When it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

      A Fund may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the securities are denominated (a "cross-hedge").

      Foreign currency hedging transactions are attempts to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized should the value of the hedged currency increase.

      A Fund also may purchase American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in Depositary Receipts through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

      Key Considerations and Risks: Foreign securities may pose risks greater than those typically associated with an equity, debt or derivative security due to: (1) restrictions on foreign investment and repatriation of capital;

(2) fluctuations in currency exchange rates, which can significantly affect a Fund's share price; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war; (7) possible impositions of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States.

      Certain of the risks associated with investments in foreign securities are heightened with respect to investments in emerging markets countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin, and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging markets securities also involves risks beyond the risks inherent in foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country's economy and securities markets.

      As noted, foreign securities also involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may purchase or sell forward foreign currency exchange contracts in order to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund may also purchase and sell foreign currency futures contracts and related options. See "Descriptions of Permissible Investments -- Futures and Options."

      GUARANTEED INVESTMENT CONTRACTS AND FUNDING AGREEMENTS

      Guaranteed investment contracts ("GICs"), investment contracts or funding agreements are debt instruments issued by highly-rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts.

      Key Considerations and Risks: A Fund will only purchase GICs from issuers which, at the time of purchase, meet certain credit and quality standards. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. In addition, the issuer may not be able to return the principal amount of a GIC to a Fund on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment. Unlike certain types of money market instruments, there is no government guarantee on the payment of principal or interest; only the insurance company backs the GIC.

      LINKED SECURITIES AND STRUCTURED PRODUCTS

      Linked securities, such as index-linked, equity-linked, credit-linked, commodity-linked and currency-linked securities, are types of derivative securities. See generally "Descriptions of Permissible Investments -- Derivatives."

      Index-linked, equity-linked, credit-linked and commodity-linked securities can be either equity or debt securities that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments depend on the performance of an underlying stock, index, or a weighted index of commodity futures such as crude oil, gasoline and natural gas. With respect to equity-linked securities, at maturity, the principal amount of the debt is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments that have a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

      One common type of linked security is a "structured" product. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

      Another common type of index-linked security is a S&P Depositary Receipt, or SPDR, which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. Because a unit investment trust is an investment company under the 1940 Act, a Fund's investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. See also "Descriptions of Permissible Investments -- Other Investment Companies."

      SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust's expenses. At the same time, the Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Fund and its shareholders in effect would be absorbing duplicate levels of fees with respect to investments in such unit investment trusts.

      Key Considerations and Risks: Like all derivatives, a Fund's investments in "linked" securities can lead to large losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of the Fund to utilize linked-securities successfully will depend on its ability to correctly predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging markets countries, there are certain additional risks associated with such investments. See "Descriptions of Permissible Investments -- Foreign Securities."

      With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, "Descriptions of Permissible Investments -- Private Placement Securities and Other Restricted Securities."

      SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called "creation unit size" and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

      MONEY MARKET INSTRUMENTS

      Money market instruments are high-quality, short-term debt obligations, which include: (1) bank obligations; (2) funding agreements; (3) repurchase agreements; (4) U.S. Government obligations; and (5) certain corporate debt securities, such as commercial paper and master notes (which are generally understood to be unsecured obligations of a firm (often private and/or unrated), privately negotiated by borrower and lender, that contemplate a series of recurring loans and repayments, governed in each case by the terms of the one master note). Such instruments also may be structured to be, what would not otherwise be, a money market instrument by modifying the maturity of a security or interest rate adjustment feature to come within permissible limits.

      Money market mutual funds (i.e., funds that comply with Rule 2a-7 of the 1940 Act) are permitted to purchase most money market instruments, subject to certain credit quality, maturity and other restrictions.

      See "Descriptions of Permissible Investments -- Bank Obligations," "Descriptions of Permissible Investments -- Corporate Debt Securities," "Descriptions of Permissible Investments -- Guaranteed Investment Contracts and Funding Agreements," "Descriptions of Permissible Investments -- Repurchase Agreements" and "Descriptions of Permissible Investments -- U.S.Government Obligations."

      Key Considerations and Risks: Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

      MORTGAGE-BACKED SECURITIES

      A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. See "Descriptions of Permissible Investments -- Pass-Through Securities."

      Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal National Mortgage Association ("Fannie Mae" or "FNMA") or Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. Its objective is to increase the affordability of home mortgage funds for low- and middle-income home buyers. FNMA is a congressionally chartered company, although neither its stock nor the securities it issues are insured or guaranteed by the federal government. For example, the pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation's stock is owned by savings institutions across the U.S. and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of interest and ultimately collection of principal only by the FHLMC.

      Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

      Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively referred to hereinafter as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets. All references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

      Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

      Key Considerations and Risks: Investment in mortgage-backed securities poses several risks, including, among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

      MUNICIPAL SECURITIES

      Municipal Bonds - Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, and also by their political subdivisions, duly constituted offering authorities and instrumentalities. States, territories, possessions and municipalities may issue municipal bonds for a variety of reasons, including, for example, to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities also issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, industrial facilities or for water supply, gas, electricity or waste disposal facilities.

      Municipal bonds generally are classified as "general obligation" or "revenue" bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Municipal bonds may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

      Private activity bonds (such as an industrial development or industrial revenue bond) held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Private activity bonds are also issued for privately held or publicly owned corporations in the financing of commercial or industrial facilities. Most governments are authorized to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

      Municipal Notes - Municipal notes are issued by states, municipalities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the related fiscal period. Municipal obligation notes generally have maturities of one year or less. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

      Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

      Municipal demand obligations are subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months.

      Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

      Municipal Leases - Municipal securities also may include participations in privately arranged loans to state or local government borrowers, some of which may be referred to as "municipal leases." Generally, such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable.

      Although lease obligations do not constitute general obligations of the municipal issuer to which the government's taxing power is pledged, a lease obligation is ordinarily backed by the government's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, a Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event that foreclosure might prove difficult.

      Key Considerations and Risks: There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different yields while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of municipal securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

      The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands, is a separate "issuer." An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

      There are particular considerations and risks relevant to investing in a portfolio of a single state's municipal securities, such as the greater risk of the concentration of a Fund versus the greater relative safety that comes with a less concentrated investment portfolio.

      The Internal Revenue Service ("IRS") is paying increased attention on whether obligations intended to produce interest exempt from federal income taxation, such as municipal bonds and notes, in fact meet the requirements for such exemption. Ordinarily, the Funds rely on an opinion from the issuer's bond counsel that interest on the issuer's obligation will be exempt from federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize an investing regulated investment company's ability to pay exempt-interest distributions. Similar challenges may occur as to state-specific exemptions.

      OTHER INVESTMENT COMPANIES

      In seeking to attain their investment objectives, certain Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, its rules and regulations and any exemptive orders obtained by the Funds from the SEC. See also "Investment Policies and Limitations -- Exemptive Orders."

      The 1940 Act generally requires that each Fund limit its investments in another investment company or series thereof so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (c) not more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by the Fund or by the company as a whole.

      A Fund may purchase shares of exchange-traded funds ("ETFs"), which are a type of investment company. A Fund may purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts - to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. A Fund may also purchase ETF shares for other purposes, including improving its ability to track its underlying index.

      Each Fund has obtained permission from the SEC (via exemptive order) to purchase shares of other mutual funds in the Columbia Funds Family. The SEC order is subject to certain conditions, including that a Board, before approving an advisory contract (including the advisory fee) applicable to a Fund, will find that the advisory fees applicable to the Fund relying on the order are for services in addition to, rather than duplicative of, services provided pursuant to the "investee" Fund's advisory contract.

      Each Fund also has obtained separate permission from the SEC (via exemptive order) to purchase shares of Money Market Funds. To seek to achieve a return on uninvested cash or for other reasons, investing Funds may invest up to 25% of their assets in any Money Market Fund. These investments are generally on a short-term basis. CMA and its affiliates are entitled to receive fees from the Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. One condition of the SEC order is that a Money Market Fund may not acquire securities of any other investment company in excess of the limits stated in the paragraph above.

      Key Considerations and Risks: A Fund may derive certain advantages from being able to invest in shares of other investment companies; for example, this ability may allow the Fund to gain exposure to a type of security. It also may facilitate a Fund being fully invested. However, there may be certain disadvantages; for example, it may cost more in terms of fees. That is to say, a shareholder may be charged fees not only on the Fund shares held directly, but also on the mutual fund shares that the Fund purchases. Whether any anticipated return from such an investment will outweigh the costs of purchasing such mutual fund shares when deciding to invest will be considered by the Funds.

      Feeder Funds and Master Portfolios - The 1940 Act also permits, under certain conditions, a Fund to invest all of its assets in another mutual fund. Under this structure, called a master/feeder structure, which is described above, the Feeder Funds (which are identified on p. 2 of this SAI) invest all of their assets in a corresponding Master Portfolio with the same investment objective, principal investment strategies and risks. The Master Portfolios are separate series of CFMIT, which is organized as a statutory trust under the laws of Delaware, and is itself a registered investment company in the Columbia Funds Family. Other entities (e.g., other investment companies, commingled trust funds, institutional and certain individual investors), along with the Master Portfolios, may invest in the Master Portfolios from time to time. Accordingly, there may also be other investment companies, as well as other investment vehicles, through which you can invest in the Master Portfolio which may have higher or lower fees and expenses than those of its corresponding Fund, and which may therefore have different performance results than the Feeder Fund.

      The primary advantages of such a structure are expected economies of scale -- that is to say, the larger asset size of the Master Portfolio may allow it to purchase securities and engage in brokerage transactions on more favorable terms than might otherwise be available to a Feeder Fund alone, as well as to, over time, enjoy other benefits associated with achieving economies of scale.

      However, there are certain considerations and risks that are inherent in the master/feeder structure. For example, each Feeder Fund is potentially liable for certain legal obligations of the Master Portfolio in which it invests. The risk of the Feeder Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and a Master Portfolio itself is unable to meet its obligations. Accordingly, the Board believes that neither a Feeder Fund nor its shareholders should be adversely affected by reason of the Feeder Fund's investing in a Master Portfolio. As with any mutual fund, other investors in the Master Portfolios could control the results of voting at the Master Portfolio level in certain instances (e.g., a change in fundamental policies by the Master Portfolio which was not approved by the Fund's shareholders). This could lead a Feeder Fund to decide to withdraw its investment in the Master Portfolio. A Feeder Fund also may withdraw its investment in a Master Portfolio at any time if the Board determines that it is in the best interest of the Feeder Fund to do so. Upon such withdrawal, the Board would consider what action might be taken, including the investment of all of the assets of the Feeder Fund in another pooled investment entity having the same (or similar) investment objective, principal investment strategies and risks as the Feeder Fund or the hiring of an investment adviser to manage the Feeder Fund's assets in accordance with its investment objective and principal investment strategies. Further, the withdrawal of other entities that may from time to time invest in the Master Portfolios could have an adverse effect on the performance of such Master Portfolios and their corresponding Feeder Fund, such as decreased economies of scale, and increased per share operating expenses.

      When a Feeder Fund is required to vote as an interest holder of the Master Portfolio, current regulations provide that in those circumstances the Feeder Fund may either pass-through the vote to its shareholders or the Feeder Fund may vote its shares in the Master Portfolio in the same proportion of all other security holders in the Master Portfolio.

      An investment in an ETF generally presents the same primary risks as an investment in an open-end investment company that is not exchange traded that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities held by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to an open-end investment company that is not exchange-traded: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

      PASS-THROUGH SECURITIES (PARTICIPATION INTERESTS AND COMPANY RECEIPTS)
      A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

      FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

      FNMA issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

      Key Considerations and Risks: Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Funds, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. Estimated prepayment rates will be a factor considered in calculating the average weighted maturity of a Fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

      PRIVATE PLACEMENT SECURITIES AND OTHER RESTRICTED SECURITIES

      Although many securities are offered publicly, some are offered privately only to certain qualified investors. Private placements may often offer attractive opportunities for investment not otherwise available on the open market. However, the securities so purchased are often "restricted," i.e., they cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

      Generally speaking, private placements may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

      Private placements may be considered illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that has been determined to be liquid under procedures approved by the Board). Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions.

      Key Considerations and Risks: Private placements are generally subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value due to the absence of a trading market.

      Unlike public offerings, restricted securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

      REITS AND MASTER LIMITED PARTNERSHIPS

      A real estate investment trust, or REIT, is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

      Partnership units of real estate and other types of companies are sometimes organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects.

      Generally, a master limited partnership is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in a master limited partnership) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

      Key Considerations and Risks: REITs may be affected by changes in the value of the underlying property owned or financed by the REIT; mortgage REITs also may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for preferential treatment under the Code.

      The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer's management skills. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Mortgage REITs are subject to the risk that mortgagors may not meet their payment obligations. Each investment also has its unique interest rate and payment priority characteristics. In addition, REITs are subject to unique tax requirements which, if not met, could adversely affect dividend payments. Also, in the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

      The risks of investing in a master limited partnership are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a master limited partnership than investors in a corporation. Additional risks involved with investing in a master limited partnership are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

      REPURCHASE AGREEMENTS

      A repurchase agreement is a money market instrument that is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest).

Repurchase agreements may be viewed, in effect, as loans made by a Fund which are collateralized by the securities subject to repurchase. Typically, the Funds will enter into repurchase agreements only with commercial banks and registered broker/dealers and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. See "Descriptions of Permissible Investments -- Money Market Instruments."

      Key Considerations and Risks: Repurchase Agreements are generally subject to counterparty risk, which is the risk that the counterparty to the agreement could default on the agreement. If a seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

      Pursuant to an exemptive order issued by the SEC, the Funds may "combine" uninvested cash balances into a joint account, which may be invested in one or more repurchase agreements.

      REVERSE REPURCHASE AGREEMENTS

      A reverse repurchase agreement is a contract under which a Fund sells a security for cash for a relatively short period (usually not more than one week) subject to the obligation of the Fund to repurchase such security at a fixed time and price (representing the seller's cost plus interest). Reverse repurchase agreements may be viewed as borrowings made by a Fund.

      Key Considerations and Risks: Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

      STRIPPED SECURITIES

      Stripped securities are derivatives in which an instrument's coupon (or interest ) is separated from its corpus (or principal) and then are re-sold separately, usually as zero-coupon bonds. See generally "Descriptions of Permissible Investments -- Derivatives." Because stripped securities are typically products of brokerage houses and the U.S. Government, there are many different types and variations. For example, separately traded interest and principal securities, or STRIPS, can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through the Federal Book-Entry System. Stripped mortgage-backed securities, or SMBS, can also issued by the U.S. Government or an agency. TIGERS are Treasury securities stripped by brokers. See also "Descriptions of Permissible Investments -- Zero-Coupon Securities."

      The Adviser will only purchase stripped securities for Money Market Funds where the securities have a remaining maturity of 397 days or less; therefore, the Money Market Funds may only purchase the interest component parts of U.S. Treasury securities.

      Key Considerations and Risks: If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

      SWAP CONTRACTS

      Swap agreements are derivative instruments. See generally "Descriptions of Permissible Investments -- Derivatives." They can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names, including interest rate, index, credit, equity, credit default and currency exchange rate swap agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options.

      Key Considerations and Risks: Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Additionally, whether a Fund's use of swap contracts will be successful in furthering its investment objective will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. However, a Fund will closely monitor the credit of a swap contract counterparty in order to minimize this risk. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

      The Adviser does not believe that a Fund's obligations under swap contracts are senior securities and, accordingly, a Fund will not treat them as being subject to its borrowing restrictions.

      U.S. GOVERNMENT OBLIGATIONS

      U.S. Government obligations include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA.

      Because of their relative liquidity and high credit quality, U.S. Government obligations are often purchased by the Money Market Funds, and can in some instances, such as for Treasury Reserves, comprise almost all of their portfolios.

      Key Considerations and Risks: In the case of those U.S. Government obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment.

      VARIABLE- AND FLOATING-RATE INSTRUMENTS

      These types of securities have variable- or floating-rates of interest and, under certain limited circumstances, may have varying principal amounts. Unlike a fixed interest rate, a variable or floating interest rate is one that rises and falls based on the movement of an underlying index of interest rates. For example, many credit cards charge variable interest rates, based on a specific spread over the prime rate. Most home equity loans charge variable rates tied to the prime rate.

      Variable- and floating-rate instruments pay interest at rates that are adjusted periodically according to a specified formula; for example, some adjust daily and some adjust every six months. The variable- or floating-rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

      Key Considerations and Risks: In order to most effectively use these investments, the Adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the Adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable- or floating-rate obligations.

      OTHER CONSIDERATIONS

      TEMPORARY DEFENSIVE PURPOSES

      Each Fund may hold cash or money market instruments. It may invest in these securities without limit, when the Adviser: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons.

      When a Fund engages in such strategies, it may not achieve its investment objective.

      PORTFOLIO TURNOVER

      The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." A Fund may engage in frequent and active trading of portfolio securities in order to achieve its investment objective. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund's shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

      For each Fund's portfolio turnover rate, see the "Financial Highlights" in the prospectus for that Fund. Certain Funds, which are new series, do not yet have financial highlights.

      DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

      The Board has adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, CMA, or their affiliates. The Trustees of Columbia Funds have adopted policies and procedures designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interest of Fund shareholders, including procedures to address conflicts of interests of a Fund's shareholders, on the one hand, and those of a Fund's investment adviser, sub-adviser, or any affiliated person of a Fund, on the other. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to: (1) the day next following the posting of such information on the Funds' website at www.Columbiafunds.com, if applicable, (2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, the fifth business day following each calendar month-end, at which time each money market fund's complete list of portfolio holdings will be available. Certain limited exceptions that have been approved by the Trustees as part of the Funds' policies are described below. The Board shall be updated as needed regarding the Funds' compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of CMA and its affiliates. The Funds' policies prohibit CMA and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosure of portfolio holding information to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Funds' shares, third-party service providers, rating and ranking organizations and affiliated persons of the Funds.

      Public Disclosures

      The Funds' portfolio holdings are currently disclosed to the public through required filings with the SEC and, for Stock, International Stock, Global Stock, Index, Government & Corporate Bond and Municipal Bond Funds, on the Funds' website at www.columbiafunds.com. Each of these Funds compiles a "top ten holdings" list composed of its ten largest holdings. This information currently is produced , quarterly for Stock, International Stock, Global Stock, Index, Government & Corporate Bond and Municipal Bond Funds, and is available on the Funds' website. The top ten holdings information is as of the last day of the previous quarter.

      The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Fund's fiscal year). Shareholders may obtain the Funds' Form N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, the Funds' Form N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public room.

      The Funds, CMA or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisers or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

      Other Disclosures.

      The Fund's policies provide that non-public disclosures of the Fund's portfolio holdings may be made if (1) the Fund has a legitimate business purpose for making such disclosure, (2) the Fund's chief executive officer authorizes such public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

      The Fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to Columbia Management and its affiliates, these service providers include the Fund's custodian and sub-custodians, the Fund's independent registered public accounting firm, legal counsel, financial printers (Merrill and Bowne & Co., Inc.), the Fund's proxy voting service provider (Alamo Direct Mail Services, Inc.), the Fund's proxy solicitor (Georgeson Shareholder Communications Inc.), rating agencies that maintain ratings on certain Columbia Funds ( Fitch, Inc. and Standard and Poor's) and service providers that support Columbia Management's trading systems (InvestorTool, Inc. and Thomson Financial) and service providers that provide reconciliation services (Electra Information Systems).These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. The Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

      Certain clients of the Fund's investment adviser(s) may follow a strategy similar to that of the Fund, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Fund.

                             MANAGEMENT OF THE TRUST

      The business and affairs of the Trust are managed under the direction of the Board. The Board is generally responsible for the overall management and supervision of the business and affairs of the Trust and the Funds, which includes formulating policies for the Funds, approving major service provider contracts (including investment advisory agreements) and authorizing Trust officers to carry out the actions of the Board. A majority of the Trustees are Independent Trustees, that is, they are not affiliated with the Adviser or otherwise "interested persons" as defined in the 1940 Act. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the Independent Trustees have particular responsibilities for assuring that the Trust is managed in the best interests of its shareholders, including being charged with certain specific legally mandated duties.

      The Board, including certain of its Committees described below, meets at least quarterly to review, among other things, the business and operations, investment performance and regulatory compliance of the Funds. At least annually, the Board reviews, among other things, the fees paid to: (i) the Adviser and any affiliates, for investment advisory and sub-advisory services and other administrative and shareholder services; and (ii) the Distributor for the distribution and sale of Fund shares.

      THE TRUSTEES AND PRINCIPAL OFFICERS

      The following table provides basic information about the Trustees and principal Officers of the Trust. No person shall be qualified to stand for election or appointment as a Trustee if such person has already reached the age of 72. Each Trustee shall retire from service on the Board no later than the end of the calendar year in which such Trustee reaches age 72, provided that any Trustee may continue to serve for successive annual periods thereafter upon the vote of a majority of the other Trustees.

      All of the Trustees are Independent Trustees. The address of each Trustee and principal Officer is: c/o Columbia Funds, One Financial Center, Boston, MA 02110.

                                                                                       NUMBER OF
                            TERM OF                                                    FUNDS IN
                            OFFICE AND                                                 FUND
NAME AND AGE                LENGTH OF     PRINCIPAL OCCUPATION(s) DURING THE PAST      COMPLEX   OTHER DIRECTORSHIPS HELD BY
POSITION HELD WITH THE      TIME SERVED   FIVE YEARS                                   OVERSEEN  TRUSTEE
TRUSTS
                            Indefinite    Managing Director - E.J. Boudreau &
                            term;         Associates (consulting), through current;    74        Trustee - The Museum of Science,
Edward J. Boudreau, Jr.     Trustee       Chairman and Chief Executive Officer - John            Boston; Advisory Board Member -
Age 61                      since         Hancock Funds (mutual funds), from 1989 to             Perennial Capital Advisors
Trustee                     January 2005  2000

William P. Carmichael       Indefinite    Retired; Senior Managing Director - The      74        Director - Cobra Electronics
Age:  62                    term;         Succession Fund (a company formed to advise            Corporation (electronic equipment
Trustee and Chairman of the Trustee       and buy family owned companies), from 1998             manufacturer); Spectrum Brands,
Board                       since 1999    to April 2001                                          Inc. (batteries); Simmons Company
                                                                                                 (bedding); and The Finish Line
                                                                                                 (apparel); and Chairman of the
                                                                                                 Board and Director - Hatteras
                                                                                                 Income Securities, Inc.
                                                                                                 ("Hatteras")

William A. Hawkins          Indefinite    President, Retail Banking - IndyMac Bancorp, 74        Vice Chairman - San Gabriel Valley
Age:  62                    term;         Inc., from September 1999 to August 2003               Red Cross; Director - Leadership
Trustee                     Trustee                                                              Pasadena and Operation Hope; and
                            since                                                                Trustee - The Chandler School
                            January 2005

R. Glenn Hilliard           Indefinite    Chairman and Chief Executive Officer -       78        Director - Conseco, Inc.
Age:  62                    term;         Hilliard Group LLC (investing and                      (insurance), Alea Group Holdings
Trustee                     Trustee       consulting), from April 2003 through                   (Bermuda), Ltd. (insurance),
                            since         current; Chairman and Chief Executive                  Piedmont Medical Center, and High
                            January 2005  Officer - ING Americas, from 1999 to April             Museum of Art, Atlanta; and
                                          2003; and Non-Executive Chairman and                   President and Director - Clemson
                                          Director - Conseco, Inc. (insurance), from             University Foundation
                                          September 2004 through current

Minor M. Shaw               Indefinite    President - Micco Corporation and Mickel     78        Board Member - Piedmont Natural
Age:  57                    term;         Investment Group (family investments)                  Gas;Chairman and Trustee-
Trustee                     Trustee                                                              The Daniel-Mickel Foundation
                            since 2003                                                           of South Carolina (family
                                                                                                 investments); Vice-Chairman
                                                                                                 and Trustee - Greenville-
                                                                                                 Spartanburg Airport Commission;
                                                                                                 Trustee - Duke Endowment,
                                                                                                 The Hollingsworth Funds,
                                                                                                 The Belle Baruch Foundation
                                                                                                  and the South Carolina Foundation
                                                                                                  for Independent Colleges; Chairman
                                                                                                  - Urban League


                                                                                           NUMBER OF
                             TERM OF                                                       FUNDS IN
                             OFFICE AND                                                    FUND
NAME AND AGE                 LENGTH OF      PRINCIPAL OCCUPATION(s) DURING THE PAST        COMPLEX      OTHER DIRECTORSHIPS HELD BY
POSITION HELD WITH THE       TIME SERVED    FIVE YEARS                                     OVERSEEN     TRUSTEE
TRUSTS
                               PRINCIPAL OFFICERS
                                                                                                        of the Upstate; and
                                                                                                        Board Member - United Way
                                                                                                        of Greenville County and
                                                                                                        United Way of South Carolina

Christopher L. Wilson        Indefinite     President and Chief Executive                  n/a          n/a
Age:  47                     Term;          Officer - the Trusts and Hatteras,
President and Chief          President      since January 2005; President -
Executive Officer            and Chief      Columbia Funds, Liberty Funds and
                             Executive      Stein Roe Funds, since October
                             Officer        2004; Senior Vice President -
                             since          Columbia Management Advisors,
                             January 2005   Inc., Columbia Funds Distributor,
                                            Inc. and BACAP Distributors, since
                                            January 2005; Managing Director -
                                            BACAP, since January 2005;
                                            Director - Columbia Funds
                                            Services, Inc., since January 2005;
                                            President and Chief Executive Officer - CDC
                                            IXIS AM Services, Inc. (asset management),
                                            from September 1998 through August 2004; and
                                            a senior officer or director of various
                                            other Bank of America-affiliated entities,
                                            including other registered and unregistered
                                            funds

J. Kevin Connaughton         Indefinite     Treasurer and Chief Financial                  n/a          n/a
Age:  40                     term;          Officer - the Trusts and Hatteras,
Treasurer and Chief          Treasurer      since January 2005; Treasurer -
Financial Officer            and Chief      Columbia Funds, since October
                             Financial      2003, and the Liberty Funds, Stein
                             Officer        Roe Funds and Liberty All-Star
                             since          Funds, since December 2000;
                             January 2005   Vice-President - Columbia
                                            Management Advisors, Inc., since
                                            April 2003; President - Columbia
                                            Funds, Liberty Funds and Stein Roe
                                            Funds, from February 2004 to October
                                            2004; Chief Accounting Officer and
                                            Controller - Liberty Funds and
                                            Liberty All-Star Funds, from
                                            February 1998 to October 2000;
                                            Treasurer - Galaxy Funds, since
                                            September 2002; Treasurer, from
                                            December 2002 to December 2004, and
                                            President, from February 2004 to
                                            December 2004 - Columbia Management
                                            Multi-Strategy Hedge Fund, LLC; Vice
                                            President - Colonial Management
                                            Associates, Inc., from February 1998
                                            to October 2000; and a senior
                                            officer of various other Bank of
                                            America-affiliated entities,
                                            including other registered and
                                            unregistered funds


Mary Joan Hoene              Indefinite     Senior Vice-President and Chief                n/a          n/a
Age:  55                     term; Senior   Compliance Officer - the Trusts
Senior Vice President and    Vice-President and Hatteras, since August 2004;
Chief Compliance Officer     and Chief      Senior Vice President and Chief
                             Compliance     Compliance Officer - Columbia
                             Officer        Funds, Liberty Funds, Stein Roe
                             since August   Funds and Liberty All-Star Funds,
                             2004           since August 2004; Partner -
                                            Carter, Ledyard & Milburn LLP,
                                            from January 2001 to August 2004;
                                            counsel - Carter, Ledyard & Milburn
                                            LLP, from November 1999 to December
                                            2000; Vice President and Counsel -
                                            Equitable Life Assurance Society of
                                            the United States, from April 1998
                                            to November 1999; and a senior
                                            officer of various other Bank of
                                            America-affiliated entities,
                                            including other registered and
                                            unregistered funds


                                                                                           NUMBER OF
                             TERM OF                                                       FUNDS IN
                             OFFICE AND                                                    FUND
NAME AND AGE                 LENGTH OF      PRINCIPAL OCCUPATION(s) DURING THE PAST        COMPLEX      OTHER DIRECTORSHIPS HELD BY
POSITION HELD WITH THE       TIME SERVED    FIVE YEARS                                     OVERSEEN     TRUSTEE
TRUSTS
R. Scott Henderson           Indefinite     Secretary and Chief Legal Officer - the        n/a          n/a
Age:  45                     term;          Trusts; Associate General Counsel - Bank of
Secretary and Chief Legal    Secretary      America Corporation, since September 2004;
Officer                      and Chief      Of Counsel - Bingham McCutchen from 1995 to
                             Legal          2004.
                             Officer
                             since March
                             2005

Michael Clarke               Indefinite     Assistant Treasurer and Chief                  n/a          n/a
Age:  34                     term;          Accounting Officer - the Trusts
Assistant Treasurer and      Assistant      and Hatteras, since January 2005;
Chief Accounting Officer     Treasurer      Chief Accounting Officer -
                             and Chief      Columbia Funds, Liberty Funds and
                             Accounting     Liberty All-Star Funds, since
                             Officer        October 2004; Controller, from May
                             since          2004 to October 2004, and Assistant
                             January 2005   Treasurer, from June 2002 to
                                            May 2004 - Columbia Funds, Liberty
                                            Funds and Liberty All-Star Funds;
                                            Vice-President, Product Strategy &
                                            Development - Liberty Funds Group
                                            from February 2001 to June 2002;
                                            Assistant Treasurer - Liberty Funds
                                            and the Liberty All-Star Funds, from
                                            August 1999 to February 2001; Audit
                                            Manager - Deloitte & Touche LLP,
                                            from May 1997 to August 1999.

Jeffrey R. Coleman           Indefinite     Assistant Treasurer and Controller - the       n/a          n/a
Age:  35                     term;          Trusts and Hatteras, since January 2005;
Assistant Treasurer and      Assistant      Director, Financial Reporting and Fund
Controller                   Treasurer      Treasury - Columbia Management Group, since
                             and            October 2004; Vice President - CDC IXIS AM
                             Controller     Services, Inc., since February 2002; Deputy
                             since          Treasurer - CDC Nvest Fund, Loomis Sayles
                             January 2005   Funds and the AEW Real Estate Income Fund,
                                            since February 2002; and Assistant Treasurer
                                            - AEW Real Estate Income Fund, from August
                                            2000 to February 2002.

      BOARD COMMITTEES

      The Trust has an Audit Committee, a Governance Committee and an Investment Committee.

      The function of the Audit Committee is oversight. Management (which generally means the appropriate officers of a Company, and a Fund's investment adviser(s), administrator(s) and other key service providers (other than the independent auditors)) is primarily responsible for the preparation the financial statements of each Fund, and the independent auditors are responsible for auditing those financial statements. Management is also responsible for maintaining appropriate systems for accounting and "internal controls over financial reporting" (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent auditors are primarily responsible for considering such internal controls over financial reporting in connection with their financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee Charter, the Audit Committee is not responsible for planning or conducting and Fund audit or for determining whether a Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

      The Audit Committee has, among other things, specific power and responsibility to: i) oversee its Funds' accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of key service providers; ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent auditor for each Fund prior to the engagement of such independent auditor; iii) pre-approve all audit and non-audit services provided to each Fund by its independent auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee's responsibilities under the Securities Exchange Act of 1934 or applicable rules or listing requirements; and iv) pre-approve all non-audit services provided by a Fund's independent auditor to the Fund's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. Edward J. Boudreau, Jr., William P. Carmichael and William A. Hawkins (Chairman) are member of the Audit Committee. The Audit Committee met 6 times in 2004.

      The primary responsibilities of the Governance Committee include, as set forth in its charter: i) nominating Independent Trustees; ii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of a Fund's investment adviser or sub-adviser or any control affiliate thereof ("Unaffiliated Trustees"), including deferred compensation and retirement policies; and iii) evaluating each Board and its committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. Minor M. Shaw (Chairperson), William A. Hawkins and R. Glenn Hilliard are members of the Governance Committee. The Governance Committee met 6 times in 2004.

      The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Adviser on investment matters, and by acting on behalf of the Board, on an interim basis, on investment issues in non-recurring or extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee assists the Board in connection with issues relating to: the investment policies and procedures adopted for the Portfolios; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Adviser; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. Edward J. Boudreau (Chairman), William P. Carmichael, William A. Hawkins, R. Glenn Hilliard and Minor M. Shaw are members of the Investment Committee. The Investment Committee met 3 times in 2004.

      BOARD COMPENSATION

      Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, and not on a per registered investment company or per fund basis, as follows:


Base Compensation
Base Retainer Fee............................................     $75,000 per year
In-Person Meeting Fee........................................     $7,000 per meeting (paid on a per meeting basis, even if
                                                                  meeting occurs over multiple days)
Telephonic Meeting Fee.......................................     $1,000 per meeting
Audit Committee Meeting Fee..................................     $1,000 per meeting (if not held in connection with a
                                                                  regularly scheduled Board meeting)
Governance Committee Meeting Fee.............................     $1,000 per meeting (if not held in connection with a
                                                                  regularly scheduled Board meeting)
Investment Committee Meeting Fee.............................     $1,000 per meeting (if not held in connection with a
                                                                  regularly scheduled Board meeting)

Additional Compensation

Chairman.....................................................     25% of the combined total of the base retainer fee and all meeting fees
Audit Committee Chairman.....................................     10% of the combined total of the base retainer fee and all meeting fees
Governance Committee Chairman................................     10% of the combined total of the base retainer


                                                                  fee and all meeting fees
Investment Committee Chairman................................     10% of the combined total of the base retainer fee and all meeting fees


           Compensation Table for the Fiscal Year Ended March 31, 2005

                                  Aggregate             Pension or Retirement        Estimated Annual    Total Compensation from the
                                  Compensation from     Benefits Accrued as Part     Benefits Upon       Columbia Funds Complex Paid
Name of Nominee                   the Trust(2)          of Fund Expenses             Retirement          to Directors(3)(4)
Edward J. Boudreau, Jr.            $44,371.07                        n/a                      n/a                     $46,105.44
William P. Carmichael             $115,971.00                        n/a                      n/a                    $159,329.56
Minor Mickel Shaw                  $92,777.33                        n/a                      n/a                    $159,329.56
R. Glenn Hilliard                  $44,371.07                        n/a                      n/a                     $46,105.44
William A. Hawkins                 $44,371.07                        n/a                      n/a                     $46,105.44

      (1) Only Mr. Carmichael and Ms. Shaw were Trustees during the entire period. Messrs. Boudreau, Hawkins and Hilliard were Trustees only from January 1, 2005 through the end of the period.

      (2) All Trustees receive reasonable reimbursements for expenses related to their attendance at meetings of the Board. Except to the extent that William P. Carmichael, as Chairman of the Boards, can be deemed to be an officer of the Trusts, no officer of any Trust receives direct remuneration from such Trust for serving in such capacities.

      (3) Mr. Carmichael received compensation from five investment companies that are deemed to be part of the Columbia Funds "fund complex," as that term is defined under Item 13 of Form N-1A. Mrs. Shaw received compensation from three investment companies deemed to be part of the Columbia Funds complex.

      (4) Total compensation amounts include deferred compensation payable to or accrued for the following Trustees: Edward J. Boudreau, Jr. $23,052.72; William
P. Carmichael $159,329.56; Minor Mickel Shaw $63,732.17; R. Glenn Hilliard $46,105.44 and William A. Hawkins $0.


      COLUMBIA FUNDS DEFERRED COMPENSATION PLAN

      Under the terms of the Columbia Funds Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan"), each Trustee may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the Trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring Trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Distributions from the deferring Trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period up to ten years beginning on the first day of the first calendar quarter following the later of the quarter in which the Trustee attains age 65 or the quarter in which the Trustee terminates service as Trustee of the Funds. The Board, in its sole discretion, may accelerate or extend such payments after a Trustee's termination of service. If a deferring Trustee dies prior to the commencement of the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a lump sum as soon as practicable after the Trustee's death. If a deferring Trustee dies after the commencement of such distribution, but prior to the complete distribution of his deferral account, the balance of the amounts credited to his deferral account will be distributed to his designated beneficiary over the remaining period during which such amounts were distributable to the Trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring Trustees have the status of unsecured creditors of the Trust.

      BENEFICIAL EQUITY OWNERSHIP INFORMATION

      As of the date of this SAI, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

      The table below shows for each Trustee, the amount of Portfolio equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D =
$50,001-$100,000; and E = over $100,000.

       Beneficial Equity Ownership in Portfolios and Columbia Funds Family
                      Calendar Year Ended December 31, 2004


                                                                                    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
NOMINEE                            DOLLAR RANGE OF EQUITY SECURITIES OF A FUND      OF COLUMBIA FUNDS FAMILY
Edward J. Boudreau, Jr.            All Funds - A                                                          A
William P. Carmichael              All Funds - A                                                          E
William A. Hawkins                 All Funds - A                                                          A
R. Glenn Hilliard                  All Funds - A                                                          A
Minor M. Shaw                      Large Cap Enhanced Core Fund - C                                       E
                                   All Other Funds - A

      APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

      A discussion of the factors considered and conclusions reached with regard to the Board's approval the investment advisory for the Funds' is included in the Funds' annual reports to shareholders.

      CODES OF ETHICS

      The Trust, each Adviser and CMD have each adopted a Code of Ethics which contains policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These Codes of Ethics substantially comply in all material respects with Rule 17j-1 under the 1940 Act, which, among other things, provides that the Board must review each Code of Ethics at least annually.

      The Codes of Ethics, among other things, prohibit each access person from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund, or (ii) was being purchased or sold by a Fund. For purposes of the Codes of Ethics, an access person means (i) a director or officer of the Trust, (ii) any employee of the Trust (or any company in a control relationship with the Trust) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by the Trust, and (iii) any natural person in a control relationship with the Trust who obtains information concerning recommendations made to the Trust regarding the purchase or sale of securities. Fund managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to the Trust any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the Codes of Ethics generally require access persons, other than Independent Trustees, to submit reports to the Trust's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The Codes of Ethics for the Trust, the Advisers and CMD are on public file with, and are available from, the SEC.

                      PROXY VOTING POLICIES AND PROCEDURES

      For a copy of the policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Funds, see Appendix D to this SAI. In addition, a description or a copy of the policies and procedures used by each Adviser, on behalf of the Fund(s) it advises, to determine how to vote proxies relating to portfolio securities held by such Fund(s) is also included in Appendix D to the SAI.

      Information regarding how the Funds (except certain Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available by August 31 of this year free of charge by: (1) contacting Columbia Funds at
(800) 345-6611; (2) accessing the Funds' website on the Internet at www.columbiafunds.com and following the appropriate hyperlinks; and (3) on the SEC's website at www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of July 21, 2005, Bank of America, N.A., One Bank of America Plaza, Charlotte, NC 28255, a wholly-owned subsidiary of Bank of America Corporation, may be deemed a "control person" (as that term is defined in the 1940 Act) of those Funds it is deemed to beneficially own greater than 25% of the outstanding shares by virtue of its fiduciary or trust roles. As of July 21, 2005, the Trustees and Officers of the Trust as a group owned less than 1% of each class of shares of each Fund.

      As of July 21, 2005, the name, address and percentage of ownership of each person who may be deemed to be a principal holder (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund's outstanding shares) are shown in Appendix C to this SAI.

                     INVESTMENT ADVISORY AND OTHER SERVICES

      INVESTMENT ADVISER

      CMA (formerly known as Banc of America Capital Management, LLC or BACAP) is the investment adviser to the Funds. CMA also serves as the investment adviser to the portfolios of Nations Separate Account Trust and Columbia Funds Master Investment Trust, registered investment companies that are part of the Columbia Funds Family. CMA is a wholly-owned subsidiary of Bank of America, which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. The principal office of CMA is 100 Federal Street, Boston, MA 02110.

      Marsico Capital is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico Capital was organized in September 1997 as a registered investment adviser and become a wholly owned indirect subsidiary of Bank of America in January 2001. Marsico Capital provides investment management services to other mutual funds and private accounts and, as of December 31, 2004, had approximately $44 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico Capital. Marsico Capital is the investment sub-adviser to: Columbia Marsico Focused Equities Master Portfolio; Columbia Marsico Growth Master Portfolio; Columbia Marsico 21st Century Master Portfolio; Columbia Marsico Mid Cap Growth Fund; Columbia Marsico International Opportunities Master Portfolio; and Columbia Multi-Advisor International Equity Master Portfolio.

      Causeway is co-investment sub-adviser to approximately half of the assets of the Multi-Advisor International Equity Master Portfolio. Causeway is a registered investment adviser with approximately $7.7 billion in assets under management. Causeway has its principal offices at 11111 Santa Monica Boulevard, Suite 1550, Los Angeles, CA 90025.

      PORTFOLIO MANAGERS

      Other Accounts Managed by Portfolio Managers

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that each Fund's portfolio managers managed as of each Fund's fiscal year-end. There are no accounts or assets for which the advisory fee is based on performance.


                             OTHER SEC-REGISTERED OPEN-END        OTHER POOLED INVESTMENT
    PORTFOLIO MANAGER             AND CLOSED-END FUNDS                   VEHICLES                       OTHER ACCOUNTS
                              Number of          Assets          Number of         Assets         Number of         Assets
                               accounts                          accounts                         accounts
     Lori J. Ensinger             8           $3.7 billion           1         $83.6 million        2,053        $2.1 billion
      Jarl Ginsberg               0               N/A                0              N/A              14           $10 million


                             OTHER SEC-REGISTERED OPEN-END        OTHER POOLED INVESTMENT
    PORTFOLIO MANAGER             AND CLOSED-END FUNDS                   VEHICLES                       OTHER ACCOUNTS
                              Number of          Assets          Number of         Assets         Number of         Assets
                               accounts                          accounts                         accounts
     David L. Hoffman             8           $4.4 billion           1         $98.5 million        2,423        $ 2.4 billion
    Vikram J. Kuriyan            11           $6.3 billion          11          $1.0 billion           15        $ 1.4 billion
       Colin Moore                2           $663 million           2          $359 million           57        $ 918 million
     Noah J. Petrucci             8           $4.4 billion           1          $9.8 million        2,409        $ 2.4 billion
      Diane L. Sobin              8           $4.4 billion           1         $98.5 billion        2,414        $ 2.4 billion
   Christian Stadlinger           0               N/A                0              N/A                16        $  10 million
       Tom Marsico(1)            29          $19.3 billion          12          $1.1 billion          171        $17.7 billion
      Jim Gendelman(2)           12           $2.4 billion           0              N/A                2         $ 138 million
      Jim Gendelman(3)           12           $1.9 billion           0              N/A                2         $ 138 million
    Corydon Gilchist(4)           4           $938 million           0              N/A                1         $ 138 million
    Corydon Gilchist(5)           4           $868 million           0              N/A                1         $ 138 million

      (1) "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Marsico Growth Portfolio. One of the "Other Accounts" is a wrap fee platform, which includes 17,420 underlying clients with total assets of approximately $6 billion.

      (2) "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Marsico Multi-Advisor International Equity Master Portfolio.

      (3) "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Marsico International Opportunities Master Portfolio.

      (4) "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Marsico 21st Century Master Portfolio. "Other Accounts" is a wrap fee platform, which includes 720 underlying clients.

      (5) "Other SEC-registered open-end and closed-end funds" represents funds other than Columbia Marsico Mid Cap Growth Master Portfolio. "Other Accounts" is a wrap fee platform, which includes 720 underlying clients.

      There are no accounts or assets for which a portfolio manager's advisory fee is based on performance.

      Ownership of Securities

      The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of each Fund's most recent fiscal year:


                                                                   Dollar Range of Equity Securities in the Fund Beneficially
                       Portfolio Manager                                                      Owned
                        Lori J. Ensinger                                                $50,001-$100,000
                         Jarl Ginsberg                                                     $1-$10,000
                        David L. Hoffman                                                       $0
                       Vikram J. Kuriyan
               Columbia Lifegoal Growth Portfolio                                       $100,001-$500,000
                  Columbia Mid Cap Index Fund                                              $1-$10,000
                 Columbia Small Cap Index Fund                                             $1-$10,000
                          Colin Moore                                                   $100,001-$500,000
                        Noah J. Petrucci                                                       $0
                      Christian Stadlinger                                             $500,001-$1,000,000
                          Tom Marsico                                                          $0
                         Jim Gendelman                                                         $0
                        Corydon Gilchist                                                       $0

      Compensation

      As of the Fund's most recent fiscal year end, the portfolio managers received all of their compensation from the Adviser and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Adviser generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmarks and peer groups noted below, emphasizing each manager's three- and five-year performance. The Adviser may also consider a portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.


PORTFOLIO MANAGER               PERFORMANCE BENCHMARK                         PEER GROUP
Lori J. Ensinger                Russell 1000 Value Index                      Morningstar Large Value Category
                                Russell Mid Cap Value Index                   Morningstar Mid Value Category
Jarl Ginsberg                   Russell 2000 Value Index                      Morningstar Small Value Category
David L. Hoffman                Russell 1000 Value Index                      Morningstar Large Value Category
                                Russell Mid Cap Value Index                   Morningstar Mid Value Category
Vikram J. Kuriyan               Russell 1000 Index                            Morningstar Moderate Allocation Category
                                                                              Morningstar Conservative Allocation Category,
                                                                              Morningstar Large Blend Category, and Morningstar
                                S&P 500 Index                                 Moderate Allocation Category
                                                                              Morningstar Conservative Allocation Category and
                                Lehman Brothers U.S. Aggregate Index          Morningstar Moderate Allocation Category
                                S&P MidCap 400 Index                          Morningstar Mid Blend Category
                                S&P SmallCap 600 Index                        Morningstar Small Blend Category
Colin Moore                     S&P 500 Index                                 Morningstar Large Blend Category
Noah J. Petrucci                Russell 1000 Value Index                      Morningstar Large Value Category
                                Russell Mid Cap Value Index                   Morningstar Mid Value Category
Diane L. Sobin                  Russell 1000 Value Index                      Morningstar Large Value Category
                                Russell Mid Cap Value Index                   Morningstar Mid Value Category
Christian Stadlinger            Russell 2000 Value Index                      Morningstar Small Value Category

      The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Adviser's profitability for the year, which is influenced by assets under management.

Marsico Capital

      Marsico Capital's portfolio managers are generally subject to the compensation structure applicable to all Marsico Capital employees. As such, each Marsico Capital portfolio manager's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico Capital's overall profitability for the period, and (2) individual achievement and contribution.

      Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marsico Capital.

         Although Marsico Capital may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long term time horizon for managing portfolios, Marsico Capital seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico Capital's Investment Team, contributions to Marsico Capital's overall investment performance, discrete securities analysis, and other factors.

         In addition to his salary and bonus, each Marsico Capital portfolio manager may participate in other Marsico Capital benefits to the same extent and on the same basis as other Marsico Capital employees.

         Potential Conflicts of Interests

CMA

         Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which CMA believes are faced by investment professionals at most major financial firms. CMA and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

         - The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

         - The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

         - The trading of other accounts could be used to benefit higher-fee accounts (front- running).

         - The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

         Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, CMA's investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

         A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, CMA's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

         "Cross trades," in which one CMA account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. CMA and the Funds' Trustees have adopted compliance procedures that provide that any transactions between the Funds and another CMA-advised account are to be made at an independent current market price, as required by law.

         Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

         A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

         A Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

         CMA or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

         A Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at CMA, including each Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by CMA and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

Marsico Capital

         Portfolio managers at Marsico Capital typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

         Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico Capital often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico Capital's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico Capital's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, Marsico Capital has adopted policies and procedures for allocating such transactions across multiple accounts. Marsico Capital's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico Capital's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

         As discussed above, Marsico Capital has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marsico Capital monitors a variety of areas, including compliance with primary Portfolio guidelines, the allocation of securities, and compliance with its Code of Ethics.

         INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

         Pursuant to the terms of the Trust's Investment Advisory Agreement, CMA, as investment adviser to the Funds, is responsible for the overall management and supervision of the investment management of each Fund and individually selects and manages the investments of the Funds for which no sub-adviser is employed. For those Funds that do have investment sub-advisers, pursuant to the terms of the Trust's respective Investment Sub-Advisory Agreements, Causeway and/or Marsico Capital select and manage the respective investments of the Funds for which they serve as sub-adviser. Each Adviser performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund. The Investment Advisory Agreement and Investment Sub-Advisory Agreements are sometimes referred to as the "Advisory Agreements."

         The Advisory Agreements generally provide that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of an Adviser's obligations or duties thereunder, or any of its respective officers, directors, employees or agents, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         Each Advisory Agreement became effective with respect to a Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Advisory Agreement is specifically approved at least annually by the Trust's Board, including its Independent Trustees. The respective Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by CMA on 60 days' written notice.

         The Funds pay CMA an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreements. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. For those Funds that have investment sub-advisers, CMA, in turn, from these fees it receives, pays investment sub-advisers for the services they provide to each Fund based on the percentage of the average daily net assets of each Fund, as set forth in the Investment Sub-Advisory Agreements.

         CMA also may pay amounts from its own assets to CMD or to selling or servicing agents for services they provide. The investment advisory agreements and the investment sub-advisory agreements for the Master Portfolios are generally similar to the Advisory Agreements.

         EXPENSE LIMITATIONS

         CMA and/or CMD has committed to: (i) waive investment advisory fees and/or administration fees payable to it; and (ii) limit certain Fund level expenses to the extent necessary to maintain the expense ratios (through fee waivers or expense reimbursements) reflected in the schedules below.

COLUMBIA FUNDS CONTRACTUAL ADVISORY/ADMINISTRATION FEE WAIVERS
PERIOD FROM AUGUST 1, 2005, TO JULY 31, 2006

                                         ADVISORY       ADMINISTRATION
     EQUITY FUNDS                         WAIVERS          WAIVERS
     ------------                         -------          -------
     Columbia Large Cap Value               (1)              (1)

(1) CMA shall waive a specified portion (0.04% of net assets) of the administration fees payable to it under the Administration Agreement on assets up to $500 million. Fees will not be waived on assets in excess of $500 million. Commencing upon the consummation of the reorganization of Columbia Growth and Income Fund into Columbia Large Cap Value Fund, in addition to such waiver, CMA shall waive administration fees payable to it under the Administration Agreement and/or CMA shall waive advisory fees payable to it under the Investment Advisory Agreement to the extent necessary to ensure that the combined total of such fees does not exceed the following fee schedule:

         0.77% up to $500 million
         0.72% in excess of $500 million and up to $1 billion 0.60% in excess of $1 billion and up to $1.5 billion 0.60% in excess of $1.5 billion and up to $3 billion 0.60% in excess of $3 billion and up to $6 billion 0.58% in excess of $6 billion


COLUMBIA FUNDS
EXPENSE COMMITMENTS ESTABLISHED AT OVERALL FUND LEVEL
PERIOD FROM AUGUST 1, 2005, TO JULY 31, 2006

                                                FUND LEVEL EXPENSE COMMITMENT *
                                                -----------------------------
EQUITY INDEX FUNDS
Columbia Large Cap Enhanced Core**                        0.50%

EQUITY FUNDS
Columbia Mid Cap Value**                                  1.25%
Columbia Small Cap Value II**                             1.30%

INTERNATIONAL FUNDS
Columbia Marsico International Opportunities              1.50%

* Waivers of CMA advisory and/or administration fees and/or other expense reimbursements will result in the listed fund level expense commitments (excluding 12b-1 distribution/shareholder servicing/shareholder administration fees and the Board approved class specific account expense relating to R Shares).

** CMA and CMD are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment then in effect.

         ADVISORY FEES PAID

         CMA (formerly known as BACAP) received fees from the Funds for its services as reflected in the following chart, which shows the net advisory fees paid to CMA, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 2005.

                                                  Net                Amount           Reimbursed          Other
                                              Amount Paid            Waived           by Adviser     Reimbursements*
                                              -----------            ------           ----------     --------------
INTERNATIONAL/GLOBAL STOCK FUNDS
Multi-Advisor International Equity Fund(a)       7,886,345          579,256                 0                 0
Marsico International Opportunities Fund(a)      6,149,883               0                  0                 0

STOCK FUNDS
Marsico 21st Century Fund(a)                     1,729,384               0                  0                 0
Marsico Growth Fund(a)                          11,838,790               0                  0                 0
Mid Cap Value Fund                               3,472,030               0                  0                 0
Small Cap Value Fund II                          1,436,112               0             21,754                 0
Large Cap Value Fund                             9,382,253         488,522                  0                 0

INDEX FUNDS
Large Cap Enhanced Core Fund                     1,094,271               0            640,524                 0

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio               1,567,442               0                  0                 0
LifeGoal Growth Portfolio                          807,668               0                  0                 0
LifeGoal Income and Growth Portfolio               487,143               0                  0                 0

(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which may include one or more additional feeder funds.

* These fees were reimbursed by BACAP in connection with a commitment by Bank of America to return certain fees to any Fund that was the subject of a market timing agreement, irrespective or not as to whether or not there was an independent determination of any negative impact to any Fund shareholders.

         CMA received fees from the Funds for its services as reflected in the following chart, which shows the net advisory fees paid to CMA, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 2004.

                                                       Net            Amount         Reimbursed         Other
                                                   Amount Paid        Waived         by Adviser    Reimbursements*
                                                   -----------        ------         ----------    --------------
INTERNATIONAL/GLOBAL STOCK FUNDS
Multi-Advisor International Equity Fund(a)          6,441,131              0                0            66,200
Marsico International Opportunities Fund(a)         2,182,616              0                0                 0

STOCK FUNDS
Marsico 21st Century Fund(a)                          725,971              0                0                 0
Marsico Growth Fund(a)                              7,205,480              0                0                 0
Mid Cap Value Fund                                  3,038,158              0                0                 0
Small Cap Value Fund II                             1,100,222              0                0           130,000
Large Cap Value Fund                                6,814,548        173,121                0             3,100

INDEX FUNDS
Large Cap Enhanced Core Fund                          412,552        581,572                0               200

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                  1,104,691              0                0                 0
LifeGoal Growth Portfolio                             510,775              0                0                 0
LifeGoal Income and Growth Portfolio                  360,992              0                0                 0

(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which may include one or more additional feeder funds.

(b) There are no amounts shown for this Fund because it had not yet completed a full fiscal year.

* These fees were reimbursed by BACAP in connection with a commitment by Bank of America to return certain fees to any Fund that was the subject of a market timing agreement, irrespective or not as to whether or not there was an independent determination of any negative impact to any Fund shareholders.


         As of January 1, 2003, CMA replaced BA Advisors as investment adviser to the Funds. Prior to January 1, 2003, BA Advisors served as investment adviser to the Funds. Accordingly, the advisory fees paid by the Funds for the fiscal year ended March 31, 2003 as shown below, were paid to CMA for the period between January 1, 2003 and March 31, 2003 and to BA Advisors for the period April 1, 2002 and December 31, 2002.

                                                       Net            Amount      Reimbursed
                                                   Amount Paid        Waived      by Adviser
                                                   -----------        ------      ----------
INTERNATIONAL STOCK FUNDS
Multi-Advisor International Equity Fund(a)          4,400,702              0              0
Marsico International Opportunities Fund(a)           306,406              0              0

STOCK FUNDS
Marsico 21st Century Fund(a)                          412,447              0              0
Marsico Growth Fund(a)                              3,934,953              0              0
Mid Cap Value Fund                                  1,537,290              0              0
Small Cap Value Fund II*                                    0              0            n/a
Large Cap Value Fund                                5,592,028              0              0

INDEX FUNDS
Large Cap Enhanced Core Fund                          178,933        546,109              0

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                    633,087              0              0
LifeGoal Growth Portfolio                             293,777              0              0
LifeGoal Income and Growth Portfolio                  157,617              0              0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year.

(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which may include one or more additional feeder funds.

         SUB-ADVISORY FEE RATES

         The maximum advisory fee rate payable by a Fund, along with the actual advisory fee rate (after taking into account any waivers) paid by a Fund last fiscal year, are shown in the Funds' prospectuses. CMA, from the fees that it receives, pays the Funds' investment sub-advisers. The rates at which the various investment sub-advisers are paid as follows:

                                                   Sub-Advisory Fee
                                                        Rate
                                                        ----
INTERNATIONAL/GLOBAL STOCK FUNDS (SUB-ADVISER)
Multi-Advisor International Equity Master
Portfolio
         (Marsico Capital)                             0.450%
         (Causeway)*                                   0.430%

* Became sub-adviser effective May 11, 2004.

         SUB-ADVISORY FEES PAID

         The Funds' investment sub-advisers (or their predecessors) received sub-advisory fees from CMA or its predecessor -- BA Advisors -- for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 2005. Sub-advisory fees paid to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to Marsico Capital (except for the Multi-Advisor International Equity Master Portfolio) are not shown separately.

                                                       Net           Amount        Reimbursed
                                                   Amount Paid       Waived        by Adviser
                                                   -----------       ------        ----------
INTERNATIONAL/GLOBAL STOCK FUNDS (SUB-ADVISER)
Multi-Advisor International Equity Master
Portfolio(a)
         (INVESCO)**                                  176,026            0               0
         (Marsico Capital)                          2,243,262            0               0
         (Putnam)**                                         0            0               0
         (Causeway)*                                2,033,622            0               0

         (a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         * Became sub-adviser effective May 11, 2004.

         ** Sub-advisory agreement terminated as of May 10, 2004.

         The Funds' investment sub-advisers (or their predecessors) received sub-advisory fees from CMA or its predecessor -- BA Advisors -- for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 2004. Sub-advisory fees paid to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to Marsico Capital (except for the Multi-Advisor International Equity Master Portfolio) are not shown separately.

                                                       Net            Amount        Reimbursed
                                                   Amount Paid        Waived        by Adviser
                                                   -----------        ------        ----------
INTERNATIONAL/GLOBAL STOCK FUNDS (SUB-ADVISER)
Multi-Advisor International Equity Master
Portfolio(a)
         (INVESCO)**                               $1,421,151              0                0
         (Marsico Capital)                                n/a            n/a              n/a
         (Putnam)**                                $1,420,486              0                0
         (Causeway)*                                      n/a            n/a              n/a

         (a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         * Became sub-adviser effective May 11, 2004.

         ** Sub-advisory agreement terminated as of May 10, 2004.

         The Funds' investment sub-advisers (or their predecessors) received sub-advisory fees from CMA or its predecessor -- BA Advisors -- for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 2003. Sub-advisory fees paid to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to Marsico Capital are not shown separately.

                                                       Net           Amount        Reimbursed
                                                   Amount Paid       Waived        by Adviser
                                                   -----------       ------        ----------
INTERNATIONAL/GLOBAL STOCK FUNDS (SUB-ADVISER)
Multi-Advisor International Equity Master
Portfolio(a)
         (INVESCO)                                  1,062,928             0                0
         (Marsico Capital)                                n/a           n/a              n/a
         (Putnam)                                   1,079,533             0                0

         (a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         ADMINISTRATOR

         ADMINISTRATOR

         CMA is the administrator of the Columbia Funds. The Administrator serves under an Administration Agreement which provides that the Administrator may receive fees as compensation for its services, which are computed daily and paid monthly, at the annual rates shown in the Funds' prospectuses. Each percentage amount is of the average daily net assets of a Fund. CMA also may pay amounts from its own assets to selling or servicing agents for services they provide.

         Pursuant to the Administration Agreement, CMA has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to the Trust, (iii) furnish corporate secretarial services to the Trust, including coordinating the preparation and distribution of materials for Board meetings, (iv) coordinate the provision of legal advice to the Trust with respect to regulatory matters, (v) coordinate the preparation of reports to each Fund's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinate the provision of services to the Trust by the Transfer Agent, Sub-Transfer Agent and the Custodian, and (vii) generally assist in all aspects of the Trust's operations, (viii) provide accounting and bookkeeping services for the Funds, (ix) compute each Fund's net asset value and net income, (x) accumulate information required for the Trust's reports to shareholders and the SEC, (xi) prepare and file the Trust's federal and state tax returns, (xii) perform monthly compliance testing for the Trust, and (xiii) prepare and furnish the Trust monthly broker security transaction summaries and transaction listings and performance information.

         The Administration Agreement may be terminated by a vote of a majority of the Trustees or by CMA, on 60 days' written notice without penalty. The Administration Agreement is not assignable without the written consent of the other party. Furthermore, the Administration Agreement provides that CMA shall not be liable to the Funds or to their shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of either CMA.

         ADMINISTRATION FEES PAID

         The table set forth below states the net administration fees paid to BACAP Distributors (the Funds' former administrator) for each Fund's fiscal year ended March 31, 2005.

                                                       Net
                                                 Administration
                                                      Fees
                                                  Paid to BACAP
                                                  Distributors
                                                   by the Fund
                                                   -----------
INTERNATIONAL/GLOBAL STOCK FUNDS
Multi-Advisor International Equity Fund(a)          1,511,804
Marsico International Opportunities Fund(a)         1,256,432

DOMESTIC STOCK FUNDS
Marsico 21st Century Fund(a)                          380,702
Marsico Growth Fund(a)                              1,353,511
Mid Cap Value Fund                                    825,158
Small Cap Value Fund II                               265,042
Large Cap Value Fund                                2,573,437

INDEX FUNDS
Large Cap Enhanced Core Fund                          436,265

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                          0
LifeGoal Growth Portfolio                                   0
LifeGoal Income and Growth Portfolio                        0

(a)The Administration fees and Sub-Administration fees are paid at both the Master and Feeder level; amounts shown above include only the portion paid at the Feeder Fund level.

         The table set forth below states the net administration fees paid to BACAP Distributors (the Funds' former administrator) for each Fund's fiscal year ended March 31, 2004.

                                                     Net
                                               Administration
                                                    Fees
                                                Paid to BACAP
                                                Distributors
                                                 by the Fund
                                                 -----------
INTERNATIONAL/GLOBAL STOCK FUNDS
Multi-Advisor International Equity Fund(a)        1,317,554

                                                     Net
                                               Administration
                                                    Fees
                                                Paid to BACAP
                                                Distributors
                                                 by the Fund
                                                 -----------
Marsico International Opportunities Fund(a)         436,142

DOMESTIC STOCK FUNDS
Marsico 21st Century Fund(a)                        164,345
Marsico Growth Fund(a)                              743,367
Mid Cap Value Fund                                  736,981
Small Cap Value Fund II                             153,452
Large Cap Value Fund                              1,628,081

INDEX FUNDS
Large Cap Enhanced Core Fund                        434,806

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                        0
LifeGoal Growth Portfolio                                 0
LifeGoal Income and Growth Portfolio                      0

         Prior to January 1, 2003, Stephens and BACAP Distributors (formerly BA Advisors) served as co-administrators. Accordingly, the co-administration fees paid by the Funds as shown below, were paid to BACAP Distributors and Stephens.

         The table set forth below states the net co-administration fees paid to BACAP Distributors (as sole administrator for the period January 1, 2003 through March 31, 2003, and as co-administrator for the period from April 1, 2002 through December 31, 2002) and Stephens (as co-administrator for the period from April 1, 2002 through December 31, 2002).

                                                       Net
                                                 Administration
                                                      Fees                 Net
                                                  Paid to BACAP    Administration Fees
                                                  Distributors     Paid to Stephens by
                                                   by the Fund         by the Fund
                                                   -----------         -----------
INTERNATIONAL/GLOBAL STOCK FUNDS
Multi-Advisor International Equity Fund(a)            404,704           189,443
Marsico International Opportunities Fund(a)          (92,823)             8,822

DOMESTIC STOCK FUNDS
Marsico 21st Century Fund(a)                           12,767            25,618
Marsico Growth Fund(a)                                139,856           248,020
Mid Cap Value Fund                                    269,401            90,120
Small Cap Value Fund II*                                  n/a               n/a
Large Cap Value Fund                                  692,582           280,037

INDEX FUNDS
Large Cap Enhanced Core Fund                          227,654            89,674

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                          0                 0
LifeGoal Growth Portfolio                                   0                 0
LifeGoal Income and Growth Portfolio                        0                 0

*There are no amounts shown for this Fund because it had not yet completed a full fiscal year.
(a) A certain amount of Co-Administration fees and Sub-Administration fees are also paid at the Master Portfolio level.

         12B-1 PLANS

         The Trust has adopted a Rule 12b-1, or distribution plan, for the Class R Shares of the Funds.

         The Class R Distribution Plan provides that a Fund may reimburse distribution-related expenses of the Distributor for Class R Shares up to 0.50% (on an annualized basis) of the Funds' Class Shares average daily net asset value.

         Expenses incurred by the Distributor pursuant to the Class R Distribution Plan in any given year may exceed the sum of the fees received under the Class R Distribution Plan. Any such excess may be recovered by the Distributor in future years so long as the Class R Distribution Plan is in effect. If the Class R Distribution Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund.

         The Funds participate in joint distribution activities with other Funds in the Columbia Funds Family. The fees paid under the Class R Distribution Plan adopted by a Fund may be used to finance the distribution of the Class R Shares of other Funds in the Columbia Funds Family. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

         Because Class R Shares is a new share class, no payments have yet been made under the Class R Distribution Plan.

EXPENSES

         The Distributor and Administrator furnish, without additional cost to the Trust, the services of certain officers of the Trust and such other personnel (other than the personnel of an Adviser) as are required for the proper conduct of the Trust's affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Trust's shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Trust.

         The Trust pays or causes to be paid all other expenses of the Trust, including, without limitation: the fees of the Adviser, the Distributor, Administrator and Sub-Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of its cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Trust; brokerage commissions chargeable to the Trust in connection with Fund securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Trust to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its Funds' shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information of the Trust (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Trust's shareholders; all expenses of shareholders' and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Trust's shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operation unless otherwise explicitly assumed by the Adviser), the Administrator or Sub-Administrator.

         Expenses of the Trust which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

         OTHER SERVICE PROVIDERS

         TRANSFER AGENTS AND CUSTODIAN

         CMSI is located at One Financial Center, Boston, Massachusetts 02110., and acts as Transfer Agent for each Fund's shares. Under the Transfer Agency Agreement, the Transfer Agent maintains shareholder account records for the Trust, handles certain communications between shareholders and the Trust, makes distributions payable by the Trust to shareholders and produces statements with respect to account activity for the Trust and its shareholders for these services. The Transfer Agent receives a monthly fee computed based on a cost plus model and is reimbursed for out-of-pocket expenses.

         State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston Massachusetts, 02111-2900. serves as Custodian for the Funds' assets. As Custodian, it maintains the Funds' securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all distributions made on securities owned by such Funds.

         With respect to foreign custody activities, the SEC has amended Rule 17f-5 under the 1940 Act and adopted Rule 17f-7 to permit the Board to delegate certain foreign custody matters to foreign custody managers and to modify the criteria applied in the selection process. Accordingly, State Street serves as Foreign Custody Manager, pursuant to a Foreign Custody Manager Agreement, under which the Board retains the responsibility for selecting foreign compulsory depositories, although State Street agrees to make certain findings with respect to such depositories and to monitor such depositories. The Board has delegated the responsibility for selecting foreign compulsory depositories to BACAP.

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Funds issue unaudited financial information semi-annually and audited financial statements annually. The annual financial statements for the Funds' fiscal year ended March 31, 2005 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, as the Trust's independent registered public accounting firm to audit the Funds' financial statements and review their tax returns for the fiscal year ended March 31, 2005. The Funds' Annual Reports for the fiscal period ended March 31, 2005 are incorporated herein by reference into this SAI.

         COUNSEL

         Morrison & Foerster LLP serves as legal counsel to the Trust. Its address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         GENERAL BROKERAGE POLICY, BROKERAGE TRANSACTIONS AND BROKER SELECTION

         Subject to policies established by the Board, the Adviser (which in this context refers to the investment sub-adviser(s) who make the day-to-day decisions for a Fund) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund's securities transactions, and for the allocation of brokerage in connection with such transactions. The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         The Funds are affiliated with the NYSE specialist firm Fleet Specialist, Inc. In order to ensure that markets are fair, orderly and competitive, NYSE specialist firms are responsible for maintaining a liquid and continuous two-sided auction market by acting as both an agent and a principal. Specialists are entrusted to hold the interest of customer orders above the specialist's own interest and will buy and sell securities as principal when such transactions are necessary to minimize imbalances between supply and demand. Fleet Specialist may make a market in certain securities held by the Funds.

         In placing orders for portfolio securities of a Fund, the Adviser gives primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instant and other transactions, and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Adviser's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research is useful to the Adviser since, in certain instances, the broker/dealers utilized by the Adviser may follow a different universe of securities issuers and other matters than the Adviser's staff can follow. In addition, this research provides the Adviser with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Adviser. Research services which are provided to the Adviser by broker/dealers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Adviser is of the opinion that because the broker/dealer research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have purchased any such research services had such services not been provided by broker/dealers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Adviser with clients other than the Funds. Similarly, any research services received by the Adviser through the placement of transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Adviser's investment advice. The advisory fees paid by the Trust are not reduced because the Adviser receives such services.

         Under Section 28(e) of the 1934 Act, the Adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided...viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker/dealer provide an adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Funds.

         Commission rates are established pursuant to negotiations with the broker/dealers based on the quality and quantity of execution services provided by the broker/dealer in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

         In certain instances there may be securities which are suitable for more than one Fund as well as for one or more of the other clients of the Adviser. Investment decisions for each Fund and for the Adviser's other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned.

         The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

         The Trust will not execute portfolio transactions through, or purchase or sell portfolio securities from or to, the Distributor, the Adviser, the Administrator, the Administrator or its affiliates, acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. In addition, the Trust will not give preference to Bank of America or any of its affiliates, with respect to such transactions or securities. However, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions which are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, a Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that each Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (a) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (b) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (c) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

         Certain affiliates of Bank of America Corporation, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds purchased by certain of the Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of municipal securities. Under certain circumstances, the Funds may purchase municipal securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to the Rule.

         Particularly given the breadth of the Adviser's investment management activities, investment decisions for each Fund are not always made independently from those for the other Funds, or other investment companies and accounts advised or managed by the Adviser. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company, or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each Fund and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment portfolios, investment companies, or accounts in executing transactions.

         AGGREGATE BROKERAGE COMMISSIONS

                                              Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
                                               March 31, 2005       March 31, 2004      March 31, 2003
INTERNATIONAL/GLOBAL STOCK FUNDS
Multi-Advisor International Equity Fund(a)         4,413,519           3,112,943
                                                                                           2,684,621
Marsico International Opportunities Fund(a)        6,260,063           2,169,189             566,307

STOCK FUNDS
Marsico 21st Century Fund(a)                         924,414             624,850             557,962
Marsico Growth Fund(a)                             2,913,964           2,453,050           1,624,464
Mid Cap Value Fund                                 1,030,900           1,507,165           1,250,502
Small Cap Value Fund II                              600,605           1,034,932             511,536
Large Cap Value Fund                               2,643,850           2,672,518           1,611,629

INDEX FUNDS
Large Cap Enhanced Core Fund                         509,507             811,723           1,029,278

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                        0                   0                    0
LifeGoal Growth Portfolio                                 0                   0                    0
LifeGoal Income and Growth Portfolio                      0                   0                    0

(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         BROKERAGE COMMISSIONS PAID TO AFFILIATES

         In certain instances the Funds may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions are done in compliance with Rule 17e-1 under the 1940 Act.

         The following Funds (or their Master Portfolios) have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended March 31, 2005 as follows:

                                                                                             Percentage of Fund's
                                                                                              Aggregate Brokerage
                                 Affiliated Broker/Dealer        Aggregate Brokerage           Commission Paid to
             Fund                 (relationship to Fund)             Commission            Affiliated Broker/Dealer
             ----                 ----------------------             ----------            ------------------------
Mid Cap Value Fund              Banc of America Securities LLC           $7,915                        0.77%
                                (a securities underwriting
                                affiliate of Bank of
                                America Corporation)

Large Cap Value Fund            Same                                      4,670                        0.18%

         The following Funds (or their Master Portfolios) have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended March 31, 2005 as follows:

                                                                                       Percentage of Fund's
                                                                                        Aggregate Brokerage
                                 Affiliated Broker/Dealer    Aggregate Brokerage        Commission Paid to
             Fund                 (relationship to Fund)          Commission         Affiliated Broker/Dealer
             ----                 ----------------------          ----------         ------------------------
Mid Cap Value Fund               Same                               131,180                     8.70%
Small Cap Value Fund II          Same                                69,620                     6.73%
Large Cap Value Fund             Same                               195,110                     7.30%

         The following Funds (or their Master Portfolios) have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended March 31, 2003 as follows:

                                                                                             Percentage of Fund's
                                                                                              Aggregate Brokerage
                                 Affiliated Broker/Dealer       Aggregate Brokerage           Commission Paid to
             Fund                 (relationship to Fund)             Commission            Affiliated Broker/Dealer
             ----                 ----------------------             ----------            ------------------------
Marsico 21st Century Fund         Same                                 12,925                       2.32%
Marsico Growth Fund               Same                                 32,661                       2.01%
Mid Cap Value Fund                Same                                132,740                      10.61%
Small Cap Value Fund II           Same                                 34,042                       6.65%
Large Cap Value Fund              Same                                 89,630                       5.56%

         No other Funds paid brokerage fees during the fiscal years ended March 31, 2005, 2004 and 2003.

         DIRECTED BROKERAGE

         A Fund or the Adviser, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Fund's brokerage transactions to a broker/dealer because of the research services it provides the Fund or the Adviser. During the fiscal year ended March 31, 2005, the Funds directed brokerage transactions in this manner as follows:

                                                    Amount of           Related
                                                 Transaction(s)      Commission(s)
INTERNATIONAL/GLOBAL STOCK FUNDS
Multi-Advisor International Equity Fund(a)          5,575,795            16,716
Marsico International Opportunities Fund(a)         9,379,167            27,807

STOCK FUNDS
Marsico 21st Century Fund(a)                        7,120,106             6,726
Marsico Growth Fund(a)                            131,899,540           134,041
Mid Cap Value Fund                                568,480,088           907,381
Small Cap Value Fund II(a)                        194,341,870           510,703
Large Cap Value Fund                            1,577,050,025         2,320,912

INDEX FUNDS
Large Cap Enhanced Core Fund                       14,370,093           303,933

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                          0                 0
LifeGoal Growth Portfolio                                   0                 0
LifeGoal Income and Growth Portfolio                        0                 0

(a) Because this Feeder Fund's advisory fees are paid at the Master Portfolio level, amounts shown are for its Master Portfolio, which include one or more additional feeder funds.

         SECURITIES OF REGULAR BROKER/DEALERS

         In certain cases, the Funds as part of their principal investment strategy, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Adviser uses to transact brokerage for the Columbia Funds Family. As of March 31, 2005 the Funds owned securities of its "regular brokers or dealers" or their parents, as defined in Rule 10b-1 of the 1940 Act, as follows:

                                                                                                 DOLLAR AMOUNT OF
FUND                                                              BROKER/DEALER                  SECURITIES HELD
----                                                              -------------                  ---------------
Columbia Large Cap Value Fund                                     Merrill Lynch & Company Inc.     $40,387,000
                                                                  Goldman Sachs Group LLC           22,427,000
                                                                  JP Morgan Chase & Company         17,013,000
-----------------------------------------------------------------------------------------------------------------
Columbia Large Cap Enhanced Core                                  Bear Stearns                         979,000
                                                                  Citigroup Global Markets           6,876,000
                                                                  Goldman Sachs Group LLC            2,046,000
                                                                  Lehman Brothers Holdings Inc.      1,328,000
                                                                  Merrill Lynch & Company Inc.       1,789,000
                                                                  Morgan Stanley                     2,101,000
-----------------------------------------------------------------------------------------------------------------
Columbia Marsico International Opportunities Master Portfolio     UBS Securities LLC                52,363,000
-----------------------------------------------------------------------------------------------------------------
Columbia Marsico Growth Master Portfolio                          Goldman Sachs Group               48,906,000
                                                                  Citigroup Global Markets          36,637,000
-----------------------------------------------------------------------------------------------------------------
Columbia Multi-Advisor International Equity Master Portfolio      UBS Securities LLC                29,101,000

            MONIES PAID BY THE FUNDS TO INTERMEDIARIES FOR SERVICES THAT TYPICALLY WOULD BE PROVIDED BY THE FUNDS' TRANSFER AGENT

            The Funds may pay significant amounts to third party intermediaries, including Selling or Servicing Agents, or their affiliates, for providing the types of services that would typically be provided directly by the Funds' transfer agent. The level of payments made to any intermediary at any given time may vary. A number of factors may be considered in determining payments to an intermediary, including, without limitation, the nature of the services provided (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information, the transmission of shareholder mailings, the generation and transmission of account statements and confirmations, the provision of call center support and/or tax reporting) and the degree to which the services provided may or may not be duplicative of the services provided by the transfer agent.

            To the Trust's knowledge, as of August 1, 2005, the Trust made payments to the following intermediaries, or their affiliates:

            Merrill Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc., UBS Financial Services, Inc., ADP, Inc., Charles Schwab & Co., Inc., Pershing, Legg Mason Wood Walker, Inc., Sungard Institutional Brokerage, Inc., Raymond James & Associates, J.P. Morgan, Diversified Investment Adviser, Lincoln Financial Group, Edward Jones, RBC Dain Rauscher, Inc., Robert Baird & Co., Stifel Nicolaus & Co., Inc, Linsco/Private Ledger Corp., Citigroup Global Markets, Inc., Franklin Templeton Investments, and Wilmington Trust Company.

            The Trust may enter into similar arrangements with other intermediaries or their affiliates from time to time. Therefore, the preceding list may be subject to change.

            MONIES PAID BY THE ADVISER, THE DISTRIBUTOR OR THEIR AFFILIATES TO SELLING AND SERVICING AGENTS

            The Adviser, the Distributor or their affiliates may from time to time pay significant amounts to Selling or Servicing Agents, or their affiliates, in connection with the servicing of Fund shares or customer accounts. These services could include, but are not limited to: establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; and processing and mailing monthly statements, prospectuses, shareholder reports and other SEC required communications.

            The Adviser, the Distributor or their affiliates also may from time to time pay significant amounts to select Selling or Servicing Agents, or their affiliates, as compensation for providing the Funds with a higher profile for agents' financial consultants and their customers; placing the Funds on the agents' preferred or recommended list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments; granting the Distributor access to the agents' financial consultants in order to promote the Funds; promoting the Funds in communications with the agents' customers; providing assistance in training and education of the agents' personnel; and generally furnishing marketing support for the sale of Fund shares.

            The amount of any payment made to a Selling or Servicing Agent varies. A number of factors may be considered in determining payments to a Selling or Servicing Agent, including, without limitation, asset mix and length of the relationship with the agent, the size of the shareholder/customer base of the agent, the manner in which customers of the agent may make investments in the Funds, the nature and scope of services offered by the agent, the costs incurred by the agent in connection with maintaining the infrastructure that is necessary or desirable to support investments in the Funds and the efforts of the agent to educate or arrange for the education of its personnel about the Funds.

            To the Trust's knowledge, as of August 1, 2005, the Adviser, the Distributor or their affiliates made payments to the following Selling Agents or Servicing Agents, or their affiliates:

            Bank of America, N.A., Banc of America Investment Services, Inc., Banc of America Securities, LLC, Merrill Lynch Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc., Fidelity, Charles Schwab & Co. Inc., UBS Financial Services, Inc., Citigroup Global Markets, Inc., Raymond James & Associates, AIG Advisors Group (Advantage Capital Corp., Financial Services Corp., Royal Alliance Associates, Sentra/Spelman & Companies, and Sun America Securities), Legg Mason Wood Walker, Inc., Prudential Securities Inc., RBC Dain Rauscher, Inc., Janney Montgomery Scott LLC, Silicon Valley Bank, Bank of New York, Bear Stearns & Company, Inc., Chicago Mercantile Exchange, US Bank Trust, BMO Nesbitt Burns Corp., SEI Investments Distribution Company, Goldman Sachs & Co., Sungard Institutional Brokerage, Inc., Wells Fargo Bank, N.A., Summit Bank, Brown Brothers Harriman & Co., Financial Oxygen, Inc., Money Market One, Ferris Baker Watts, Harris Corporation and Mellon Financial Services

            The Adviser, the Distributor or their affiliates may enter into similar arrangements with other Selling Agents, Servicing Agents or their affiliates from time to time. Therefore, the preceding list may be subject to change.

            Certain of the preceding information is provided in order to satisfy certain requirements of Rule 10b-10 under the 1934 Act, which provides that a broker-dealer must provide information to customers regarding any remuneration that it receives in connection with a sales transaction.

                                  CAPITAL STOCK

            DESCRIPTION OF THE TRUST'S SHARES

      This SAI related to the offering of:  Class R Shares

            ABOUT THE TRUST'S CAPITAL STOCK

            The Trust's Amended and Restated Declaration of Trust permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

            Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of the Fund's shares, other than the possible future termination of the Fund. The Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected Fund. Unless terminated by reorganization or liquidation, the Fund will continue indefinitely.

            Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

            Dividend Rights. The shareholders of a Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of such Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

            Voting Rights. Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant.

            With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in the Fund's fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory Agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

            Liquidation Rights. In the event of the liquidation or dissolution of the Trust or a Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

            Preemptive Rights. There are no preemptive rights associated with Fund shares.

            Conversion Rights. Shareholders have the right, which is subject to change by the Board, to convert or "exchange" shares of one class for another. Such right is outlined and subject to certain conditions set forth in the Funds' prospectuses.

            Redemptions. Each Fund's dividend, distribution and redemption policies can be found in its prospectus under the headings "About your investment -- Information for investors -- Buying, selling and exchanging shares" and "About your investment -- Information for investors -- Distributions and taxes." However, the Board may suspend the right of shareholders to redeem shares when permitted or required to do so by law, or compel redemptions of shares in certain cases.

            Sinking Fund Provisions. The Trust has no sinking fund provisions.

            Calls or Assessment. All Fund shares are issued in uncertificated form only, and when issued will be fully paid and non-assessable by the Trust.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

            PURCHASE, REDEMPTION AND EXCHANGE

            An investor may purchase, redeem and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds' prospectuses. The following information supplements that which can be found in the Funds' prospectuses.

            Purchases and Redemptions

            The Funds have authorized one or more broker-dealers to accept purchase and redemption orders on the Funds' behalf. These broker-dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker-dealer, or, if applicable, a broker-dealer's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker-dealer or the broker's authorized designee.

            The Trust may redeem shares involuntarily in order to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for Investor Shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Investor Shares as provided in the related prospectuses from time to time. The Trust also may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of the Trust's responsibilities under the 1940 Act.

            Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

            The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

            Anti-Money Laundering Compliance.

            The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

            OFFERING PRICE

            The share price of the Non-Money Market Funds is based on a Fund's net asset value per share, which is calculated for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. unless the NYSE closes earlier) on each day a Fund is open for business, unless a Board determines otherwise.

            The value of a Fund's portfolio securities for which a market quotation is available is determined in accordance with the Trust's valuation procedures. In general terms, the valuation procedures provide that domestic exchange traded securities (other than NASDAQ listed equity securities) generally will be valued at their last traded sale prices as reported on the principal exchange where those securities are traded. If no sales of those securities are reported on a particular day on the principal exchange, the securities generally will be valued at the mean between the latest bid and asked prices as reported on the principal exchange where those securities are traded. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Securities traded primarily on Nasdaq will generally be valued at the Nasdaq Official Closing Price ("NOCP") (which is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to Nasdaq's best bid price if the last trade price is below such bid price and down to Nasdaq's best ask price if the last trade price is above such ask price). If no NOCP is available, the security will generally be valued at the last sale price shown on Nasdaq prior to the calculation of the NAV of the Fund. If no sale price is shown on Nasdaq, the latest bid price will be used. If no sale price is shown and no latest bid price is available, the price will be deemed "stale" and the value will be determined in accordance with the Funds' fair valuation procedures. Securities traded on a foreign securities exchange will generally be valued at their last traded sale prices on a primary exchange. In the absence of a reported sale on a particular day, the securities will generally be valued at the mean between the latest bid and asked prices.

            Securities not traded upon any exchange will generally be valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers. If quoted prices are unavailable or are believed to be inaccurate, market values will generally be determined based on quotes obtained from one or more broker(s) or dealer(s) or based on a price obtained from a reputable independent pricing service.

            Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices.

            Over-the-counter derivatives will generally be valued at fair value in accordance with the Funds' fair valuation procedures.

            Repurchase agreements will generally be valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation. The market value of the securities underlying a repurchase agreement will be determined in accordance with the procedures above, as appropriate, for the purpose of determining the adequacy of collateral.

            Shares of open-end investment companies held in a Fund's portfolio will generally be valued at the latest net asset value reported by the investment company.

            Debt securities will generally be valued by a pricing service which may employ a matrix or other indications of value, including but not limited to broker quotes, to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). Debt securities for which a pricing service does not furnish valuations and for which market quotations are readily available will generally be valued based on the mean of the latest bid prices obtained from one or more dealers. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

            Securities for which market quotations are not readily available for any reason, including that the latest quotation is deemed unreliable or unreasonable, securities and other assets and liabilities are valued at "fair value" as determined in good faith by the Adviser's valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

            With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as WEBS.

            The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

                          INFORMATION CONCERNING TAXES

            The following information supplements and should be read in conjunction with the section in each prospectus entitled "Taxes." The prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income and certain state taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

            A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through a tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

            The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

            QUALIFICATION AS A REGULATED INVESTMENT COMPANY

            The Trust intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

            In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains are directly related to a Fund's principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year:
(i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

            In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

            If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund's earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

            EXCISE TAX

            A 4% nondeductible excise tax will be imposed on each Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

            CAPITAL LOSS CARRY-FORWARDS

            A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

            If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carryforwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations or may engage in reorganizations in the future.

            EQUALIZATION ACCOUNTING

            A Fund may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

            TAXATION OF FUND INVESTMENTS

            In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

            If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its distributable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. In general, inflation-protection bonds can be expected to produce OID as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

            If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

            Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the "60%/40%" rule.

            Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

            Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

            If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract;
(iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

            The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

            "Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

            A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

            Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

            In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements. In addition, payments received by the Funds in connection with securities lending and repurchase agreements will not qualify for reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.

            TAXATION OF DISTRIBUTIONS

            For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata over the entire year. Except for exempt-interest distributions paid by the Tax-Exempt Funds, discussed below, all distributions paid out of a Fund's earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder's federal income tax return. Distributions in excess of a Fund's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

            Distributions designated by a Fund as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

            Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in Government National Mortgage Association ("Ginnie Mae") or Federal National Mortgage Association ("Fannie Mae") securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

            SALES AND EXCHANGES OF FUND SHARES

            In general, as long as a Money Market Fund maintains a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

            If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

            If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest distributions (defined below) received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. These loss disallowance rules do not apply to losses realized under a periodic redemption plan.

            FEDERAL INCOME TAX RATES

            As of the printing of this SAI, the maximum, stated individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

            Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" of 15%. In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund's gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends attributable to investments in certain domestic and foreign corporations and certain holding period requirements are met, including by individual Fund shareholders to qualify for the reduced rate of taxation. Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

            The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of laws enacted in 2001 and 2003.

            BACKUP WITHHOLDING

            The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of back-up withholding is set to increase in future years under "sunset" provisions of law enacted in 2001.

            TAX-DEFERRED PLANS

            The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

            CORPORATE SHAREHOLDERS

            Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund attributable to domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex, and, therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

            FOREIGN SHAREHOLDERS

            Under recently enacted tax legislation, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, distributions designated by a Fund as "interest-related distributions" generally attributable to the Fund's net interest income earned on certain debt obligations paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a "foreign shareholder") generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder ("exempt foreign shareholder"). Each Fund will designate any interest-related distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year, although the Funds provide no assurance they will make any such designations. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). However, this tax generally will not apply to exempt-interest distributions from a Fund, described below. Also, notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

            In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, "short-term capital gain distributions" (defined below) are not subject to federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or
(iii) with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally applies. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder's conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. "Short-term capital gain distributions" are distributions designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year generally attributable to its net short-term capital gain. The Funds provide no assurance they will make any such designations.

            If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder's death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund's taxable year immediately preceding the shareholder's date of death, the assets of the Fund that were "qualifying assets" (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

            The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

            Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships. If an International/Global Stock Fund qualifies and makes an election to pass-through foreign taxes to its shareholders, foreign shareholders of the Fund generally will be subject to increased federal income taxation without a corresponding benefit for the pass-through.

                      UNDERWRITER COMPENSATION AND PAYMENTS

            CMD is the principal underwriter and Distributor of the shares of the Funds. Its address is: One Financial Center, Boston, Massachusetts 02111-2621.

            Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

            The Distribution Agreement became effective with respect to a Fund after approved by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by BACAP or the Distributor on 60 days' written notice.

            During the fiscal year ended March 31, 2005, the Distributor (or its predecessor) received $11,205,844 in underwriting commissions for all the series of the Trust, of which the Distributor retained $11,205,844. During the fiscal year ended March 31, 2004, the Distributor received $5,980,053 in underwriting commissions for all Funds it serves, of which the Distributor retained $5,980,053. During the fiscal year ended March 31, 2003, the Distributor (Stephens for the period April 1, 2002 through December 31, 2002 and BACAP Distributors for the period January 1, 2003 through March 31, 2003) received $8,020,945 in underwriting commissions, of which the Distributor retained $0.

            The following table shows all commissions and other compensation received by BACAP Distributors from each Fund for the period April 1, 2004 through March 31, 2005.

FUND                                                      NET UNDERWRITING     COMPENSATION ON        BROKERAGE         OTHER
                                                          DISCOUNTS AND        REDEMPTIONS AND        COMMISSIONS       COMPENSATION
                                                          COMMISSIONS          REPURCHASES
INTERNATIONAL/GLOBAL STOCK FUNDS
Multi-Advisor International Equity Fund                           25,491               19,911                    0                0
Marsico International Opportunities Fund                         405,892               38,717                    0                0

STOCK FUNDS                                                                                 0                    0                0
Marsico 21st Century Fund                                        953,791                    0                    0                0
Marsico Growth Fund                                            1,324,101                    0                    0                0
Mid Cap Value Fund                                                27,954                    0                    0                0
Small Cap Value Fund II                                           12,987                    0                    0                0
Large Cap Value Fund                                             216,603                    0                    0                0

INDEX FUNDS
Large Cap Enhanced Core Fund                                           0                    0                    0                0

LIFEGOAL PORTFOLIOS
LifeGoal Balanced Growth Portfolio                             2,067,533                    0                    0                0

FUND                                                      NET UNDERWRITING     COMPENSATION ON        BROKERAGE         OTHER
                                                          DISCOUNTS AND        REDEMPTIONS AND        COMMISSIONS       COMPENSATION
                                                          COMMISSIONS          REPURCHASES
LifeGoal Growth Portfolio                                      1,134,079                    0                    0                0
LifeGoal Income and Growth Portfolio                             529,787                    0                    0                0

* These Funds have not yet commenced operations and accordingly have not yet paid any fees.

            ADVERTISING FUND PERFORMANCE

            Performance information for the Funds may be obtained by calling
(800) 321-7854 or (800) 765-2668 (for institutional investors only) or by visiting www.columbiafunds.com. From time to time, the performance of a Fund's shares may be quoted in advertisements, shareholder reports, and other communications to shareholders. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

            Standardized performance for the Funds, i.e., that required in both form and content by Form N-1A, is either shown below or incorporated by reference from the Funds' Annual Reports, and may be advertised by the Funds. The main purpose of standardized performance is to allow an investor to review the performance of a Fund's class of shares and compare such performance with that of investment alternatives, including other mutual funds.

            Non-standardized performance also may be advertised by the Funds. One purpose of providing non-standardized performance to an investor is to give that investor a different performance perspective that may not be captured by standardized performance. The non-standardized performance of a Fund's class of shares, however, may not be directly comparable to the performance of investment alternatives because of differences in specific variables (such as the length of time over which performance is shown and the exclusion of certain charges or expenses) and methods used to value portfolio securities, compute expenses and calculate performance. Non-standardized performance may include, but is not limited to, performance for non-standardized periods, including year-to-date and other periods less than a year, performance not reflecting the deduction of certain charges, fees and/or expenses, and performance reflecting the deduction of applicable state or federal taxes, or so-called "after-tax performance" After-tax returns are generally calculated using the same methodology as that used in calculating total return, except that such after-tax returns reflect the deduction of taxes according to applicable federal income and capital gain tax rates attributable to dividends, distributions and an investor's redemptions. Of course, after-tax returns for individual investors will vary as the tax rates applicable to such investors vary. In addition, the Funds may also advertise their tax efficiency ratios and compare those ratios with other mutual funds. A tax efficiency ratio is intended to let an investor know how tax efficient a Fund has been over a period of time, and is typically related to its portfolio turnover rate. That is, an investor could expect that the higher a Fund's portfolio turnover rate, the greater the percentage of gains realized and the lower the level of tax efficiency over a given period of time.

            In general, comparisons to other mutual funds or investment alternatives may be useful to investors who wish to compare past performance of the Funds or a class with that of competitors. Of course, past performance is not a guarantee of future results.

            Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals, industry sources and other periodicals in its advertising and sales literature. In addition, the Funds also may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund. The "yield" and "effective yield" of each class of shares of a Money Market Fund may be compared to the respective averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by leading banks and thrift institutions in the top five metropolitan statistical areas.

            The Funds also may use the following information in advertisements and other types of literature: (i) the Consumer Price Index may be used, for example, to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used, among other things, to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return, among other things, on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector. In addition, the performance of a Fund's class of shares may be compared to the S&P 500, the Dow Jones Industrial Average, a recognized index of common stocks of 30 industrial companies listed on the NYSE, the Europe, Far East and Australia Index, a recognized index of international stocks, or any similar recognized index. The performance of a Fund's class of shares also may be compared to a customized composite index.

            In addition, the Funds also may use, in advertisements and other types of literature, information and statements: (1) showing that although bank savings accounts may offer a guaranteed return of principal and a fixed rate of interest, they offer no opportunity for capital growth; and (2) describing Bank of America, and its affiliates and predecessors, as one of the first investment managers to use asset allocation and index strategies in managing and advising accounts. The Funds also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

            The Funds also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as S&P. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to buy, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Funds may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

            The Funds also may disclose in sales literature the distribution rate on the shares of a Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent net asset value or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

            In addition, certain potential benefits of investing in global securities markets may be discussed in promotional materials. Such benefits include, but are not limited to: a) the expanded opportunities for investment in securities markets outside the U.S.; b) the growth of securities markets outside the U.S. vis-a-vis U.S. markets; c) the relative return associated with foreign securities markets vis-a-vis U.S. markets; and d) a reduced risk of portfolio volatility resulting from a diversified securities portfolio consisting of both U.S. and foreign securities.

            Ibbotson Associates of Chicago, Illinois, and other companies provide historical returns of the capital markets in the United States. The Funds may compare the performance of their share classes or series to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries.

            YIELD CALCULATIONS

            NON-MONEY MARKET FUNDS

            Yield is calculated separately for the Class Z, Class A, Class B and Class C Shares of a Non-Money Market Fund by dividing the net investment income per share for a particular class or series of shares (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period (for Class Z Shares, maximum offering price per share is the same as the net asset value per share) and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. For a class or series of shares in a Fund, net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                           Yield = 2 [(a-b+ 1){6} - 1]
                                       ---
                                       cd

Where:                  a =   dividends and interest earned during the period.

                        b = expenses accrued for the period (net of reimbursements).

                        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                        d = maximum offering price per share on the last day of the period (for Class Z Shares, this is equivalent to net asset value per share).

            For the purpose of determining net investment income earned during the period (variable- "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations. The Municipal Bond Funds calculate interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

            Expenses accrued for the period (variable "b" in the formula) include recurring fees charged by Columbia Funds to shareholder accounts in proportion to the length of the base period. Undeclared earned income will be subtracted from the maximum offering price per share (which for Class Z Shares is net asset value per share) (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a distribution, but is reasonably expected to be and is declared as a distribution shortly thereafter. A Fund's maximum offering price per share for purposes of the formula includes the maximum sales charge, if any, imposed by the Fund, as reflected in the Fund's prospectus.

            The Funds may provide additional yield calculations in communications (other than advertisements) to the holders of Class A, Class B or Class C Shares. These may be calculated based on the Class A, Class B and Class C Shares' net asset values per share (rather than their maximum offering prices) on the last day of the period covered by the yield computations. That is, some communications provided to the holders of Class A, Class B or Class C Shares may also include additional yield calculations prepared for the holders of Class Z Shares. Such additional quotations, therefore, will not reflect the effect of the sales charges mentioned above.

            "Tax-equivalent" yield is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from federal income tax by (b) one, minus (i) a stated federal income tax rate and, (ii) a state income tax rate (if applicable) multiplied by one minus the Stated Federal income tax rate. The federal income tax rate used in calculating the "tax-equivalent" yield 38.6%. The following state income tax rates are used in calculating the "tax-equivalent" yields: California -- 9.3%; Florida -- 0%; Georgia -- 6%; Maryland -- 4.875%; North Carolina -- 7.75%; South Carolina -- 7%; Tennessee -- 6%; Texas -- 0%; and Virginia -- 5.75%.

            The tax brackets and the related yield calculations are based on the 2000 Federal and applicable state tax rates and assume a Federal tax benefit for the state and local taxes. Note the highest 2000 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 38.6% Federal tax rate applied to taxable income in excess of $283,150.

            TOTAL RETURN CALCULATIONS

            Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Non-Money Market Fund. The Non-Money Market Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T){n}= ERV

Where:            P =   a hypothetical initial payment of $1,000

                  T =   average annual total return

                  n =   number of years

                  ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

            This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts. All performance calculations for the period ended March 31, 1999, reflect the deduction of sales charges, if any, that would have been deducted from a sale of shares.

            CUMULATIVE RETURN

            Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

            Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                     CTR = (ERV-P) 100
                            -----
                              P

Where:            CTR = Cumulative total return

                  ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

                  P =   initial payment of $1,000.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

            Average annual return for the Funds has been incorporated by reference from the Funds' Annual Reports, and may be advertised by the Funds.

            AFTER-TAX RETURN CALCULATIONS

            As and to the extent required by the SEC, the Fund's average annual total returns (after taxes on distributions and redemption) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions and redemption of Fund shares ("ATV{DR}"), of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T){n}=ATV{DR}.

            After tax returns for the Funds have been incorporated by reference from the Funds' prospectuses, and may be advertised by the Funds.

                   APPENDIX A--DESCRIPTION OF SECURITY RATINGS

      The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment-grade securities.

         AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

         BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

      To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

      The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four denote investment-grade securities.

            Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

            A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

            B - Bond that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

      The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment-grade.

            AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

            AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

            A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

            BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

      To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

      The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment-grade:

            AAA - Bonds considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

            AA - Bonds considered to be investment-grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

            A - Bonds considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

            BBB - Bonds considered to be investment-grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

      To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

      The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

      MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

      The following summarizes the two highest ratings used by S&P for short-term municipal notes:

      SP-1 - Indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

      SP-2 - Indicates satisfactory capacity to pay principal and interest.

      The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment-grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment-grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

      The following summarizes the two highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment-grade:

      F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

      F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

      Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

      The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      For commercial paper, D&P uses the short-term debt ratings described above.

      For commercial paper, Fitch uses the short-term debt ratings described above.

      Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

      BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment-grade ratings used by BankWatch for long-term debt:

            AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

            AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

            A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

            BBB - The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

            Long-term debt ratings may include a plus (+) or minus (-) sign to indicate where within a category the issue is placed.

      The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

      TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

      TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

      TBW-3 The lowest investment-grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

      TBW-4 The lowest rating category; this rating is regarded as non-investment-grade and therefore speculative.

      The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA"):

         AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

         A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

      A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

    The following summarizes the two highest short-term debt ratings used by
IBCA:

            A1+ When issues possess a particularly strong credit feature, a rating of A1+ is assigned.

            A1 - Obligations supported by the highest capacity for timely repayment.

            A2 - Obligations supported by a good capacity for timely repayment.

                              APPENDIX B--GLOSSARY


Term Used in SAI                   Definition
----------------                   ----------
1933 Act.........................  Securities Act of 1933, as amended
1934 Act.........................  Securities Exchange Act of 1934, as amended
1940 Act.........................  Investment Company Act of 1940, as amended
Administrator....................  Columbia Management Advisers, LLC
Adviser..........................  Columbia Management Advisers, LLC
Advisory Agreement...............  The Investment Advisory Agreement for the
                                      Funds
AMEX.............................  American Stock Exchange
BA Advisors......................  Banc of America Advisors, LLC
BACAP............................  Banc of America Capital Management, LLC
BACAP Distributors...............  BACAP Distributors, LLC
Bank of America..................  Bank of America, N.A.
BNY..............................  The Bank of New York
Board............................  The Trust's Board of Trustees
CMSI.............................  Columbia Management Services, Inc., also known as Columbia Funds Services, Inc.
CFTC.............................  Commodity Futures Trading Commission
Code.............................  Internal Revenue Code of 1986, as amended
Code(s) of Ethics................  The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act
CMOs.............................  Collateralized mortgage obligations
Companies........................  Two or more of NSAT, CFMIT or the Trust, as the context may require
Company..........................  Any one of NSAT, CFMIT or the Trust, as the
                                   context may require
Custodian........................  State Street
Distributor......................  Columbia Management Distributors, Inc.
Distribution Plan(s).............  One or more of the plans adopted by the
                                   Board pursuant to Rule 12b-1 under the 1940
                                   Act for the distribution of the Funds' shares
FDIC.............................  Federal Deposit Insurance Corporation
FHLMC............................  Federal Home Loan Mortgage Corporation
FNMA.............................  Federal National Mortgage Association
Fund.............................  One of the open-end management investment companies (listed on the front cover of this
                                   SAI) that is a series of the Trust
Funds............................  Two or more of the open-end management investment companies (listed on the front
                                   cover of this SAI) that is a series of the
                                   Trust
GNMA.............................  Government National Mortgage Association
Government Reserves..............  Columbia Government Reserves
Investment Advisory Agreement....  The investment advisory agreement with between the Trust, on behalf of its Funds,
                                    and BACAP
IRS..............................  United States Internal Revenue Service
LIBOR............................  London Interbank Offered Rate
Money Market Fund(s).............  One or more of those Funds shown under the heading "Money Market Funds" on the front
                                   cover of the SAI
Moody's..........................  Moody's Investors Service, Inc.
NSAT.............................  Nations Separate Account Trust
Columbia Funds or Columbia Funds   The fund complex that is comprised of the
Family...........................  Companies, along with NSAT and CFMIT.
CFMIT............................  Columbia Funds Master Investment Trust, a
                                   registered investment company in the
                                   Columbia Funds Family
NYSE.............................  New York Stock Exchange



NRSRO............................  Nationally recognized statistical ratings organization (such as Moody's or S&P)
NSAT.............................  Nations Separate Account Trust, a registered investment company in the Columbia Funds
                                   Family

REIT.............................  Real estate investment trust


S&P..............................  Standard & Poor's Corporation
SAI..............................  This Statement of Additional Information
SEC..............................  United States Securities and Exchange
                                   Commission
Selling Agent....................  Banks, broker/dealers or other financial institutions that have entered into a sales
                                   support agreement with the Distributor
Servicing Agent..................  Banks, broker/dealers or other financial institutions that have entered into a
                                   shareholder servicing agreement with the
                                   Distributor
SMBS.............................  Stripped mortgage-backed securities
Stephens.........................  Stephens Inc.
Stock Funds......................  One or more of those Funds shown under the heading "Stock Funds" on the front cover of
                                   the SAI

Sub-Administrator................  State Street
Sub-Transfer Agent...............  Bank of America (for the Funds' Primary,
                                   Capital Class and Trust Class Shares)
Tax-Exempt Reserves..............  Columbia Tax-Exempt Reserves
Transfer Agent...................  CFSI
Transfer Agency Agreement........  The transfer agency agreement between the
                                   Trust, on behalf of its respective Funds,
                                   and CFSI

The Trust........................  Columbia Funds Series Trust, the registered investment company in the Columbia Funds
                                   Family to which this SAI relates

            APPENDIX C -- CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


FUND/CLASS   OWNERSHIP       REGISTRATION               ACCOUNT SHARES   % OF CLASS    % OF FUND
               TYPE                                        OWNED

                         COLUMBIA MULTI-ADVISOR INTERNATIONAL EQUITY FUND

INVESTOR A       B     MERRILL LYNCH, PIERCE,             134,496.06        5.94%        0.13%
                       FENNER & SMITH INC  FOR
                       THE SOLE BENEFIT  OF
                       ITS CUSTOMERS
                       ATTENTION SERVICE TEAM
                       4800 DEER LAKE DRIVE EAST 3RD
                       FLOOR
                       JACKSONVILLE  FL 32246
INVESTOR C       R     A G EDWARDS & SONS INC              12,231.30        5.54%        0.01%
                       C/F MICHAEL A GIANONI
                       IRA ACCOUNT
                       P.O. BOX 21
                       MOSCOW PA 18444-0021
INVESTOR C       B     MERRILL LYNCH, PIERCE,             112,080.36       50.84%        0.11%
                       FENNER & SMITH INC FOR
                       THE SOLE BENEFIT  OF ITS
                       CUSTOMERS ATTENTION
                       SERVICE TEAM
                       4800 DEER LAKE DRIVE EAST
                       3RD FLOOR
                       JACKSONVILLE  FL 32246
INVESTOR C       R     NATIONAL PHILANTHROPIC              14,333.50        6.50%        0.01%
                       TRUST ATTN: ACCOUNTING
                       DEPARTMENT
                       165 TOWNSHIP LINE ROAD
                       SUITE #150
                       JENKINTOWN PA 19046-3594
INVESTOR C       R     PATTERSON & CO                      14,025.68        6.36%        0.01%
                       FBO HIGHTOWER CONSTRUCTION
                       401K PLAN
                       1525 WEST WT HARRIS BLVD
                       CHARLOTTE NC 28288-1151
PRIMARY A       R      BANK OF AMERICA                 80,046,135.45       82.69%       79.98%
                       NA ATTN FUNDS ACCOUNTING
                       (ACI) TX1-945-06-07
                       411 NORTH AKARD ST
                       DALLAS TX 75201-3307
PRIMARY A       R      BANK OF AMERICA NA               9,728,361.05       10.04%        9.72%
                       TTEE BANK OF AMERICA 401K
                       PLAN ATTN NORMA AJA /
                       TX4-213-06-14
                       P O BOX 2518
                       HOUSTON TX 77252-2518
                       COLUMBIA LARGE CAP ENHANCED CORE FUND
INVESTOR A      B      MERRILL LYNCH, PIERCE,             177,825.03       13.82%        0.63%
                       FENNER & SMITH INC  FOR
                       THE SOLE BENEFIT  OF ITS
                       CUSTOMERS ATTENTION
                       SERVICE TEAM
                       4800 DEER LAKE DRIVE EAST
                       3RD FLOOR
                       JACKSONVILLE FL 32246
PRIMARY A       R      BANK OF AMERICA NA              25,400,699.92       95.27%       90.88%
                       ATTN FUNDS ACCOUNTING
                       (ACI)TX1-945-06-07
                       411 NORTH AKARD ST
                       DALLAS TX 75201-3307


FUND/CLASS   OWNERSHIP       REGISTRATION               ACCOUNT SHARES   % OF CLASS    % OF FUND
               TYPE                                        OWNED

                            COLUMBIA LIFEGOAL BALANCED GROWTH PORTFOLIO

INVESTOR C      B      MERRILL LYNCH, PIERCE,           1,644,502.22       25.42%        2.48%
                       FENNER & SMITH INC  FOR
                       THE SOLE BENEFIT  OF ITS
                       CUSTOMERS ATTENTION SERVICE
                       TEAM
                       4800 DEER LAKE DRIVE EAST
                       3RD FLOOR
                       JACKSONVILLE  FL 32246
PRIMARY A       R      BANK OF AMERICA NA              18,087,788.63       92.76%       27.27%
                       TTEE BANK OF AMERICA 401K
                       PLAN ATTN NORMA AJA /
                       TX4-213-06-14
                       P O BOX 2518
                       HOUSTON TX 77252-2518
                       COLUMBIA LIFEGOAL GROWTH PORTFOLIO

INVESTOR C      B      MERRILL LYNCH, PIERCE,             774,983.30       21.11%        2.30%
                       FENNER & SMITH INC  FOR
                       THE SOLE BENEFIT  OF ITS
                       CUSTOMERS ATTENTION SERVICE
                       TEAM
                       4800 DEER LAKE DRIVE EAST
                       3RD FLOOR
                       JACKSONVILLE  FL 32246
INVESTOR C      R      STATE STREET BANK & TRUST CO       191,469.32        5.21%        0.57%
                       TTEE  FBO COASTGEAR &
                       COMPANY ATTN: KEVIN SMITH
                       105 ROSEMONT AVE
                       WESTWOOD MA 02090
PRIMARY A       R      BANK OF AMERICA NA                 564,013.39        5.10%        1.68%
                       ATTN FUNDS ACCOUNTING (ACI)
                       TX1-945-06-07
                       411 NORTH AKARD ST
                       DALLAS TX 75201-3307
PRIMARY A       R      BANK OF AMERICA NA               9,919,330.07       89.84%       29.55%
                       TTEE BANK OF AMERICA 401K
                       PLAN ATTN NORMA AJA /
                       TX4-213-06-14
                       P O BOX 2518
                       HOUSTON TX 77252-2518
                            COLUMBIA LIFEGOAL INCOME & GROWTH PORTFOLIO

INVESTOR A     R       ASSET CORP OF THE SOUTH            360,361.01        8.81%        1.85%
                       LLC
                       4521 SHARON RD, SUITE 420
                       CHARLOTTE NC 28211
INVESTOR C      B      MERRILL LYNCH, PIERCE,             217,736.07       12.04%        1.11%
                       FENNER & SMITH INC  FOR
                       THE SOLE BENEFIT  OF ITS
                       CUSTOMERS ATTENTION SERVICE
                       TEAM
                       4800 DEER LAKE DRIVE EAST
                       3RD FLOOR
                       JACKSONVILLE  FL 32246
INVESTOR C      R      STATE STREET BANK & TRUST CO       167,054.27        9.24%        0.85%
                       TTEE FBO COASTGEAR & COMPANY
                       ATTN: KEVIN SMITH
                       105 ROSEMONT AVE
                       WESTWOOD MA 02090
INVESTOR C      R      BANK OF AMERICA NA               3,914,777.36       71.90%       20.11%
                       TTEE BANK OF AMERICA 401K
                       PLAN ATTN NORMA AJA /
                       TX4-213-06-14
                       P O BOX 2518
                       HOUSTON TX 77252-2518


FUND/CLASS   OWNERSHIP       REGISTRATION               ACCOUNT SHARES     % OF         % OF
               TYPE                                        OWNED           CLASS        FUND

PRIMARY A       R      DIVERSIFIED INVESTMENT           1,412,469.88      25.94%        7.25%
                       ADVISORS ATTN: BHEESHAM
                       PERSAUD MAIL DROP 2-52
                       4 MANHATTANVILLE ROAD
                       PURCHASE NY 10577-2119
                             COLUMBIA MARSICO 21ST CENTURY FUND

INVESTOR A     B       CHARLES SCHWAB & CO INC          7,232,581.44      30.98%       15.44%
                       SPECIAL CUSTODY ACCOUNT
                       FOR BENEFIT OF CUSTOMERS
                       ATTN MUTUAL FUNDS
                       101 MONTGOMERY STREET
                       SAN FRANCISCO CA 94104
INVESTOR A     R       CITY NATIONAL BANK               2,226,782.86      89.53%        4.75%
                       PHJ & W DEF CONTRIBUTION
                       RETIREMENT PLAN
                       12555 W JEFFERSON BLVD
                       LOS ANGELES CA 90066
INVESTOR A     B       MERRILL LYNCH, PIERCE,           2,346,690.69      10.05%        5.01%
                       FENNER & SMITH INC  FOR
                       THE SOLE BENEFIT  OF ITS
                       CUSTOMERS ATTENTION SERVICE
                       TEAM

                       4800 DEER LAKE DRIVE EAST
                       3RD FLOOR
                       JACKSONVILLE  FL 32246
INVESTOR B      B      MERRILL LYNCH, PIERCE,             698,818.76      11.17%        1.49%
                       FENNER & SMITH INC  FOR
                       THE SOLE BENEFIT  OF ITS
                       CUSTOMERS ATTENTION SERVICE
                       TEAM

                       4800 DEER LAKE DRIVE EAST
                       3RD FLOOR
                       JACKSONVILLE  FL 32246
INVESTOR C      B      CITIGROUP GLOBAL MARKETS INC       400,027.83       7.62%        0.85%
                       HOUSE ACCOUNT 00109801250
                       ATTN PETER BOOTH 7TH FLOOR
                       333 WEST 34TH STREET
                       NEW YORK, NY 10001
INVESTOR C      B      MERRILL LYNCH, PIERCE,           1,692,584.08      32.25%        3.61%
                       FENNER & SMITH INC FOR
                       THE SOLE BENEFIT OF ITS
                       CUSTOMERS ATTENTION SERVICE
                       TEAM

                       4800 DEER LAKE DRIVE EAST
                       3RD FLOOR
                       JACKSONVILLE FL 32246
PRIMARY A       R      BANK OF AMERICA NA             11,720,9453.79      97.82%       25.03%
                       ATTN FUNDS ACCOUNTING (ACI)
                       TX1-945-06-07
                       411 NORTH AKARD ST
                       DALLAS TX 75201-3307
                                     COLUMBIA MARSICO GROWTH FUND

INVESTOR A      B      CHARLES SCHWAB & CO INC          8,340,361.37      11.88%        5.06%
                       SPECIAL CUSTODY ACCOUNT
                       FOR BENEFIT OF CUSTOMERS
                       ATTN MUTUAL FUNDS
                       101 MONTGOMERY STREET
                       SAN FRANCISCO CA 94104


FUND/CLASS   OWNERSHIP       REGISTRATION               ACCOUNT SHARES   % OF          % OF
               TYPE                                        OWNED         CLASS         FUND

INVESTOR A      B      MERRILL LYNCH, PIERCE,          22,874,216.73      32.59%       13.90%
                       FENNER & SMITH INC FOR
                       THE SOLE BENEFIT OF ITS
                       CUSTOMERS ATTENTION SERVICE
                       TEAM

                       4800 DEER LAKE DRIVE EAST
                       3RD FLOOR
                       JACKSONVILLE  FL 32246
INVESTOR B      B      MERRILL LYNCH, PIERCE,           2,403,854.99      19.99%        1.46%
                       FENNER & SMITH INC FOR
                       THE SOLE BENEFIT OF ITS
                       CUSTOMERS ATTENTION SERVICE
                       TEAM

                       4800 DEER LAKE DRIVE EAST
                       3RD FLOOR
                       JACKSONVILLE  FL 32246
INVESTOR C      B      MERRILL LYNCH, PIERCE,          19,820,799.42       74.84%       12.04%
                       FENNER & SMITH INC FOR
                       THE SOLE BENEFIT OF ITS
                       CUSTOMERS ATTENTION SERVICE
                       TEAM

                       4800 DEER LAKE DRIVE EAST
                       3RD FLOOR
                       JACKSONVILLE  FL 32246
INVESTOR C     R       BANK OF AMERICA NA              47,057,047.03     84.25%       28.59%
                       ATTN FUNDS ACCOUNTING (ACI)
                       TX1-945-06-07
                       411 NORTH AKARD ST
                       DALLAS TX 75201-3307
                           COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND

INVESTOR A     R       JOHN HANCOCK LIFE                  286,784.95       5.10%        0.26%
                       INSURANCE COMPANY (USA)
                       250 BLOOR ST EAST
                       7TH FLOOR
                       TORONTO ONTARIO CANADA
                       M4W1E5

INVESTOR A     B       MERRILL LYNCH, PIERCE,             704,665.09      12.53%        0.65%
                       FENNER & SMITH INC FOR
                       THE SOLE BENEFIT OF ITS
                       CUSTOMERS ATTENTION SERVICE
                       TEAM

                       4800 DEER LAKE DRIVE EAST
                       3RD FLOOR
                       JACKSONVILLE  FL 32246
INVESTOR B     B       MERRILL LYNCH, PIERCE,             206,772.81      12.55%        0.19%
                       FENNER & SMITH INC FOR
                       THE SOLE BENEFIT OF ITS
                       CUSTOMERS ATTENTION SERVICE
                       TEAM

                       4800 DEER LAKE DRIVE EAST
                       3RD FLOOR
                       JACKSONVILLE  FL 32246
INVESTOR C     R       A G EDWARDS & SONS INC             139,159.10       6.57%        0.12%
                       C/F LORRAINE GEERINCK IRA
                       ACCOUNT
                       929 PACIFIC AVENUE
                       BEACHWOOD NJ 08722-4517
INVESTOR C     B       MERRILL LYNCH, PIERCE,             806,331.64      38.06%        0.74%
                       FENNER & SMITH INC FOR
                       THE SOLE BENEFIT OF ITS
                       CUSTOMERS ATTENTION SERVICE
                       TEAM
                       4800 DEER LAKE DRIVE EAST
                       3RD FLOOR
                       JACKSONVILLE  FL 32246
INVESTOR C     R       BANK OF AMERICA NA              83,270,146.27      84.74%       77.35%
                       ATTN FUNDS ACCOUNTING (ACI)
                       TX1-945-06-07
                       411 NORTH AKARD ST
                       DALLAS TX 75201-3307


FUND/CLASS   OWNERSHIP       REGISTRATION               ACCOUNT SHARES    % OF          % OF
               TYPE                                        OWNED          CLASS         FUND

                                    COLUMBIA MID CAP VALUE FUND

INVESTOR A      B      MERRILL LYNCH, PIERCE,              61,693.21       6.32%        0.14%
                       FENNER & SMITH INC  FOR
                       THE SOLE BENEFIT  OF ITS
                       CUSTOMERS ATTENTION SERVICE
                       TEAM

                       4800 DEER LAKE DRIVE EAST
                       3RD FLOOR
                       JACKSONVILLE  FL 32246
INVESTOR C      B      MERRILL LYNCH, PIERCE,             102,874.29      51.91%        0.23%
                       FENNER & SMITH INC  FOR
                       THE SOLE BENEFIT  OF ITS
                       CUSTOMERS ATTENTION SERVICE
                       TEAM

                       4800 DEER LAKE DRIVE EAST
                       3RD FLOOR
                       JACKSONVILLE  FL 32246
INVESTOR C      R      JOHN R SVENSON                      16,130.94       8.13%        0.03%
                       36 HIGHLAND CIR
                       WAYLAND MA 01778
PRIMARY A       R      BANK OF AMERICA NA              35,047,416.14      84.05%       81.07%
                       ATTN FUNDS ACCOUNTING (ACI)
                       TX1-945-06-07
                       411 NORTH AKARD ST
                       DALLAS TX 75201-3307
PRIMARY A       R      COLUMBIA LIFEGOAL PORTFOLIOS     2,286,254.06       5.48%        5.28%
                       INC LIFEGOAL BALANCED
                       GROWTH PORTFOLIO ATTN
                       BRIAN SMITH
                       NC1-002-33-31
                       101 SOUTH TRYON ST
                       CHARLOTTE NC 28255
PRIMARY A       R      COLUMBIA LIFEGOAL PORTFOLIOS     2,459,118.860      5.89%        5.68%
                       INC LIFEGOAL GROWTH
                       PORTFOLIO ATTN BRIAN SMITH
                       NC1-002-33-31
                       101 SOUTH TRYON ST
                       CHARLOTTE NC 28255
                                 COLUMBIA SMALL CAP VALUE FUND II

INVESTOR A      R      CHRISTIAN K STADLINGER              38,598.21       9.08%        0.24%
                       4 O SHEA LN
                       SUMMIT NJ 07901
INVESTOR A      R      TRANSAMERICA LIFE INS &             64,331.16      15.14%        0.40%
                       ANNUITY CO
                       1150 S OLIVE ST STE 10-01
                       LOS ANGELES CA 90015
INVESTOR C      B      MERRILL LYNCH, PIERCE,               7,009.83      14.15%        0.04%
                       FENNER & SMITH INC  FOR
                       THE SOLE BENEFIT  OF ITS
                       CUSTOMERS ATTENTION SERVICE
                       TEAM

                       4800 DEER LAKE DRIVE EAST
                       3RD FLOOR
                       JACKSONVILLE  FL 32246
INVESTOR C      R      SUMMERVILLE PEDIATRICS PA            3,347.28       6.75%        0.02%
                       PROFIT SHARING PLAN
                       312 MIDLAND PARKWAY
                       SUMMERVILLE SC 29485-8114

FUND/CLASS  OWNERSHIP               REGISTRATION                ACCOUNT SHARES  % OF CLASS  % OF FUND
               TYPE                                                 OWNED
INVESTOR C      R      UBS FINANCIAL SERVICES INC. FBO                2,563.79       5.17%      0.01%
                       UBS-FINSVC CDN FBO
                       MICHAEL ORZECHOWSKI
                       P.O.BOX 3321,
                       1000 HARBOR BLVD
                       WEEHAWKEN NJ 07086-8154

INVESTOR C      R      UBS FINANCIAL SERVICES INC. FBO                4,132.23       8.34%      0.02%
                       UBS-FINSVC CDN FBO
                       RUSSELL C BELLAVANCE
                       P.O.BOX 3321,
                       1000 HARBOR BLVD
                       WEEHAWKEN NJ 07086-8154

PRIMARY A       R      BANK OF AMERICA NA                        11,605,038.34      76.84%     73.89%
                       ATTN FUNDS ACCOUNTING (ACI)
                       TX1-945-06-07
                       411 NORTH AKARD ST
                       DALLAS TX 75201-3307

PRIMARY A       R      COLUMBIA LIFEGOAL PORTFOLIOS INC           1,199,569.86       7.94%      7.63%
                       LIFEGOAL BALANCED GROWTH PORTFOLIO
                       ATTN BRIAN SMITH NC1-002-33-31
                       101 SOUTH TRYON ST
                       CHARLOTTE NC 28255

PRIMARY A       R      COLUMBIA LIFEGOAL PORTFOLIOS INC           1,290,939.37       8.54%      8.22%
                       LIFEGOAL GROWTH PORTFOLIO
                       ATTN BRIAN SMITH NC1-002-33-31
                       101 SOUTH TRYON ST
                       CHARLOTTE NC 28255

                          COLUMBIA LARGE CAP CORE FUND

INVESTOR C      R      STATE STREET BANK & TRUST CO TTEE FBO        982,893.89      79.09%      0.78%
                       COASTGEAR & COMPANY
                       ATTN: KEVIN SMITH
                       105 ROSEMONT AVE
                       WESTWOOD MA 02090

PRIMARY A       R      BANK OF AMERICA NA                        83,733,353.73      79.87%     66.53%
                       ATTN FUNDS ACCOUNTING (ACI)
                       TX1-945-06-07
                       411 NORTH AKARD ST
                       DALLAS TX 75201-3307

PRIMARY A       R      COLUMBIA LIFEGOAL PORTFOLIOS INC           6,198,167.10       5.91%      4.92%
                       LIFEGOAL BALANCED GROWTH PORTFOLIO
                       ATTN BRIAN SMITH NC1-002-33-31
                       101 SOUTH TRYON ST
                       CHARLOTTE NC 28255

PRIMARY A       R      COLUMBIA LIFEGOAL PORTFOLIOS INC           6,336,743.91       6.04%      5.03%
                       LIFEGOAL GROWTH PORTFOLIO
                       ATTN BRIAN SMITH NC1-002-33-31
                       101 SOUTH TRYON ST
                       CHARLOTTE NC 28255

                          COLUMBIA LARGE CAP VALUE FUND

FUND/CLASS  OWNERSHIP               REGISTRATION                ACCOUNT SHARES  % OF CLASS  % OF FUND
               TYPE                                                 OWNED
INVESTOR C      R      A G EDWARDS & SONS INC                       89,916.705       7.10%      0.06%
                       C/F GERALD WINKLEY DECD
                       FBO JULIE A WINKLEY
                       BENEFICIARY ACCOUNT
                       14900 SCHROEDER RD
                       ST CHARLES MI 48655-7508

INVESTOR C      B      MERRILL LYNCH, PIERCE, FENNER               431,281.838      34.09%      0.33%
                       & SMITH INC FOR THE SOLE BENEFIT OF ITS
                       CUSTOMERS
                       ATTENTION SERVICE TEAM
                       4800 DEER LAKE DRIVE EAST 3RD FLOOR
                       JACKSONVILLE FL 32246

PRIMARY A       R      BANK OF AMERICA NA                       67,839,166.844      69.66%     52.52%
                       ATTN FUNDS ACCOUNTING (ACI)
                       TX1-945-06-07
                       411 NORTH AKARD ST
                       DALLAS TX 75201-3307

PRIMARY A       R      BANK OF AMERICA NA TTEE                  12,862,859.102      13.20%      9.95%
                       BANK OF AMERICA 401K PLAN
                       ATTN NORMA AJA / TX4-213-06-14
                       P O BOX 2518
                       HOUSTON TX 77252-2518

PRIMARY A       R      COLUMBIA LIFEGOAL PORTFOLIOS INC          5,240,955.416       5.38%      4.05%
                       LIFEGOAL BALANCED GROWTH PORTFOLIO
                       ATTN BRIAN SMITH NC1-002-33-31
                       101 SOUTH TRYON ST
                       CHARLOTTE NC 28255

PRIMARY A       R      COLUMBIA LIFEGOAL PORTFOLIOS INC          5,938,249.877       6.09%      4.59%
                       LIFEGOAL GROWTH PORTFOLIO
                       ATTN BRIAN SMITH NC1-002-33-31
                       101 SOUTH TRYON ST
                       CHARLOTTE NC 28255

               APPENDIX E -- PROXY VOTING POLICIES AND PROCEDURES

                           COLUMBIA FUNDS SERIES TRUST
                     COLUMBIA FUNDS MASTER INVESTMENT TRUST
                         NATIONS SEPARATE ACCOUNT TRUST

Proxy Voting Policy and Procedures

The Boards* of Columbia Funds Series Trust ("Funds Trust"), Columbia Funds Master Investment Trust ("Master Trust") and Nations Separate Account Trust ("Separate Account Trust") have determined that it is in the best interests of Funds Trust, Master Trust and Separate Account Trust (the "Companies") and the respective series of each Company that hold voting securities (each, a "Fund") for the Companies to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Funds.

I.       POLICY

It is the policy of each Company to delegate the responsibility for voting proxies relating to portfolio securities held by a Fund to the Fund's investment adviser or, if the Fund's investment adviser has delegated portfolio management responsibilities to one or more investment sub-adviser(s), to the Fund's investment sub-adviser(s) (the investment adviser or the investment sub-adviser(s) is referred to hereafter as the "Adviser"), as a part of the Adviser's general management of the Fund's portfolio, subject to the Board's continuing oversight. The respective Board hereby delegates such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by each Fund consistent with the duties and procedures set forth below. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Funds. Any expenses relating to the retention of vendors or other costs relating to compliance with this policy will be allocated among the Adviser and the appropriate Companies in the manner approved by the Boards from time to time.

II.      FIDUCIARY DUTY

The right to vote a proxy with respect to portfolio securities held by a Fund is an asset of such Fund. The Adviser acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interests of the Fund and its shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

III.     PROCEDURES

The following are the procedures adopted by each Board for the administration of this policy:

A. Review of Adviser Proxy Voting Procedures. Each Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any policies and procedures, including any substantive changes to its procedures for addressing conflicts of interest. An Adviser is not required to notify the Board of changes relating to any guidelines for voting specific types of proxies except as part of the annual presentation. The respective Board shall review the policies, procedures and other guidelines presented by each Adviser to determine that they are consistent with these policies and procedures. Upon request, each Adviser shall provide the


----------
* For convenience, Trustees of Funds Trust, Master Trust and Separate
Account Trust are collectively referred to in these procedures as the "Boards."

appropriate Company with a copy of its policies, procedures and other guidelines or a description of such policies, procedures and guidelines for the purpose of filing such document(s) in the Company's statement of additional information or as otherwise required by the Investment Company Act of 1940 and the rules promulgated thereunder.

B. Board Reporting. Each Adviser shall provide such reports to the Board as the Board may reasonably request from time to time.

C. Voting Record Reports. Each Adviser shall provide the voting record information necessary for the completion and filing of Form N-PX to the respective Company at least annually. Such voting record information shall be in a form acceptable to the Company and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Company and the Adviser may agree to from time to time.

D. Record Retention. Each Adviser shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

E. Conflicts of Interest. Any actual or potential conflicts of interest between a Fund's principal underwriter or Adviser and the applicable Fund's shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser's application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser. In the event that the Adviser notifies the officer(s) of a Fund's Company that a conflict of interest cannot be resolved under the Adviser's Proxy Voting Procedures, such officer(s) are responsible for notifying the Audit Committee of the Company of the irreconcilable conflict of interest and assisting the Audit Committee with any actions it determines are necessary.

IV.      REVOCATION

The delegation by a Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.       REVIEW OF POLICY.

The Boards shall review and approve such changes to these policies and procedures as the Boards deem necessary from time to time.





Adopted:  May 29, 2003


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July 1, 2003


COLUMBIA MANAGEMENT ADVISORS, LLC ("CMA")

PROXY VOTING POLICY

INTRODUCTION

Many of CMA's investment management clients have delegated to CMA the authority and responsibility to vote proxies for the voting securities held in their accounts. Where CMA has been granted the authority and accepted the responsibility for voting proxies, it will determine whether and how to do so, in the case of individual proxies, in accordance with this Proxy Voting Policy (the "Policy"). CMA reserves the right to amend this Policy at any time.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following exceptions (unless otherwise agreed) when CMA expects to routinely abstain from voting:

Proxies may not be voted in cases where CMA anticipates that it may soon be removing the security from a given client's account.

Proxies will usually not be voted in cases where the security has been loaned from the client's account, or where CMA determines that the costs to the client and/or the administrative inconvenience of voting the security (e.g., foreign securities) outweigh the benefit of doing so.

Ordinarily, CMA will not notify clients when it abstains from voting in these routine circumstances.

When CMA votes proxies it will do so in the best interest of its clients (defined, for this purpose, as in the best interest of enhancing or protecting the economic value of client accounts), considered as a group, as CMA determines in its sole and absolute discretion.

CMA generally will not accept proxy voting authority from a client if the client seeks to impose client-specific voting guidelines that may be inconsistent with CMA's guidelines or with the client's best economic interest in CMA's view.

PROXY COMMITTEE

Proxy voting is overseen by the CMA Proxy Committee. The Proxy Committee is composed of senior investment, operations and client service professionals. The Committee is responsible for setting general policy as to the voting of proxies and the maintenance and administration of this Policy. Specifically, the
Committee:

Reviews this Policy and associated Proxy Voting Guidelines annually and approves, from time to time, any amendments which it considers to be advisable and consistent with the Policy's overall mandate of serving the best economic interests of those CMA advisory clients for which the firm has proxy voting authority.

Considers special proxy issues as may arise from time to time, including voting proxies:

for which the Proxy Voting Guidelines do not provide clear and definitive guidance; and/or where an exception to the established Guidelines may be in the best interests of CMA clients.


PROXY VOTING ADMINISTRATION


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CMA Operations administers this Policy on a continuous basis through a Proxy
Team that reports to CMA's Managing Director (Operations). The Proxy Team has the following duties:

   - Continuously maintain the Proxy Voting Guidelines and make recommendations, as necessary, to the Proxy Committee regarding their amendment.

   - Monitor upcoming shareholder meetings and solicitations of proxies for such meetings.

   - Routine voting of proxies in accordance with this Policy and CMA's Proxy Voting Guidelines.

   - Coordinate the Proxy Committee's review of any new or unusual proxy issues.

   - Oversee the work of any third-party proxy service provider which CMA may retain and the protocols needed to ensure that the service provider timely and accurately accomplishes all votes and fulfills all other responsibilities as directed by CMA.

   - Coordinate responses to CMA investment professionals' questions, if any, regarding proxy issues and this Policy, including forwarding specialized proxy research received from the proxy service provider.

   - Establish and preserve (or ensure that CMA's proxy service provider does so) all required records as to proxy voting.

   - Ensure that clients that so request are timely furnished copies of this Policy.

   - Establish and maintain the means by which reports of proxy voting on behalf of CMA-advised accounts are timely and confidentially made available to clients of the firm that request to receive these for their accounts.

PROXY VOTING GUIDELINES

CMA policy is to vote proxies, subject to the foregoing overall best economic interest standard, in accordance with written Proxy Voting Guidelines ("Guidelines"), as established by the Proxy Committee. A copy of the Guidelines is attached and incorporated within this Policy as "Attachment A". As an aid rather than a substitute for applying the Guidelines, CMA also regularly considers the analysis and recommendations of an independent proxy service provider.

CONFLICTS OF INTEREST

With Other Bank of America Businesses

Bank of America Corporation ("BAC", the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates) owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of CMA-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA's duty, in the proxy voting process, to act in the best economic interest of its clients.

WITHIN CMA

Conflicts of interest may also arise from the business activities of CMA. For example, CMA might manage (or be seeking to manage) the assets of a benefit plan for an issuer. CMA may also be presented with an


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actual or apparent conflict of interest where proxies of securities issued by
BAC or the Columbia Funds, for which CMA serves as investment adviser, are to be voted for a client's account.

MANAGEMENT OF CONFLICTS

CMA's policy is to always vote proxies in the best interests of its clients, as a whole, without regard to its own self interest or that of its affiliates. BAC as well as CMA have various compliance policies and procedures in place in order to address any material conflicts of interest which might arise in this context.

BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or (as in the case of CMA associates) non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

Within CMA, the CMA Code of Ethics affirmatively requires that associates of the firm act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of CMA's clients.

By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Team and the Proxy Committee undertakes:

To disclose to the Managing Director (Operations) or chairperson of the Proxy Committee, respectively, any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how CMA shall vote proxies; and

To refrain from taking into consideration, in the decision as to whether or how CMA shall vote proxies:

The existence of any current or prospective material business relationship between CMA, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand; and/or

Any direct, indirect or perceived influence or attempt to influence such action which the member views as being inconsistent with the purpose or provisions of this Policy or the BAC or CMA Codes of Ethics.

Where a material conflict of interest is determined to have arisen in the proxy voting process which may not be adequately mitigated by voting in accordance with the predetermined Voting Guidelines, CMA's policy is to invoke one or more of the following conflict management procedures:

Convene the Proxy Committee for the purpose of voting the affected proxies in a manner which is free of the conflict.

Causing the proxies to be voted in accordance with the recommendations of a qualified, independent third party, which may include CMA's proxy service provider.

In unusual cases, with the client's consent and upon ample notice, forwarding the proxies to CMA's clients so that they may vote the proxies directly.

AVAILABILITY OF POLICY AND PROXY VOTING RECORDS TO CLIENTS


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CMA will initially inform clients of this Policy and how a client may learn of
CMA's voting record for the client's securities through summary disclosure in
Part II of CMA's Form ADV. Upon receipt of a client's request for more information, CMA will provide to the client a copy of this Policy and/or how CMA voted proxies for the client pursuant to this policy for up to a one-year period.


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"ATTACHMENT A"

CMA PROXY VOTING GUIDELINES

The following guidelines are to be followed by the BACAP Proxy Team when voting proxies routinely solicited with respect to securities of public companies held in the accounts of BACAP advised clients. These guidelines are to be applied in conjunction with and subject to all provisions of BACAP's Proxy Voting Policy, including the provision of that Policy that all proxies which BACAP votes shall be voted in the best economic interest of its clients.

The guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended for favorable action by the board of directors of publicly held companies other than investment companies. Part II deals with proposals submitted by shareholders for inclusion in the proxy statements of such companies, but which the companies' management and board of directors oppose.
Part III addresses proxies of both sorts regarding investment companies.

BOARD-APPROVED PROPOSALS

Proxies will generally be voted FOR board-approved proposals, except as follows:

Matters Relating to the Board of Directors

Proxies will be voted FOR the election of the company's nominees for director and FOR board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

CMA will WITHHOLD VOTES for one or more nominees for director if

   -  The board does not have a majority of independent directors; or

   - The board does not have nominating, audit and compensation committees composed solely of independent directors.

For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the then applicable listing standards of the company's principal market center (e.g., NYSE, AMEX, NASDAQ). Proxies will generally be voted on a CASE-BY-CASE BASIS on board-approved proposals where the board fails to meet these basic independence standards.

CMA will vote on a CASE-BY-CASE BASIS in contested elections of directors.

CMA may WITHHOLD VOTES ON A CASE-BY-CASE BASIS for nominees for director that have failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g., failing to implement policies for which a majority of shareholders has previously cast votes in favor), have demonstrated a disregard for the interests of shareholders.

CMA will vote AGAINST proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

CORPORATE GOVERNANCE

CMA will vote on a CASE-BY-CASE BASIS on board-approved proposals relating to corporate governance (including director and officer liability and indemnity provisions; proxy contest advance notice and expense reimbursement provisions), except as follows:


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